GT GLOBAL
VARIABLE
INVESTMENT
FUNDS

PROSPECTUSES

                   [LOGO]GT GLOBAL VARIABLE INVESTMENT FUNDS
           PROSPECTUS -- APRIL 29, 1996, AS REVISED OCTOBER 31, 1996

--------------------------------------------------------------------------------

The GT GLOBAL VARIABLE INVESTMENT FUNDS (individually, a "Fund," collectively, the "Funds") are mutual funds that are offered for investment exclusively to separate accounts that fund certain variable annuity contracts ("VA Contracts") offered by certain life insurance companies ("Participating Insurance Companies").

The Fund's investment manager, Chancellor LGT Asset Management, Inc. (the "Manager") is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

The GT Global Variable Investment Funds currently are:

/ / GT Global Variable New Pacific Fund
/ / GT Global Variable Europe Fund
/ / GT Global Variable Latin America Fund
/ / GT Global Variable America Fund
/ / GT Global Variable International Fund
/ / GT Global Variable Infrastructure Fund
/ / GT Global Variable Natural Resources Fund
/ / GT Global Variable Telecommunications Fund
/ / GT Global Variable Emerging Markets Fund
/ / GT Global Variable Growth & Income Fund
/ / GT Global Variable Global Government Income Fund
/ / GT Global Variable Strategic Income Fund
/ / GT Global Variable U.S. Government Income Fund
/ / GT Global Money Market Fund

EACH OF THE FOLLOWING FUNDS IS CLASSIFIED AS A "DIVERSIFIED" INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"): GT GLOBAL VARIABLE NEW PACIFIC FUND ("NEW PACIFIC FUND"), GT GLOBAL VARIABLE EUROPE FUND ("EUROPE FUND"), GT GLOBAL VARIABLE AMERICA FUND ("AMERICA FUND"), GT GLOBAL VARIABLE INFRASTRUCTURE FUND ("INFRASTRUCTURE FUND"), GT GLOBAL VARIABLE NATURAL RESOURCES FUND ("NATURAL RESOURCES FUND"), GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND ("TELECOMMUNICATIONS FUND"), GT GLOBAL VARIABLE INTERNATIONAL FUND ("INTERNATIONAL FUND"), GT GLOBAL VARIABLE EMERGING MARKETS FUND ("EMERGING MARKETS FUND"), GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND ("U.S. GOVERNMENT INCOME FUND") AND GT GLOBAL MONEY MARKET FUND ("MONEY MARKET FUND"). EACH OF THE FOLLOWING FUNDS IS CLASSIFIED AS A "NON-DIVERSIFIED" INVESTMENT COMPANY UNDER THE 1940 ACT: GT GLOBAL VARIABLE LATIN AMERICA FUND ("LATIN AMERICA FUND"), GT GLOBAL VARIABLE GROWTH & INCOME FUND ("GROWTH & INCOME FUND"), GT GLOBAL VARIABLE STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") AND GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT INCOME FUND").

THE STRATEGIC INCOME FUND MAY INVEST UP TO 50% OF ITS ASSETS IN LOWER RATED AND COMPARABLE UNRATED DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE STRATEGIC INCOME FUND.
THIS PROSPECTUS CONCISELY SETS FORTH INFORMATION ABOUT THE FUNDS THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING THROUGH THE VA CONTRACTS. THIS PROSPECTUS, IN ADDITION TO THE VA CONTRACTS PROSPECTUS, SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 1996, AS REVISED OCTOBER 31, 1996, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION, WHICH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, IS AVAILABLE WITHOUT CHARGE BY WRITING TO THE FUNDS AT 50 CALIFORNIA STREET, 27TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING
(800) 824-1580.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
   SECURITIES  AND EXCHANGE  COMMISSION OR ANY  STATE SECURITIES COMMISSION
     PASSED ON  THE  ACCURACY OR  ADEQUACY  OF THIS  PROSPECTUS.       ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND  SHARES ARE  AVAILABLE AS  A POOLED  FUNDING VEHICLE  FOR VARIABLE ANNUITY
 CONTRACTS OFFERED  BY  PARTICIPATING INSURANCE  COMPANIES.  THIS  PROSPECTUS
            SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

AN  INVESTMENT  IN THE  GT  GLOBAL MONEY  MARKET  FUND IS  NEITHER  INSURED NOR
 GUARANTEED BY THE  U.S. GOVERNMENT. THERE  CAN BE NO  ASSURANCE THAT THE  GT
   GLOBAL  MONEY  MARKET  FUND  WILL  BE  ABLE  TO  MAINTAIN  A  STABLE NET
                                    ASSET VALUE OF $1.00 PER SHARE.

                               Prospectus Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
General Information.......................................................................          3
Financial Highlights......................................................................          4
Investment Objectives and Policies........................................................         10
Risk Factors..............................................................................         27
Currency, Options and Futures Strategies..................................................         33
How to Invest.............................................................................         35
Calculation of Net Asset Value............................................................         36
Dividends, Other Distributions and Federal Income Taxation................................         36
Management................................................................................         38
Other Information.........................................................................         44

                               Prospectus Page 2

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Each GT Global Variable Investment Fund is organized as a separate series of either G.T. Global Variable Investment Series or G.T. Global Variable Investment Trust. (G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust are referred to herein collectively as the "Companies," and may be referred to singularly as a "Company"). Each Company is registered with the SEC as an open-end management investment company. See "Other Information." Each Fund is treated as a separate entity for certain matters under the 1940 Act and for other purposes, including federal income tax purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund.

The GT Global Variable Investment Funds are mutual funds that serve as funding vehicles for the VA Contracts offered by Participating Insurance Companies through separate accounts. Shares of the Funds may be offered to separate accounts of Participating Insurance Companies and serve as the underlying investments for VA Contracts ("shared funding"). Due to differences in tax treatment or other considerations, the interests of various VA Contract holders might at some time be in conflict. The Companies currently do not foresee any such conflict. However, the Companies' Board of Trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more Participating Insurance Companies' separate accounts might be required to withdraw all or a substantial portion of its investments in one or more Funds. This might disrupt a Fund's orderly portfolio management to the potential detriment of VA Contract holders.

The following Funds are organized as series of G.T. Global Variable Investment
Series:

/ / GT Global Variable New Pacific Fund

/ / GT Global Variable Europe Fund

/ / GT Global Variable America Fund

/ / GT Global Variable International Fund

/ / GT Global Money Market Fund

The following Funds are organized as series of G.T. Global Variable Investment
Trust:

/ / GT Global Variable Latin America Fund

/ / GT Global Variable Infrastructure Fund

/ / GT Global Variable Natural Resources Fund

/ / GT Global Variable Telecommunications Fund

/ / GT Global Variable Growth & Income Fund

/ / GT Global Variable Strategic Income Fund

/ / GT Global Variable Emerging Markets Fund

/ / GT Global Variable Global Government Income Fund

/ / GT Global Variable U.S. Government Income Fund

The VA Contracts are described in a separate prospectus issued by each Participating Insurance Company for which the Companies assume no responsibility. Individual VA Contract holders are not the "shareholders" of either Company or any Fund. Rather, each Participating Insurance Company and its separate accounts are the shareholders (the "shareholders"). In accordance with current law, shareholder voting rights will be passed on to VA Contract holders. As described below, for certain matters Company shareholders vote together as a group; as to other matters, they vote separately by Fund.

                               Prospectus Page 3

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding, total investment return ratios and supplemental data for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the periods indicated below have been audited by Coopers & Lybrand, L.L.P. independent accountants, whose report thereon appears in the Statement of Additional Information.

                     G.T. GLOBAL VARIABLE INVESTMENT SERIES

                                                                   JULY 5, 1994
                                                                   (COMMENCEMENT
                                                                        OF
                                                                    OPERATIONS)
                                                     YEAR ENDED         TO
                                                    DECEMBER 31,   DECEMBER 31,
                                                      1995***         1994**             YEAR ENDED DECEMBER 31, 1995*
                                                    ------------   -------------   ------------------------------------------
                                                     GT GLOBAL       GT GLOBAL                     GT GLOBAL
                                                    ------------   -------------   ------------------------------------------
                                                      VARIABLE       VARIABLE       VARIABLE     VARIABLE  VARIABLE   MONEY
                                                    INTERNATIONAL  INTERNATIONAL   NEW PACIFIC    EUROPE   AMERICA    MARKET
                                                        FUND           FUND           FUND         FUND      FUND      FUND
                                                    ------------   -------------   -----------   --------  --------  --------
Net asset value, beginning of period..............    $ 11.25         $ 12.00       $  14.01     $  15.22  $  15.81  $   1.00
                                                    ------------   -------------   -----------   --------  --------  --------
Income from investment operations
  Net investment income...........................       0.09            0.06           0.20         0.18      0.21      0.05
  Net gains or losses on securities (both realized
   and unrealized)................................      (0.22)          (0.76)         (0.23)        1.28      3.80      0.00
                                                    ------------   -------------   -----------   --------  --------  --------
Total from investment operations..................      (0.13)          (0.70)         (0.03)        1.46      4.01      0.05
                                                    ------------   -------------   -----------   --------  --------  --------
Less distributions
  From net investment income......................      (0.09)          (0.05)         (0.06)       (0.16)    (0.07)    (0.05)
  From capital gain...............................      (0.02)          (0.00)         (0.00)       (0.00)    (0.29)    (0.00)
  In excess of capital gains......................      (0.00)          (0.00)         (0.00)       (0.00)    (0.00)    (0.00)
  Return of capital...............................      (0.00)          (0.00)         (0.00)       (0.00)    (0.00)    (0.00)
                                                    ------------   -------------   -----------   --------  --------  --------
    Total distributions...........................      (0.11)          (0.05)         (0.06)       (0.16)    (0.36)    (0.05)
                                                    ------------   -------------   -----------   --------  --------  --------
Net asset value, end of period....................    $ 11.01         $ 11.25       $  13.92     $  16.52  $  19.46  $   1.00
                                                    ------------   -------------   -----------   --------  --------  --------
                                                    ------------   -------------   -----------   --------  --------  --------
Total returns+ (b)................................      (1.14)%         (5.81)%        (0.21)%       9.66%    25.37%     5.26%
Ratios/supplemental data
  Net assets, end of period (in 000's)............    $ 3,663         $ 2,229       $ 23,025     $ 15,641  $ 37,643  $ 14,891
  Ratio of net investment income (loss) to average
   net assets:
    With reimbursement by the Manager and expense
     reductions (a)...............................       0.93%           3.33%          1.27%        1.12%     1.66%     5.15%
    Without reimbursement by the Manager and
     expense reductions (a).......................      (1.35)%         (2.56)%         1.74%        0.60%     1.60%     4.85%
    Without expenses assumed by the Manager (a)...         --%             --%            --%          --%       --%       --%
  Ratio of expenses to average net assets:
    With reimbursement by the Manager and expense
     reductions (a)...............................       1.25%           0.69%          1.14%        1.20%     1.00%     0.75%
    Without reimbursement by the Manager and
     expense reductions (a).......................       3.53%           6.58%          1.61%        1.72%     1.06%     1.05%
    Without expenses assumed by the Manager (a)...         --%             --%            --%          --%       --%       --%
  Portfolio turnover (a)..........................        107%             17%            67%         123%       79%      N/A

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1995 of $0.04, $0.08, $0.01 and $0.00, respectively.
** Includes reimbursement by the Manager of International Fund operating expenses of $0.11.

*** Includes reimbursement by the Manager of International Fund operating expenses of $0.22.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 4

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                         YEAR ENDED
                                                     DECEMBER 31, 1994**
                                          -----------------------------------------
                                                          GT GLOBAL
                                          -----------------------------------------
                                           VARIABLE     VARIABLE   VARIABLE  MONEY
                                          NEW PACIFIC    EUROPE    AMERICA  MARKET
                                             FUND         FUND      FUND     FUND
                                          -----------   --------   -------  -------
Net asset value, beginning of period....    $ 16.07     $ 15.33    $13.75   $  1.00
                                          -----------   --------   -------  -------
Income from investment operations
  Net investment income.................       0.08        0.16      0.48      0.03
  Net gains or losses on securities
   (both realized and unrealized).......      (2.08)      (0.25)     2.08      0.00
                                          -----------   --------   -------  -------
Total from investment operations........      (2.00)      (0.09)     2.56      0.03
                                          -----------   --------   -------  -------
Less distributions
  From net investment income............      (0.06)      (0.00)    (0.50 )   (0.03)
  From capital gain.....................      (0.00)      (0.02)    (0.00 )   (0.00)
  In excess of capital gains............      (0.00)      (0.00)    (0.00 )   (0.00)
  Return of capital.....................      (0.00)      (0.00)    (0.00 )   (0.00)
                                          -----------   --------   -------  -------
Total distributions.....................      (0.06)      (0.02)    (0.50 )   (0.03)
                                          -----------   --------   -------  -------
Net asset value, end of period..........    $ 14.01     $ 15.22    $15.81   $  1.00
                                          -----------   --------   -------  -------
                                          -----------   --------   -------  -------
Total returns+ (b)......................     (12.47)%     (0.59)%   18.88 %    3.48%
Ratios/supplemental data
  Net assets, end of period
   (in 000's)...........................    $19,391     $15,020    $15,257  $19,474
  Ratio of net investment income to
   average net assets:
    With reimbursement by the Manager
     and expense reductions (a).........       0.83%       1.48%     1.83 %    3.70%
    Without reimbursement by the Manager
     and expense reductions (a).........       0.48%       1.07%     0.76 %    3.64%
    Without expenses assumed by the
     Manager (a)........................         --%         --%       -- %      --%
  Ratio of expenses to average net
   assets:
    With reimbursement by the Manager
     and expense reductions (a).........       1.25%       1.25%     0.98 %    0.75%
    Without reimbursement by the Manager
     and expense reductions (a).........       1.60%       1.66%     2.05 %    0.81%
    Without expenses assumed by the
     Manager (a)........................         --%         --%       -- %      --%
  Portfolio turnover (a)................         30%         61%      139 %     N/A
                                          -----------   --------   -------  -------

                                             FEBRUARY 10, 1993 (COMMENCEMENT OF
                                              OPERATIONS) TO DECEMBER 31, 1993*
                                          -----------------------------------------
                                                          GT GLOBAL
                                          -----------------------------------------
                                           VARIABLE     VARIABLE   VARIABLE  MONEY
                                          NEW PACIFIC    EUROPE    AMERICA   MARKET
                                             FUND         FUND      FUND      FUND
                                          -----------   --------   -------   ------
Net asset value, beginning of period....    $12.00       $12.00    $12.00    $1.00
                                          -----------   --------   -------   ------
Income from investment operations
  Net investment income.................      0.04         0.05      1.11     0.03
  Net gains or losses on securities
   (both realized and unrealized).......      4.03         3.28      0.64     0.00
                                          -----------   --------   -------   ------
Total from investment operations........      4.07         3.33      1.75     0.03
                                          -----------   --------   -------   ------
Less distributions
  From net investment income............     (0.00)       (0.00)    (0.00)   (0.03 )
  From capital gain.....................     (0.00)       (0.00)    (0.00)   (0.00 )
  In excess of capital gains............     (0.00)       (0.00)    (0.00)   (0.00 )
  Return of capital.....................     (0.00)       (0.00)    (0.00)   (0.00 )
                                          -----------   --------   -------   ------
Total distributions.....................     (0.00)       (0.00)    (0.00)   (0.03 )
                                          -----------   --------   -------   ------
Net asset value, end of period..........    $16.07       $15.33    $13.75    $1.00
                                          -----------   --------   -------   ------
                                          -----------   --------   -------   ------
Total returns+ (b)......................      33.9%        27.8%     14.7%     2.6 %
Ratios/supplemental data
  Net assets, end of period
   (in 000's)...........................    $7,945       $5,410    $1,700    $3,775
  Ratio of net investment income to
   average net assets:
    With reimbursement by the Manager
     and expense reductions (a).........       0.9%         1.1%     14.1%     2.9 %
    Without reimbursement by the Manager
     and expense reductions (a).........       0.3%         0.4%     12.8%     2.1 %
    Without expenses assumed by the
     Manager (a)........................      (2.0)%       (2.8)%     7.6%    (2.6 )%
  Ratio of expenses to average net
   assets:
    With reimbursement by the Manager
     and expense reductions (a).........       0.6%         0.7%      0.0%     0.2 %
    Without reimbursement by the Manager
     and expense reductions (a).........       1.3%         1.4%      1.3%     1.0 %
    Without expenses assumed by the
     Manager (a)........................       3.6%         4.6%      6.5%     5.7 %
  Portfolio turnover (a)................        15%          27%      831%     N/A
                                          -----------   --------   -------   ------

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager for New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1993 of $0.03, $0.03, $0.10 and $0.01, respectively.

** Includes reimbursement by the Manager for New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1994, of $0.03, $0.04, $0.28 and $0.00, respectively.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 5

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                     G.T. GLOBAL VARIABLE INVESTMENT TRUST

                                                                                                           JULY 5, 1994
                                                                   JANUARY 31, 1995                        (COMMENCEMENT
                                                                   (COMMENCEMENT OF         YEAR ENDED    OF OPERATIONS)
                                                                    OPERATIONS) TO         DECEMBER 31,   TO DECEMBER 31,
                                                                 DECEMBER 31, 1995***         1995**           1994*
                                                              --------------------------   ------------   ---------------
                                                                                  GT GLOBAL VARIABLE
                                                              -----------------------------------------------------------
                                                                                NATURAL
                                                              INFRASTRUCTURE   RESOURCES     EMERGING        EMERGING
                                                                   FUND          FUND      MARKETS FUND    MARKETS FUND
                                                              --------------   ---------   ------------   ---------------
Net asset value, beginning of period........................      $12.00         $12.00       $11.89           $12.00
                                                              --------------   ---------   ------------   ---------------
Income from investment operations
  Net investment income.....................................        0.07           0.73         0.14             0.07
  Net gains or losses on securities (both realized and
   unrealized)..............................................        1.20           1.91        (1.04)           (0.05)
                                                              --------------   ---------   ------------   ---------------
Total from investment operations............................        1.27           2.64        (0.90)            0.02
                                                              --------------   ---------   ------------   ---------------
Less distributions
  From net investment income................................          --          (0.71)       (0.09)           (0.07)
  From capital gain.........................................          --             --           --            (0.00)
  In excess of capital gains................................          --          (0.05)          --            (0.06)
  Return of capital.........................................          --             --        (0.02)           (0.00)
                                                              --------------   ---------   ------------   ---------------
                                                              --------------   ---------   ------------   ---------------
Total distributions.........................................          --          (0.76)       (0.11)           (0.13)
                                                              --------------   ---------   ------------   ---------------
Net asset value, end of period..............................      $13.27         $13.88       $10.88           $11.89
                                                              --------------   ---------   ------------   ---------------
                                                              --------------   ---------   ------------   ---------------
Total returns+ (b)                                                 10.58%         22.20%       (7.54)%           0.12%
Ratios/supplemental data
  Net assets, end of period (in 000's)......................     $ 1,594        $ 1,365      $ 8,983          $ 7,267
  Ratio of net investment income to average net assets:
    With reimbursement by the Manager and expense reductions
     (a)....................................................        1.24%         10.87%        1.55%            4.10%
    Without reimbursement by the Manager and expense
     reductions (a).........................................       (6.11)%         2.94%        0.51%           (0.20)%
    Without expenses assumed by the Manager (a).............          --%            --%          --%              --%
  Ratio of expenses to average net assets:
    With reimbursement by the Manager and expense reductions
     (a)....................................................        1.22%          1.14%        1.18%            0.00%
    Without reimbursement by the Manager and expense
     reductions (a).........................................        8.57%          9.07%        2.22%            4.30%
    Without expenses assumed by the Manager (a).............          --%            --%          --%              --%
  Portfolio turnover (a)....................................          38%           875%         210%             117%
                                                              --------------   ---------   ------------   ---------------

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager of Emerging Markets Fund operating expenses of $0.07.

** Includes reimbursement by the Manager of Emerging Markets Fund operating expenses for the fiscal year ended December 31, 1995 of $0.09.

*** Includes reimbursement by the Manager of operating expenses for the period
    January 31, 1995 to December 31, 1995 for the Infrastructure Fund and Natural Resources Fund of $0.42 and $0.47, respectively.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 6

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                        YEAR ENDED DECEMBER 31, 1995*
                                          -----------------------------------------------------------------------------------------

                                                                             GT GLOBAL VARIABLE
                                          -----------------------------------------------------------------------------------------

                                             LATIN                                  GLOBAL          U.S.
                                            AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     TELECOMMUNICATIONS
                                             FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND           FUND
                                          -----------  -----------  -----------  -------------  -------------  --------------------
Net asset value, beginning of period....   $   19.17    $   12.99    $   10.82     $   10.63      $   10.79         $    13.98
                                          -----------  -----------  -----------  -------------  -------------         --------
Income from investment operations
  Net investment income.................        0.51         0.52         1.07          0.79           0.62               0.02
  Net gains or losses on securities
   (both realized and unrealized).......       (5.10)        1.46         0.93          0.84           0.93               3.26
                                          -----------  -----------  -----------  -------------  -------------         --------
Total from investment operations........       (4.59)        1.98         2.00          1.63           1.55               3.28
                                          -----------  -----------  -----------  -------------  -------------         --------
Less distributions
  From net investment income............       (0.16)       (0.40)       (0.96)        (0.75)         (0.60)             (0.03)
  From capital gain.....................       (2.00)       (0.00)       (0.00)        (0.00)         (0.00)             (0.36)
  In excess of capital gains............       (0.00)       (0.00)       (0.00)        (0.00)         (0.00)             (0.00)
  Return of capital.....................       (0.00)       (0.00)       (0.00)        (0.00)         (0.00)             (0.00)
                                          -----------  -----------  -----------  -------------  -------------         --------
Total distributions.....................       (2.16)       (0.40)       (0.96)        (0.75)         (0.60)             (0.39)
                                          -----------  -----------  -----------  -------------  -------------         --------
Net asset value, end of period..........   $   12.42    $   14.57    $   11.86     $   11.51      $   11.74         $    16.87
                                          -----------  -----------  -----------  -------------  -------------         --------
                                          -----------  -----------  -----------  -------------  -------------         --------
Total returns+(b).......................      (24.14)%      15.49%       19.50%        15.85%         14.73%             23.66%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................   $  19,771    $  30,565    $  25,345     $  11,944      $   5,992         $   50,778
  Ratio of net investment income to
   average net assets:
  With reimbursement by the Manager and
   expense reductions (a)...............        4.43%        3.87%        9.59%         7.03%          5.43%              0.16%
  Without reimbursement by the Manager
   and expense reductions (a)...........        3.92%        3.66%        9.35%         6.37%          3.87%              0.10%
  Without expenses assumed by the
   Manager (a)..........................          --%          --%          --%           --%            --%                --%
Ratio of expenses to average net assets:
  With reimbursement by the Manager and
   expense reductions (a)...............        1.18%        1.23%        1.00%         1.00%          1.00%              1.20%
  Without reimbursement by the Manager
   and expense reductions (a)...........        1.69%        1.44%        1.24%         1.66%          2.56%              1.26%
  Without expenses assumed by the
   Manager (a)..........................          --%          --%          --%           --%            --%                --%
Portfolio turnover (a)..................         140%          73%         193%          394%           186%                70%
                                          -----------  -----------  -----------  -------------  -------------         --------

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager of operating expenses for the fiscal year ended December 31, 1995 for the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Telecommunications Fund of $0.06, $0.03, $0.03, $0.07, $0.14, and $0.00, respectively.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 7

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                       YEAR ENDED DECEMBER 31, 1994*
                                         -----------------------------------------------------------------------------------------
                                                                            GT GLOBAL VARIABLE
                                         -----------------------------------------------------------------------------------------
                                            LATIN                                  GLOBAL          U.S.
                                           AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     TELECOMMUNICATIONS
                                            FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND           FUND
                                         -----------  -----------  -----------  -------------  -------------  --------------------
Net asset value, beginning of period...   $   17.68    $   13.77    $   14.57     $   12.53      $   12.23         $    13.07
Income from investment operations
  Net investment income................        0.11         0.46         1.71          0.77           0.63               0.01
  Net gains or losses on securities
   (both realized and unrealized)......        1.49        (0.85)       (4.17)        (1.85)         (1.39)              0.92
                                         -----------  -----------  -----------  -------------  -------------         --------
Total from investment operations.......         1.6        (0.39)       (2.46)        (1.08)         (0.76)              0.93
                                         -----------  -----------  -----------  -------------  -------------         --------
Less distributions
  From net investment income...........       (0.04)       (0.39)       (0.79)        (0.73)         (0.62)             (0.02)
  From capital gain....................       (0.07)           0        (0.45)            0          (0.06)                 0
  In excess of capital gains...........           0            0            0             0              0                  0
  Return of capital....................           0            0        (0.05)        (0.09)             0                  0
                                         -----------  -----------  -----------  -------------  -------------         --------
Total distributions....................       (0.11)       (0.39)       (1.29)        (0.82)         (0.68)             (0.02)
                                         -----------  -----------  -----------  -------------  -------------         --------
Net asset value, end of period.........   $   19.17    $   12.99        10.82     $   10.63      $   10.79         $    13.98
                                         -----------  -----------  -----------  -------------  -------------         --------
                                         -----------  -----------  -----------  -------------  -------------         --------
Total returns+.........................        9.14%       (2.85)%     (17.09)%       (8.70)%        (6.27)%             7.15%
Ratios/supplemental data
  Net assets, end of period (in
   000's)..............................   $  26,631    $   25,58    $  23,367     $   9,654      $   2,415         $   36,029
  Ratio of net investment income to
   average net assets
    With reimbursement by the Manager
     and expense reductions (a)........        0.82%        3.69%        7.58%         6.89%          5.53%              0.31%
    Without reimbursement by the
     Manager and expense reductions
     (a)...............................        0.49%        3.45%        7.43%         6.21%          1.29%              0.07%
    Without expenses assumed by the
     Manager (a).......................          --%          --%          --%           --%            --%                --%
  Ratio of expenses to average net
   assets
    With reimbursement by the Manager
     and expense reductions (a)........        1.25%        1.25%        1.00%         1.00%          0.38%              1.25%
    Without reimbursement by the
     Manager and expense reductions
     (a)...............................        1.58%        1.49%        1.15%         1.68%          4.63%              1.49%
    Without expenses assumed by the
     Manager (a).......................          --%          --%          --%           --%            --%                --%
  Portfolio turnover...................         185%          53%         313%          350%            34%                81%
                                         -----------  -----------  -----------  -------------  -------------         --------

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager for Latin America Fund, Growth & Income Fund, Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Telecommunications Fund operating expenses for the fiscal year ended December 31, 1994 of $0.04, $0.03, $0.04, $0.08, $0.48 and $0.01, respectively.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 8

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                                 OCTOBER 18, 1993
                                                                                                                 (COMMENCEMENT OF
                                                          FEBRUARY 10, 1993 (COMMENCEMENT OF                      OPERATIONS) TO
                                                           OPERATIONS) TO DECEMBER 31, 1993                      DECEMBER 31, 1993
                                          -------------------------------------------------------------------  ---------------------
                                                                              GT GLOBAL VARIABLE
                                          ------------------------------------------------------------------------------------------
                                             LATIN                                  GLOBAL          U.S.
                                            AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     TELECOMMUNICATIONS
                                             FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND           FUND
                                          -----------  -----------  -----------  -------------  -------------  ---------------------
Net asset value, beginning of period....   $   12.00    $   12.00    $   12.00     $   12.00      $   12.00          $   12.00
Income from investment operations
  Net investment income*................        0.04         0.31         0.61          0.57           0.53               0.04
  Net gains or losses on securities
   (both realized and unrealized).......        5.64         1.79         2.57          0.52           0.23               1.03
                                          -----------  -----------  -----------  -------------  -------------          -------
Total from investment operations........        5.68         2.10         3.18          1.09           0.76               1.07
                                          -----------  -----------  -----------  -------------  -------------          -------
Less distributions
  From net investment income............       (0.00)       (0.28)       (0.61)        (0.56)         (0.53)             (0.00)
  From capital gain.....................       (0.00)       (0.05)       (0.00)        (0.00)         (0.00)             (0.00)
  In excess of capital gains............       (0.00)       (0.00)       (0.00)        (0.00)         (0.00)             (0.00)
                                          -----------  -----------  -----------  -------------  -------------          -------
Total distributions.....................       (0.00)       (0.33)       (0.61)        (0.56)         (0.53)             (0.00)
                                          -----------  -----------  -----------  -------------  -------------          -------
Net asset value, end of period..........   $   17.68    $   13.77    $   14.57     $   12.53      $   12.23          $   13.07
                                          -----------  -----------  -----------  -------------  -------------          -------
                                          -----------  -----------  -----------  -------------  -------------          -------
Total returns+ (b)......................        47.3%        17.8%        27.5%          9.5%           6.4%               8.9%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................   $   8,240    $  11,677    $  18,089     $   6,136      $     974          $   7,903
  Ratio of net investment income to
   average net assets:
    With reimbursement by the Manager
     and expense reductions* (a)........         1.0%         3.2%         6.6%          6.1%           5.3%               2.5%
    Without reimbursement by the Manager
     and expense reductions (a).........         0.4%         2.7%         6.3%          5.5%           3.4%               2.3%
    Without expenses assumed by
     the Manager (a)....................        (2.5)%        1.1%         5.2%          2.4%          (6.9)%              1.6%
  Ratio of expenses to average net
   assets:
    With reimbursement by the Manager
     and expense reductions* (a)........         0.7%         0.6%         0.5%          0.5%           0.0%               0.9%
    Without reimbursement by the Manager
     and expense reductions (a).........         1.3%         1.2%         0.9%          1.1%           1.9%               1.1%
    Without expenses assumed by
     the Manager (a)....................         4.2%         2.8%         1.9%          4.2%          12.3%               1.8%
  Portfolio turnover (a)................          78%          17%         245%          298%            81%                20%
                                          -----------  -----------  -----------  -------------  -------------          -------

------------------
(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

* Includes reimbursement by the Manager for Latin America Fund, Growth & Income Fund, Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Telecommunications Fund operating expenses for the fiscal year ended December 31, 1993 of $0.02, $0.05, $0.03, $0.06, $0.19 and $0.00, respectively.

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

                               Prospectus Page 9

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

Each Fund has its own investment objective(s) and investment policies. The objective(s) and policies of each Fund determine the types of securities in which that Fund may invest, and will affect both the investment return and the degree of risk to which that Fund is subject. There can be no assurance that any Fund will achieve its investment objective(s).

                              GLOBAL GROWTH FUNDS

The investment objective of each of the New Pacific Fund, the Europe Fund, the International Fund, and the America Fund (collectively, "Global Growth Funds") is long-term growth of capital. Each Global Growth Fund seeks this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of issuers domiciled in its "Primary Investment Area", as described below. Equity securities in which the Global Growth Funds may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities.

The Primary Investment Areas of the Global Growth Funds are as follows:

NEW PACIFIC FUND -- Australia, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Taiwan and Thailand.

EUROPE FUND -- Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

INTERNATIONAL FUND -- all countries listed for each other Global Growth Fund, and Argentina, Brazil, Canada, Chile, Colombia, Israel, Japan, Mexico, Peru and Venezuela, but not the United States.

AMERICA FUND -- the United States.

From time to time the Company's Board of Trustees may add or delete countries from a Global Growth Fund's Primary Investment Area.

Each Global Growth Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the relevant Primary Investment Area, including:
(a) securities of issuers in countries that are not located in the Primary Investment Area but are linked by tradition, economic markets, cultural similarities or geography to the countries in such Primary Investment Area; and
(b) securities of issuers located elsewhere in the world which have operations in the relevant Primary Investment Area or which stand to benefit from political and economic events in the Primary Investment Area.

In managing the Global Growth Funds, the Manager seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Manager further attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The Manager intends to invest in such countries and industries only after balancing the potential for growth of selected companies in each market relative to the risks of investing in each such country. Among the factors to be considered are that several of the markets included in the Primary Investment Areas of the New Pacific Fund, the Europe Fund and the International Fund are so-called developing markets, i.e., less developed and more prone to uncertainty, instability and risk than the other markets in which those Funds invest. Under normal circumstances, the assets of the International Fund are invested in the equity securities of issuers domiciled in at least three different countries. The America Fund currently expects to invest a majority of its assets in the securities of mid and small-sized companies. In selecting securities for inclusion in the America Fund's portfolio, the Manager normally initially focuses on companies with a total equity market capitalization of $2 billion or less.

Up to 35% of each Global Growth Fund's assets may be invested in debt securities. The issuers of such debt securities may or may not be domiciled in the Primary Investment Area of the Fund purchasing the securities. The Global Growth Funds will limit their purchases of debt securities to obligations rated no lower than investment grade, i.e., rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard &

                               Prospectus Page 10

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Poor's Ratings Group ("S&P"), or if not similarly rated by any other nationally recognized statistical rating organization ("NRSRO"), deemed by the Manager to be of equivalent quality. See "Description of Debt Ratings" in the Statement of Additional Information for a full description of S&P's and Moody's ratings. The Global Growth Funds may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

                              INFRASTRUCTURE FUND

The INFRASTRUCTURE FUND'S investment objective is long-term capital growth. The Infrastructure Fund seeks its objective by investing primarily in equity securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. The Infrastructure Fund invests in infrastructure companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings.

At least 65% of the Infrastructure Fund's total assets normally will be invested in common stocks and preferred stocks and warrants to acquire such securities issued by infrastructure companies. An "infrastructure" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from infrastructure activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Infrastructure Fund's assets may be invested in debt securities issued by infrastructure companies and/or equity and debt securities of companies outside of the infrastructure industries which, in the opinion of the Manager, stand to benefit from developments in the infrastructure industries.

The Infrastructure Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. Investment in non-investment grade securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors."

The Infrastructure Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Infrastructure Fund invests in the securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 50% of the Fund's total assets. The Infrastructure Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

In analyzing companies for possible investment by the Infrastructure Fund, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

For purposes of the Infrastructure Fund's policy of investing at least 65% of its total assets in the securities of infrastructure companies, the companies in which the Infrastructure Fund will principally invest will be those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services which, in the Manager's judgment, constitute services significant to the development of a country's infrastructure.

The Manager believes that a country's infrastructure is one key to the long-term success of that country's economy. The Manager believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. The Manager believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

In the developed countries of North America, Europe, Japan and the south Pacific, the Manager

                               Prospectus Page 11

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the Manager's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

The Manager believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of other foreign countries' economic growth may be the development or improvement of their infrastructure.

                             NATURAL RESOURCES FUND

The NATURAL RESOURCES FUND'S investment objective is long-term capital growth. The Natural Resources Fund seeks its objective by investing primarily in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. The Natural Resources Fund expects to invest in those natural resource companies which own, explore or develop energy sources, ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forest products, foodstuffs, refined products, such as steel, and other basic commodities, which, in the Manager's opinion, historically have been produced and marketed profitably during periods of improving supply and demand fundamentals and rising inflation. The Natural Resources Fund invests in natural resource companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings.

At least 65% of the Natural Resources Fund's total assets will normally be invested in common stock and preferred stock, and warrants to acquire such securities, issued by natural resource companies. A "natural resource" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. The remainder of the Natural Resources Fund's assets may be invested in debt securities issued by natural resource companies and/or equity and debt securities of companies outside of the natural resource industries which, in the opinion of the Manager, stand to benefit from developments in the natural resource industries.

The Natural Resources Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. Investment in non-investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors."

The Natural Resources Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Natural Resources Fund invests in the securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 50% of the Fund's total assets. The Natural Resources Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

The Natural Resources Fund may invest in securities of companies in those natural resource industries and commodity groups which, in the Manager's opinion, may perform well during periods of rising inflation. In analyzing such companies for possible investment by the Natural Resources Fund, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; development of new technologies; efficient service; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

The natural resource industries are comprised of a variety of companies. For purposes of the Natural Resources Fund's policy of investing at least 65% of its total assets in the securities of natural resource companies, the companies in which the Natural Resources Fund will principally invest will be those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold,

                               Prospectus Page 12

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services which, in the Manager's opinion are significant to the ownership and development of natural resources and other basic commodities.

The Manager will allocate the Natural Resources Fund's investments among those natural resource companies depending on its assessment of their long-term growth potential. In assessing these companies' long-term growth potential, the Manager will evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels, and the potential to accumulate new resources.

The Manager believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials which are affecting world commodities markets. The Manager believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

The Manager also believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. The Manager believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

                            TELECOMMUNICATIONS FUND

The TELECOMMUNICATIONS FUND seeks long-term growth of capital as its investment objective. In seeking that objective, the Telecommunications Fund normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such stocks issued by telecommunications companies. A "telecommunications company" is an entity which (i) derives at least 50% of either its revenues or earnings from telecommunications activities, or (ii) devotes at least 50% of its assets to telecommunications activities, based on the company's most recent fiscal year.

Up to 35% of the Telecommunications Fund's assets may be invested in debt securities issued by telecommunications companies, and/or in equity and debt securities of companies outside of the telecommunications industry which, in the opinion of the Manager, stand to benefit from developments in the telecommunications industry. The Manager will allocate the Telecommunications Fund's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Fund's investment objective are expected to be the most attractive.

The Telecommunications Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Telecommunications Fund invests in the securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Fund's assets. The Telecommunications Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

The telecommunications industry is comprised of a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. The Manager will allocate the Telecommunications Fund's investments among these sectors depending upon its assessment of their relative long-term growth potentials.

For purposes of the Telecommunications Fund's policy of investing at least 65% of its total assets in the securities of telecommunications companies, the companies in which the Fund will invest are those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice

                               Prospectus Page 13

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

The Telecommunications Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. Telecommunications, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies which comprise the telecommunications industry are headquartered outside of the United States. The communication and use of information using existing and developing technology increasingly is permeating global civilization.

For these reasons, the Manager believes that a portfolio comprised only of securities of U.S. issuers does not provide the greatest potential for return from a telecommunications investment. The Manager uses its financial expertise in markets located throughout the world and the substantial global resources of the Manager in attempting to identify those countries and telecommunications companies then providing the greatest potential for long-term capital appreciation. In this fashion, the Manager and the Telecommunications Fund seek to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global telecommunications industry.

                               LATIN AMERICA FUND

The LATIN AMERICA FUND'S investment objective is capital appreciation. In seeking that objective, the Latin America Fund normally invests at least 65% of its total assets in a broad range of securities of Latin American issuers. Consistent with its investment objective and policies, the Latin America Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. These securities may be listed on securities exchanges, traded in various over-the-counter ("OTC") markets or have no organized market.

Up to 35% of the Latin America Fund's total assets may be invested in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issuers, the Manager will consider, among other things, the issuer's Latin American business activities and the impact that developments in Latin America may have on the issuer's operations and financial conditions.

The Latin America Fund may invest up to 50% of its assets in debt securities. There are no credit quality limitations placed on the debt securities in which the Latin America Fund may invest, and some or all of such debt securities may be the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors". The Latin America Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

The Latin America Fund purchases equity and debt securities in seeking its objective of capital appreciation. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Latin America Fund's objective of capital appreciation.

The Latin America Fund defines securities of Latin American issuers as the following: (a) securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;
(b) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (c) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; (d) securities of companies that derive at least 50% of their revenues from either goods or services produced in Latin America or sales made in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, the Latin America Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities. For purposes of this Prospectus, unless otherwise indicated, the Latin America Fund defines Latin America to include the following countries: Argentina, the

                               Prospectus Page 14

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

The extent of the Latin America Fund's holdings in any Latin American country will vary from time to time, based upon the Manager's judgment as to where the greatest investment opportunities then lie. In allocating investments among the various Latin American markets, the Manager looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. Under current market conditions the Latin America Fund intends to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil, and Argentina, which currently have the most developed capital markets in Latin America. The Latin America Fund may invest more than 25% of its assets in any of these four countries but does not expect to invest more than 60% of its total assets in any one country. The portion of the Latin America Fund's total assets invested directly in Chile may be less than the portions invested in other Latin American countries at present. Due to onerous repatriation restrictions, investment by the Fund in Chile for practical purposes is limited to investment in other investment funds which purchase securities of Chilean issuers. The Latin America Fund's investment in Latin American debt securities may consist substantially of Brady Bonds and other sovereign debt securities issued by Latin American governments. "Sovereign debt securities" are those debt securities issued by Latin American governments, and other emerging market governments, that are traded in the markets of developed countries or groups of developed countries. See "Investment Objectives and Policies -- Other Investment Information."

                             EMERGING MARKETS FUND

The EMERGING MARKETS FUND'S investment objective is long-term growth of capital. Under normal circumstances, the Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. These securities may be listed on securities exchanges, traded in various over-the-counter ("OTC") markets, or have no organized market.

For purposes of the Emerging Markets Fund's operations, "emerging markets" will consist of all countries determined by the Manager to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries which the Emerging Markets Fund does not consider to be emerging markets.

The Emerging Markets Fund will focus its investments in those emerging markets which the Manager believes have strongly developing economies and in which the markets are becoming more sophisticated. For purposes of the Emerging Markets Fund's policy of normally investing at least 65% of its total assets in equity securities of issuers in emerging markets, the Emerging Markets

                               Prospectus Page 15

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Fund will consider investment in the following emerging markets:

Algeria                 Kenya
Argentina               Malaysia
Bolivia                 Mauritius
Botswana                Mexico
Brazil                  Morocco
Chile                   Nicaragua
China                   Nigeria
Colombia                Pakistan
Costa Rica              Panama
Cyprus                  Peru
Czech Republic          Philippines
Dominican Republic      Poland
Ecuador                 Portugal
Egypt                   Republic of Slovakia
El Salvador             Russia
Finland                 Singapore
Ghana                   South Africa
Greece                  South Korea
Hong Kong               Sri Lanka
Hungary                 Swaziland
India                   Taiwan
Indonesia               Thailand
Israel                  Turkey
Ivory Coast             Uruguay
Jamaica                 Venezuela
Jordan                  Zimbabwe

Although the Emerging Markets Fund considers each of the above-listed countries eligible for investment pursuant to the above described 65% of total assets investment policy, the Emerging Markets Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Emerging Markets Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus, a company in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

In managing the Emerging Markets Fund, the Manager seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Manager then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Emerging Markets Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets.

The Emerging Markets Fund may invest up to 35% of its total assets in a combination of: (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets above, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and
(iv) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, the Manager will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer. The Emerging Markets Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

The Emerging Markets Fund may invest in debt securities of both governmental and corporate issuers in emerging markets. Emerging market debt securities often are rated below investment grade. "Investment grade" debt securities are those rated within the four highest ratings categories of S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Securities rated BBB by S&P and Baa by Moody's are investment grade debt securities but are considered to have speculative characteristics. Many emerging market debt securities are not rated by U.S. ratings agencies. See "Risk Factors."

The Emerging Markets Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. Investment in non-investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors."

If the rating of any of the Emerging Markets Fund's investments drops below a minimum rating considered acceptable by the Manager for investment by the Emerging Markets Fund, the Fund will dispose of any such security as soon as practicable and

                               Prospectus Page 16

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
consistent with the best interests of the Emerging Markets Fund and its shareholders.

Capital appreciation in debt securities in which the Emerging Markets Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Emerging Markets Fund is incidental to the Emerging Markets Fund's objective of long-term growth of capital.

                              GROWTH & INCOME FUND

The investment objectives of the GROWTH & INCOME FUND are long-term capital appreciation together with current income. In seeking those objectives, the Growth & Income Fund normally invests at least 65% of its total assets in a combination of blue-chip equity securities and high quality government bonds. The Growth & Income Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's or S&P, i.e., rated Aaa or Aa by Moody's or AAA or AA by S&P, or, if unrated, are determined by the Manager to be of comparable quality.

Up to 35% of the Growth & Income Fund's assets may be invested in other equity securities and investment grade government and corporate debt obligations which the Manager believes will assist the Fund in achieving its objectives.

The equity securities in which the Growth & Income Fund may invest include common stocks, preferred stocks, and warrants to acquire such stocks and other equity securities. Government bonds that the Fund may purchase include debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities. Such government securities also may include debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Growth & Income Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.

The Growth & Income Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, the Western European nations, New Zealand and Australia. The Growth & Income Fund may invest substantially in securities denominated in more than one currency. Under normal market conditions, the Growth & Income Fund invests in the securities of issuers located in at least three different countries. Investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Fund's total assets. The Growth & Income Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

The Manager allocates the Growth & Income Fund's assets among securities of issuers located in countries where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The relative proportions of equity and debt securities held by the Growth & Income Fund at any one time will vary, and will depend upon the Manager's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable the Growth & Income Fund to respond to general economic changes and market conditions around the world, the Fund is authorized to invest up to 100% of its assets in either equity securities or debt securities.

The Growth & Income Fund may invest up to 5% of its assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements. The Growth & Income Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

                             STRATEGIC INCOME FUND

The STRATEGIC INCOME FUND seeks high current income as its primary investment objective and capital appreciation as its secondary investment objective.

The Strategic Income Fund allocates its assets among debt securities of issuers located in three separate investment areas: (1) the United States; (2) developed foreign countries; and (3) emerging markets. Within each area, the Strategic Income Fund selects debt securities from those issued by

                               Prospectus Page 17

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Strategic Income Fund may invest include bonds, notes, debentures, and other similar instruments. The Strategic Income Fund normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade by Moody's or S&P, or, if unrated, are determined by the Manager to be of comparable quality. No more than 50% of the Strategic Income Fund's assets may be invested in securities rated below investment grade, which involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Strategic Income Fund may invest in securities that are in default as to payment of principal and/or interest. See "Risk Factors."

For purposes of the Strategic Income Fund's operations, "emerging markets" consist of all countries determined by the Manager to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The Strategic Income Fund currently considers investment in the following emerging markets:

Algeria                 Ivory Coast
Argentina               Jamaica
Bolivia                 Jordan
Botswana                Kenya
Brazil                  Malaysia
Bulgaria                Mauritius
Chile                   Mexico
China                   Morocco
Colombia                Nicaragua
Costa Rica              Nigeria
Cyprus                  Pakistan
Czech Republic          Panama
Dominican Republic      Peru
Ecuador                 Philippines
Egypt                   Poland
El Salvador             Portugal
Finland                 Republic of Slovakia
Ghana                   Russia
Greece                  Singapore
Hong Kong               South Africa
Hungary                 South Korea
India                   Sri Lanka
Indonesia               Swaziland
Israel                  Taiwan

Thailand                Venezuela
Turkey                  Zimbabwe
Uruguay

The Strategic Income Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Strategic Income Fund's assets, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

The Strategic Income Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries ("Sovereign Debt"). The Manager may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Strategic Income Fund without regard to ratings. Currently, substantially all emerging market debt securities are considered to have a credit quality below investment grade.

The Strategic Income Fund also may consider making carefully selected investments in debt securities rated below investment grade of corporate issuers in the United States and in developed foreign markets, subject to the overall 50% limitation. See "Risk Factors." The Strategic Income Fund also may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. See "Other Investment Information -- Loan Participations and Assignments." The Strategic Income Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

                         GLOBAL GOVERNMENT INCOME FUND

The GLOBAL GOVERNMENT INCOME FUND primarily seeks high current income. The Fund's secondary objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure. The Global Government Income Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or

                               Prospectus Page 18

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
municipalities) or their agencies, authorities or instrumentalities. For purposes of this policy, the Global Government Income Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities." The Global Government Income Fund invests primarily in high quality government securities, i.e., those securities rated in the two highest ratings categories of Moody's or S&P, or, if unrated, determined by the Manager to be of comparable quality.

The Global Government Income Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, the Global Government Income Fund invests in the securities of issuers located in at least three different countries. Investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Fund's total assets. The Global Government Income Fund does not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Manager to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction. The Global Government Income Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

Consistent with its investment objectives, the Global Government Income Fund may invest up to 35% of its total assets in a combination of: (a) foreign government securities that are not high quality but are rated at least investment grade by S&P or Moody's, or if unrated, determined by the Manager to be of comparable quality; (b) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; and (c) common and preferred stock, and warrants to acquire such stocks, provided that the Fund will not invest more than 20% of its total assets in such securities. The Global Government Income Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

The U.S. government securities in which the Global Government Income Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Student Loan Marketing Association ("SLMA") and the Tennessee Valley Authority ("TVA")).

The Manager allocates the Global Government Income Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The Manager selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it.

                          U.S. GOVERNMENT INCOME FUND

The investment objective of the U.S. GOVERNMENT INCOME FUND is a high level of current income, consistent with the preservation of capital. The U.S. Government Income Fund normally invests at least 65% of its total assets in U.S. government securities including: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds); and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as GNMAs), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of FNMA, FHLMC, SLMA and TVA).

The U.S. Government Income Fund may invest in mortgage-related securities, such as collateralized

                               Prospectus Page 19

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
mortgage obligations ("CMOs"), fixed-rate mortgage obligations and adjustable rate mortgage obligations ("ARMs"). These securities are issued or guaranteed by GNMA, FNMA or FHLMC, among others.

Treasury bills, notes and bonds and other obligations backed by the "full faith and credit" pledge of the U.S. government historically have involved little risk of loss of principal if held to maturity. While not backed by the full faith and credit of the U.S. government, mortgage-related securities issued or guaranteed by FNMA or FHLMC are high quality investments having minimal credit risks. All securities in which the U.S. Government Income Fund invests, however, are subject to variations in market value due to interest rate fluctuations.

A number of U.S. government agencies or government-sponsored organizations also sell their own debt securities. These agencies typically are created by Congress to fulfill a specific function, such as providing credit to home buyers or farmers; for example, Federal Home Loan Banks, Federal Farm Credit Banks, and SLMA. Some of these obligations are backed by the full faith and credit of the U.S. government, as noted above, and some are supported primarily or solely by the creditworthiness of the issuing agency, such as those issued by TVA. These securities traditionally offer somewhat higher yields than U.S. Treasury securities having similar maturities but may have greater principal risk.

The Resolution Funding Corporation ("Refcorp") issues bonds whose interest payments are guaranteed by U.S. Treasury zero-coupon securities. The amount and maturity date of the Refcorp bonds are the same as the amount and maturity date of the corresponding U.S. Treasury zero-coupon bonds held in a separate custody account at the Federal Reserve Bank of New York. Upon maturity, the Refcorp bonds will be repaid from the proceeds of those U.S. Treasury zero-coupon bonds maturing on the same date.

Consistent with its investment objective, the U.S. Government Income Fund may invest up to 35% of its total assets in a combination of: foreign government securities that are at least of investment grade quality and any U.S. government securities that are rated below "high quality" but are rated at least investment grade by Moody's or S&P, or if unrated determined by the Manager to be of equivalent quality. For purposes of this policy, the U.S. Government Income Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "foreign government securities." The U.S. Government Income Fund may purchase securities that are issued by the government of one country but denominated in the currency of another country (or a multinational currency unit). The U.S. Government Income Fund will not invest in a security denominated in a foreign currency if such currency is not at the time of investment considered by the Manager to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction. The U.S. Government Income Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Currency, Options and Futures Strategies."

                               MONEY MARKET FUND

The investment objective of the MONEY MARKET FUND is maximum current income consistent with liquidity and conservation of capital. The Money Market Fund seeks this objective by investing in high quality, U.S. dollar-denominated money market instruments, i.e., debt obligations with remaining maturities of 13 months or less.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will purchase only instruments having remaining maturities of 13 months or less.

The Money Market Fund invests only in high quality, U.S. dollar-denominated money market instruments determined by the Manager to present minimal credit risks in accordance with procedures established by the Board of Trustees. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest rating categories for short-term securities by at least two NRSROs (or one, if only one NRSRO has rated the security); or, if the issuer has no applicable short-term rating, determined by the Manager to be of equivalent credit quality.

High quality securities are divided into "first tier" and "second tier" securities. The Money Market Fund will invest only in first tier securities. First tier securities have received the highest rating for short-term debt from at least two NRSROs, i.e., rated not lower than A-1 by S&P or P-1 by Moody's (or one, if only one such NRSRO has rated the

                               Prospectus Page 20

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
security), or, if unrated, determined to be of equivalent quality as described above. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Manager to determine the security's eligibility for purchase by the Fund.

The rating criteria of S&P and Moody's, two NRSROs which are currently rating instruments of the type the Money Market Fund may purchase, are more fully described in the "Description of Debt Ratings" in the Statement of Additional Information.

The Money Market Fund may invest in the following types of money market instruments:

Obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities. These include direct obligations of the U.S. Treasury, such as Treasury bills and notes; obligations backed by the full faith and credit of the U.S. government, such as those issued by GNMA; obligations supported primarily or solely by the creditworthiness of the issuer, such as securities of FNMA, FHLMC and TVA; and similar U.S. dollar-denominated instruments of foreign governments, their agencies, authorities and instrumentalities.

Obligations of U.S. and non-U.S. banks, including certificates of deposit, bankers' acceptances and similar instruments, when such banks have total assets at the time of purchase equal to at least $1 billion.

Interest-bearing deposits in U.S. commercial and savings banks having total assets of $1 billion or less, in principal amounts at each such bank not greater than are insured by an agency of the U.S. government, provided that the aggregate amount of such deposits (including interest earned) does not exceed 5% of the Money Market Fund's assets.

Commercial paper and other short-term debt obligations of U.S. and foreign companies, rated at least A-1 by S&P or Prime-1 by Moody's, or, if not rated, determined to be of equivalent quality by the Manager, provided that any outstanding intermediate- or long-term debt of the issuer is rated at least AA by S&P or Aa by Moody's. See the "Description of Debt Ratings" in the Statement of Additional Information. These instruments may include corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). These corporate obligations include variable rate master notes, which are redeemable upon notice and permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument.

Repurchase agreements secured by any of the foregoing.

In managing the Money Market Fund, the Manager may employ a number of professional money management techniques, including varying the composition of the Fund's investments and the average weighted maturity of the Fund's securities within the limitations described above. Determinations to use such techniques will be based on the Manager's identification and assessment of the relative values of various money market instruments and the future of interest rate patterns, economic conditions and shifts in fiscal and monetary policy. The Manager also may seek to improve the Money Market Fund's income by purchasing or selling securities in order to take advantage of yield disparities that regularly occur in the market. For example, frequently there are yield disparities between different types of money market instruments, and market conditions from time to time result in similar securities trading at different prices.

                          OTHER INVESTMENT INFORMATION

INVESTMENT IN ILLIQUID SECURITIES. Each Fund, other than the Money Market Fund, may invest up to 15% of its net assets in illiquid securities. The Money Market Fund may invest up to 10% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days are considered to be illiquid securities. The Manager believes that investment by the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund in carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises, private placements, and other similar vehicles which are illiquid (collectively, "Special Situations") could enable the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund to achieve capital appreciation substantially exceeding the appreciation each Fund would realize if it did not make such investments. However, in order to limit investment risk, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund are permitted to invest no more than 5% of their respective total assets in Special Situations, and no more than 15% of their

                               Prospectus Page 21

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
respective net assets in Special Situations and other illiquid investments. See "Risk Factors" in the Statement of Additional Information.

BRADY BONDS. The Latin America Fund and the Strategic Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of, among others, Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela and are expected to be issued by Panama, Peru and other emerging market countries. Approximately $139 billion in principal amount of Brady Bonds is outstanding, the largest proportion having been issued by Brazil, Argentina and Mexico. Brady Bonds issued by Brazil, Argentina and Mexico currently are rated below investment grade. As of the date of this Prospectus, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

The Strategic Income Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Manager believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund, and the Latin America Fund, respectively, in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

TEMPORARY DEFENSIVE INVESTMENT STRATEGIES. Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Fund's investment objective(s), the Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market conditions. Under a defensive strategy, a Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in debt securities or high quality money market instruments issued by corporations or the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund adopts a temporary defensive position, it will not be invested so as to achieve directly its investment objective.

In addition, pending investment of proceeds from new sales of shares of a Fund or to meet its ordinary daily cash needs, a Fund may hold up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion or all of its assets in foreign or domestic high quality money market instruments. Money market instruments in which a Fund may invest include, but are not limited to, U.S. or foreign government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if not rated, determined by the Manager to be of comparable quality to commercial paper so rated.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund may invest in fixed and

                               Prospectus Page 22

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Strategic Income Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Strategic Income Fund's having a contractual relationship only with the Lender, not with the borrowing government. The Strategic Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategic Income Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Strategic Income Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Strategic Income Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Strategic Income Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Manager to be creditworthy. When the Strategic Income Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Strategic Income Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Strategic Income Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Manager anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Strategic Income Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Strategic Income Fund's holdings and calculating its net asset value. The Strategic Income Fund's investment in illiquid securities, including Assignments and Participations, is limited to 15% of its net assets.

BORROWING AND LENDING. From time to time, it may be advantageous for the Funds to borrow money rather than sell existing securities to meet redemption requests. Accordingly, a Fund may borrow from banks or (except for the Money Market Fund) may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of shares of the Fund. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions by its investors. The Funds (except for the Strategic Income Fund) will not borrow for leveraging purposes, nor will the Funds (except for the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund and the Latin America Fund) purchase securities while borrowings are outstanding. The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund and the Latin America Fund may each purchase additional securities when outstanding borrowings represent no more than 5% of its assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

The Strategic Income Fund is authorized to borrow money from banks in an amount up to 33 1/3% of its total assets, (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and may use the proceeds of such borrowings for investment purposes. The Strategic Income Fund will borrow only when the Manager believes that such borrowings will benefit the Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by the Strategic Income Fund will create an opportunity for increased net income but, at the same time, will involve special risk considerations. For example, leveraging might exaggerate changes in the net asset value of the Strategic Income Fund's shares and in the yield on the Fund's

                               Prospectus Page 23

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
portfolio. Although the principal of such borrowings will be fixed, the Strategic Income Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Strategic Income Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Strategic Income Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Strategic Income Fund expects that some of its borrowings may be made on a secured basis.

Each Fund (except the Money Market Fund) is authorized to make loans of its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the lending Fund's custodian collateral consisting of cash, U.S. government securities or other liquid, securities equal to at least the value of the borrowed securities, plus any accrued interest. A Fund will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Income received in connection with securities lending may be used to offset the Funds' custody fees. Each Fund will limit its loans of securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. See "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. With respect to certain countries, investments by a Fund currently may be made only by acquiring shares of other investment companies with local government approval to invest in those countries. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund (except the Money Market Fund) may invest up to 10% of its total assets in the aggregate in shares of other investment companies, and up to 5% of its total assets in any one investment company, but may purchase no more than 3% of the voting stock of the acquired investment company, all as of the time such shares are purchased. Investment in other investment companies or vehicles may be the most practical or only manner in which a Fund can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that investment companies or other vehicles for investing in certain countries will be available for investment. A Fund will not invest in such vehicles or funds unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own management fees and other expenses. See "Investment Objectives and Policies" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price of the securities, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained at the Funds' custodian bank and will be marked to market daily. There is a risk that the securities purchased on a when-issued or forward commitment basis may not be delivered and that the Fund may incur a loss or miss an opportunity to make an alternative investment as a result.

                               Prospectus Page 24

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Strategic Income Fund may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, the Fund is required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case the Fund would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount the Fund can receive if the "when, as and if issued" security is in fact issued.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Companies' Boards of Trustees. The Manager reviews and monitors the creditworthiness of such institutions under the Board's general supervision. See "Investment Objectives and Policies -- Repurchase Agreements" in the Statement of Additional Information.

The Funds will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Fund would suffer a loss. If the financial institution that is party to a repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds intend to comply with provisions under the U.S. Bankruptcy Code that would allow them immediately to resell such collateral. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% with respect to the Money Market Fund) of the value of their respective net assets would be invested in such repurchase agreements and other illiquid securities.

Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds intend to comply with provisions under the U.S. Bankruptcy Code that would allow them immediately to resell such collateral. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% with respect to the Money Market Fund) of the value of their respective net assets would be invested in such repurchase agreements and other illiquid securities.

STRIPPED MORTGAGE SECURITIES. The U.S. Government Income Fund may invest in "stripped" mortgage securities which are derivative multi-class mortgage securities. The stripped mortgage securities in which the U.S. Government Income Fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the U.S. Government Income Fund may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of certain mortgage securities held by the U.S. Government Income Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the U.S.

                               Prospectus Page 25

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Government Income Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

ZERO COUPON SECURITIES. The Strategic Income Fund and the U.S. Government Income Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Strategic Income Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt securities and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities are included in the investing Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), the Strategic Income Fund or the U.S. Government Income Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Funds' respective cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Strategic Income Fund and the U.S. Government Income Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and their respective current incomes ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than are debt obligations of comparable maturities that make current distributions of interest in cash.

OTHER INFORMATION. The investment objective(s) of each Fund may not be changed without the approval of a "majority of the outstanding voting securities" of such Fund. As defined in the 1940 Act and as used in this Prospectus, a "majority of the outstanding voting securities" of a Fund means the lesser of:
(i) 67% or more of the outstanding shares of the Fund, represented at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. In addition, certain investment limitations have been adopted by each Fund which may not be changed without the approval by a "majority of the outstanding voting securities" of the Fund. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies and may be changed by the Board of Trustees of the relevant Company, without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

PORTFOLIO TURNOVER. The Funds' portfolio turnover rates for the fiscal year ended December 31, 1995 are outlined in the table below. These rates will vary from year to year.

                    FUND                        TURNOVER %
--------------------------------------------  ---------------
GT Global Variable New Pacific Fund                     67%
GT Global Variable Europe Fund                         123%
GT Global Variable Latin America Fund                  140%
GT Global Variable America Fund                         79%
GT Global Variable International Fund                  107%
GT Global Variable Infrastructure Fund                  38%


                    FUND                        TURNOVER %
--------------------------------------------  ---------------
GT Global Variable Telecommunications Fund              70%
GT Global Variable Emerging Markets Fund               210%
GT Global Variable Growth & Income Fund                 73%
GT Global Variable Global Government Income
 Fund                                                  394%
GT Global Variable Strategic Income Fund               193%
GT Global Variable U.S. Government Income
 Fund                                                  186%
GT Global Variable Natural Resources Fund              875%
GT Global Money Market Fund                            N/A

High turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that a Fund will bear directly, and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Execution of Portfolio Transactions" in the Statement of Additional Information.

                               Prospectus Page 26

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

The net asset value of each Fund (other than the Money Market Fund) will fluctuate, reflecting changes in the market value of its investments. There can be no assurance, however, that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. The value of debt securities held by a Fund generally varies inversely with movements in interest rates. In addition, the various investment policies of each Fund present certain specific risks. These risks are described below.

GENERAL RISKS OF FOREIGN INVESTING. All of the Funds (to a lesser extent the America Fund) are authorized to invest in foreign securities. Foreign investing entails certain risks not associated with investing in the securities of U.S. issuers. Foreign securities generally will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable U.S. companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. The respective Funds' net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the respective Funds' net investment income.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic or economic developments which could affect the Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, rates of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. The Manager will rely on its worldwide financial and investment expertise to attempt to limit these risks. See "Risk Factors" in the Statement of Additional Information.

Because the Funds (except the Money Market Fund) may invest substantially, and the America Fund to a lesser extent, in securities denominated in currencies other than the U.S. dollar, and because most of the Funds may hold foreign currencies, such Funds will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the securities held by the Funds and, as a result, the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

SPECIAL RISKS OF A GLOBAL THEME FUND. As the Infrastructure Fund, the Natural Resources Fund and the Telecommunications Fund concentrate their investments in a specific industry, the value of the securities held by the Infrastructure Fund, the Natural Resources Fund and the Telecommunications Fund and, as a result, the share price of each Fund, may be more volatile than those of investment companies that do not concentrate their investments in such a manner. No Fund should be considered a complete investment program.

The net asset value of Infrastructure Fund shares will be susceptible to factors affecting the infrastructure industries. In the U.S. and foreign countries, these industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in the United States and foreign countries, and changes

                               Prospectus Page 27

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Electric, gas, water and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies often tend to increase when interest rates decline and decrease when interest rates rise. In addition, many infrastructure companies, including coal, steel, and other types of companies, have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulation may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation. Further competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, therefore returns may be more sensitive to energy prices. Other infrastructure companies, such as water supply companies, are in a highly fragmented industry due to local ownership. Generally these companies are mature and are experiencing little or no growth.

The net asset value of Natural Resources Fund shares will be susceptible to factors affecting the natural resource industries. In the U.S. and foreign countries, for example, these industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in the U.S. and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation. Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.

The value of the securities held in the portfolio of the Natural Resources Fund will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The price of the commodity will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Natural Resources Fund's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Natural Resources Fund's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.

The net asset value of Telecommunications Fund shares will be susceptible to factors affecting the telecommunications industry. This industry may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of the industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulations affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies in which the Telecommunications Fund might invest are engaged in fierce competition for a share of the market for their products. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment.

While the holdings of the Telecommunications Fund, the Infrastructure Fund and the Natural Resources Fund normally will include securities of established suppliers of traditional products and services, each of these Funds may invest in

                               Prospectus Page 28

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

SPECIAL RISKS OF EMERGING MARKETS. The Latin America Fund and the Emerging Markets Fund concentrate their investments in emerging markets. Most of the other Funds also may invest a portion of their assets in emerging markets. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Funds could lose their entire investment in that market.

The net asset value of the Funds that invest in emerging markets will fluctuate, reflecting fluctuations in the market value of their portfolio positions and their net currency exposure. There is no assurance that these Funds will achieve their investment objectives.

The Manager believes that the issuers of securities in emerging markets often have sales and earnings growth rates which exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation. Accordingly, the Manager believes that investing in equity securities in emerging markets may enable Funds investing in such markets to achieve results superior to those produced by mutual funds with similar objectives that invest solely in equity securities of issuers domiciled in the U.S. and/or in other developed markets.

Nonetheless, investing in the Funds that invest in emerging markets entails a substantial degree of risk. Because of the special risks associated with investing in emerging markets, an investment in such Funds should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in the following respects: growth of gross national product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent than in more developed markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets, particularly emerging markets, generally are more expensive than in the United States. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

                               Prospectus Page 29

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's investments in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period, during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the Fund's investments in the affected markets will be valued at fair value determined in good faith by or under the direction of the relevant Company's Board of Trustees.

LOWER QUALITY DEBT SECURITIES. There are no credit quality limitations placed on the debt securities in which the Latin America Fund may invest. In addition, the Infrastructure Fund, the Natural Resources Fund and the Emerging Markets Fund may each invest up to 20% of its total assets, the Telecommunications Fund may invest up to 5% of its assets, and the Strategic Income Fund may invest up to 50% of its assets, in debt securities rated below investment grade. Such investments involve a high degree of risk. However, the Infrastructure Fund and the Natural Resources Fund will not invest in securities in default as to principal and interest.

Investment grade debt securities include those rated at least BBB by S&P or at least Baa by Moody's, as well as unrated securities determined by the Manager to be of comparable quality. Moody's considers securities rated Baa to have speculative characteristics. Debt securities rated BB, B, CCC, CC and C by S & P or debt securities rated Ba, B, Caa, Ca or C by Moody's are regarded by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower rated debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower rated debt and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See "Description of Debt Ratings" in the Statement of Additional Information for a full description of Moody's and S&P's ratings.

The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, tend to be more sensitive to economic conditions and generally have more volatile prices than higher rated securities. Issuers of lower rated debt securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated debt securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated debt securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower rated debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. If an

                               Prospectus Page 30

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, a Fund may have difficulty disposing of such lower rated securities because there may be no established retail secondary market for many of these securities. The lack of a liquid secondary market may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the securities held by such Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market. The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Strategic Income Fund may also acquire lower rated securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower rated debt securities include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic conditions; and (iii) likely adverse impact of a major economic recession. The Funds may also incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on its holdings, and the Funds may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

As of December 31, 1995, the Strategic Income Fund had 77.7% of its total net assets in debt securities that received a rating from Moody's and 15.0% of its total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund had 7.3% of its total net assets in cash and cash items. The Strategic Income Fund had the following percentages of its total net assets invested in rated securities: Aaa--33.2%, Aa--7.9%, A--8.6%, Baa--6.9%, Ba--10.5%, B--10.6%, Caa--0%, Ca--0%, C--0%. Included under the unrated category are securities comprising 15.0% of the Strategic Income Fund's total net assets which, while unrated, have been determined by the Manager to be of comparable quality to securities rated B. The allocation of the investments of the Strategic Income Fund by rating on any given date will vary and should not be considered representative of the Strategic Income Fund's future portfolio composition.

The Manager attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective(s) and policies of each Fund and consider their ability to assume the investment risks involved before making an investment.

SOVEREIGN DEBT. The Latin America Fund, the Emerging Markets Fund, and the Strategic Income Fund may invest in Sovereign Debt. Investments in Sovereign Debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the sovereign debtor's economy as a whole, the sovereign debtor's policy toward

                               Prospectus Page 31

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. The countries issuing such instruments are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Although the Manager intends to manage the respective Funds' investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Funds may invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest on and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans -- typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part Sovereign Debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain Sovereign Debt instruments in which the Funds may invest involve great risk. Sovereign Debt issued by emerging market issuers generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such Sovereign Debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain Sovereign Debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

ARMS. ARMs differ from conventional bonds in that principal is repaid over the life of the ARM rather than at maturity. The holder of an ARM, (e.g., the U.S. Government Income Fund) receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the

                               Prospectus Page 32

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
underlying mortgages. An investor, therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives, at a rate of interest which is lower than the rate on the ARMs held by it. For this reason, ARMs may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of ARMs, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. ARMs have less risk of price decline during periods of rapidly rising rates than other investments of comparable maturities. However, they will also have less potential for capital appreciation due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

RISKS OF THE MONEY MARKET FUND. In periods of declining interest rates the Money Market Fund's yield will tend to be somewhat higher than prevailing market rates; conversely, in periods of rising interest rates, the Money Market Fund's yield will tend to be somewhat lower than those rates. Also, when interest rates are falling, the net new money flowing into the Money Market Fund from the sale of its shares and reinvestment of dividends likely will be invested by the Fund in instruments producing lower yields than the balance of the securities held by the Fund, thereby reducing the Fund's yield. The opposite generally will be true in periods of rising interest rates. The Money Market Fund is designed to provide maximum current income consistent with the liquidity and safety afforded by investment in high quality money market instruments; the Money Market Fund's yield may be lower than that produced by funds investing directly in lower quality and/or longer-term securities.

--------------------------------------------------------------------------------

                             CURRENCY, OPTIONS AND
                               FUTURES STRATEGIES

--------------------------------------------------------------------------------

Each Fund (except the Money Market Fund) may use forward currency contracts, options contracts and futures contracts to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). The Funds may enter into such investments up to the full value of their portfolio assets. There can be no assurance that such risk management practices will succeed. These hedging techniques are described below and are further detailed in the Statement of Additional Information.

To attempt to increase return, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund may write covered call options on securities they hold. This strategy will be employed only when, in the opinion of the Manager, the size of the premium the Fund receives for writing the option is adequate to compensate the Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Each of these Funds is also authorized to write covered put options to attempt to enhance return.

To attempt to hedge against adverse movements in exchange rates between currencies, each Fund (except the Money Market Fund) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each such Fund may enter into forward currency contracts either with respect to specific transactions or with respect to specific securities held by the Fund. For example, when a Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another

                               Prospectus Page 33

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Manager believes that a particular currency may decline compared to the U.S. dollar or another currency, each such Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in a foreign currency. Each such Fund also may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates.

In addition, each Fund (except the Money Market Fund) may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to purchase for the Fund. Each such Fund, except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund, also may write covered call options and buy put and call options on stock indices. Such stock index options serve to hedge against overall fluctuations in the securities markets generally, rather than anticipated increases or decreases in the value of a particular security.

Further, each such Fund, except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund, may sell stock index futures contracts and may purchase put options or write covered call options on such futures contracts to protect against a general stock market decline that could adversely affect the value of securities held by the Fund. Such Funds also may buy stock index futures contracts and purchase call options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Such Funds, (including the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund), may use interest rate futures contracts and options thereon to hedge debt securities held by it against changes in the general level of interest rates. Each Fund may write only "covered" call options. Each Fund will also "cover" stock index options and options on futures contracts that it writes.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), have the effect of limiting the extent to which the Funds may enter into forward contracts or futures contracts, or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although the Funds might not employ any of the foregoing strategies, the use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the prices of currencies, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Funds invest; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time, which may cause a Fund to purchase or sell a portfolio security at a disadvantageous time, which, in turn, may cause an increase in that Fund's rate of portfolio turnover; and the possible need to defer closing out of certain options, futures contracts and options thereon in order for a Fund to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Taxes" in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS. The Strategic Income Fund may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Strategic Income Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Strategic Income Fund intends to use these transactions as hedges, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Strategic Income Fund may be obligated to pay.

Interest rate swaps involve the exchange by the Strategic Income Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

                               Prospectus Page 34

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER. The Strategic Income Fund also may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Strategic Income Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Strategic Income Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES. The Strategic Income Fund and Global Government Income Fund may invest in indexed securities (in addition to indexed commercial paper), which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Each Fund and Portfolio may invest in such securities to the extent consistent with its investment objective.

--------------------------------------------------------------------------------

                                 HOW TO INVEST

--------------------------------------------------------------------------------

Shares of the Funds currently are offered to separate accounts established by the Participating Insurance Companies for funding variable annuity contracts ("Separate Accounts") pursuant to the insurance laws of their respective jurisdictions.

The owners of such contracts may allocate premium payments among the general accounts of the Participating Insurance Companies and the divisions of the Separate Accounts which correspond to the Funds. Individuals may not pay variable annuity premiums directly to the Funds. These Separate Accounts are registered with the SEC as unit investment trusts, each having a prospectus of its own.

Shares of the Funds are offered and redeemed at their respective net asset values without the addition of any sales load or redemption charge next determined following receipt by a Separate Account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. The Funds do not issue share certificates. See "Calculation of Net Asset Value."

                               Prospectus Page 35

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Net asset value per share is computed by determining the value of each Fund's assets, subtracting all the Fund's liabilities, and dividing the result by the total number of shares outstanding at such time.

Equity securities are valued at the last sale price on the exchange or in the OTC market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Fixed income securities and debt securities generally are valued at the mean of representative quoted bid or asked prices. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the respective Company's Board of Trustees. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. Each Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC dealer markets which may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be affected significantly by such trading on days when shareholders have no access to that Fund.

The Money Market Fund uses the amortized cost method of valuing its investments, pursuant to which the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value.

The Money Market Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will be able to maintain a stable $1.00 per share price. The value of each share of the Money Market Fund is computed by dividing the Fund's net assets by the number of its outstanding shares. "Net assets" equal the value of the Money Market Fund's investments and other assets, less its liabilities.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

The Money Market Fund declares dividends from net investment income on each day the Fund determines its net asset value, payable to shareholders of record as of the close of regular trading on the NYSE on the preceding business day. Dividends are usually paid on the last calendar day of each month. The Fund's net investment income consists of accrued interest and earned discount (including both original issue and market discounts), less amortization of market premium and applicable expenses, and is calculated immediately prior to the determination of net asset value per share. The Fund generally distributes to its shareholders any net short-term capital gain (the excess of short-term capital gains over short-term capital losses) annually after the end of its fiscal year on December 31 but may make earlier distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize long-term capital gain.

The Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income

                               Prospectus Page 36

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Fund declare and pay dividends from net investment income, if any, monthly.

The Growth & Income Fund declares and pays dividends from net investment income, if any, and may pay net short-term capital gain, if any, quarterly.

Each other Fund declares and pays dividends from net investment income, if any, annually. In addition, all Funds also annually distribute to their shareholders substantially all of their net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net gains from foreign currency transactions. Dividends and other distributions from a Fund are paid in additional shares of that Fund at net asset value per share, unless the transfer agent is instructed otherwise. See the applicable VA Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts.

Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to Fund shareholders. Each Fund will distribute to its shareholders at least 90% of its investment company taxable income.

Fund shares are offered only to Separate Accounts established to fund variable annuity contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable VA Contract prospectus for a discussion of the federal income tax status of: (1) the Separate Accounts that purchase and hold shares of the Funds; and (2) the holders of VA Contracts funded through those accounts.

Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code, place certain limitations on the amount of assets of each Separate Account -- and, because section 817(h) and those regulations treat each Fund's assets as assets of the related Separate Accounts of each Fund -- that can be invested in securities of a single issuer.

Specifically, the regulations provide in part that, except as permitted by the "safe harbor" described below, as of the end of each calender quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be invested in the securities of any one issuer. For this purpose, all securities of the same issuer are consolidated, and, while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are all considered to be the same issuer. Section 817(h) provides, as a safe harbor, that adequate diversification will exist for a separate account if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in treatment of the VA Contract holders other than as described in the applicable VA Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and the Separate Accounts. See the Statement of Additional Information for a more detailed discussion.

                               Prospectus Page 37

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

Each Company's Board of Trustees has overall responsibility for the operation of the Funds organized as series of that Company. Pursuant to such responsibility, the Board of each Company has approved contracts with various financial organizations to provide, among other things, day to day management services required by its Funds.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES FOR THE FUNDS. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as each Fund's investment manager and administrator include, but are not limited to, determining the composition of each Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to each Fund's operation. For these services, the Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The America Fund, the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. Each other Fund pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly. These rates are higher than those paid by most mutual funds.

In addition, the Manager provides services as each Fund's pricing and fund accounting agent. For those services, each Fund pays the Manager a pro-rated fee (calculated based on each Fund's average daily net assets) at the annualized rate of .03% of the first $5 billion and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Mutual Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of October 31, 1996, the Manager and its worldwide asset management affiliates manage approximately $59 billion. In the United States, as of October 31, 1996, the Manager manages or administers approximately $10 billion of GT Global Mutual Funds. As of October 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $80 billion.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. As of September 30, 1996, Chancellor Capital and its affiliates, based in New York, were the 15th largest independent investment manager in the United States with approximately $33 billion in assets under management. Chancellor Capital specialized in public and private U.S. equity and bond portfolio management for over 300 U.S. institutional clients.

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the GT Global Mutual Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking to achieve each Fund's investment objective. Many of the GT Global

                               Prospectus Page 38

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of each Fund are as follows:

                                NEW PACIFIC FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Lawrence Yip                            Portfolio Manager since 1995            Portfolio Manager for the Manager
 Hong Kong                                                                       since 1993 and a Portfolio Manager
                                                                                 for LGT Asset Management Ltd.

                                  EUROPE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Anna Powell                             Portfolio Manager since 1995            Portfolio Manager for LGT Asset
 London                                                                          Management PLC (London) and the
                                                                                 Manager since 1995. From 1989 to
                                                                                 1995, Ms. Powell was a Portfolio
                                                                                 Manager for Robert Fleming & Co.,
                                                                                 Ltd. (London).

                               LATIN AMERICA FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Andrew Boczek                           Portfolio Manager since 1995            Assistant Portfolio Manager and
 San Francisco                                                                   Investment Analyst for the Manager
                                                                                 since 1993. From 1991 to 1993, Mr.
                                                                                 Boczek was an Analyst at Continental
                                                                                 Bank Corporation. Prior thereto, he
                                                                                 was a Research Assistant at the
                                                                                 International Monetary Fund
                                                                                 (Washington, D.C.).

                             EMERGING MARKETS FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
James M. Bogin                          Portfolio Manager since Fund inception  Portfolio Manager for the Manager
 San Francisco                           in 1994                                 since 1993. From 1989 to 1993, Mr.
                                                                                 Bogin was a Fund Manager at Nomura
                                                                                 Investment Management Co. (Tokyo).

                               Prospectus Page 39

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                  AMERICA FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Derek H. Webb                           Portfolio Manager since 1996            Portfolio Manager for the Manager
 San Francisco                                                                   since 1994. Analyst for the Manager
                                                                                 from 1992 to 1994. From 1990 to 1992,
                                                                                 Mr. Webb was a student at the
                                                                                 University of Pennsylvania, Wharton
                                                                                 School of Business. During 1989, he
                                                                                 was Vice President, Citicorp
                                                                                 Investment Bank of Los Angeles. Prior
                                                                                 thereto, he was a Bond Trader, Trust
                                                                                 Co. of the West (Los Angeles).

                              INFRASTRUCTURE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
David L. Sherry                         Portfolio Manager since Fund inception  Portfolio Manager and Investment
 San Francisco                           in 1995                                 Analyst for the Manager since 1993.
                                                                                 From 1992 to 1993, Mr. Sherry was
                                                                                 Senior Securities Analyst for
                                                                                 Franklin Resources, Inc. (San Mateo,
                                                                                 CA). From 1990 to 1992, he was a
                                                                                 student at University of California
                                                                                 at Los Angeles Graduate School of
                                                                                 Business (where he received a Masters
                                                                                 of Business Administration). Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).
Michael J. Mahoney                      Portfolio Manager since Fund inception  Portfolio Manager for the Manager
 San Francisco                           in 1995                                 since 1993. From 1991 to 1993, Mr.
                                                                                 Mahoney was an Investment Analyst for
                                                                                 the Manager. From 1989 to 1991, he
                                                                                 was a student at Stanford University
                                                                                 Graduate School of Business (where he
                                                                                 received a Masters of Business
                                                                                 Administration). Prior thereto, he
                                                                                 was a Management Consultant of Bain &
                                                                                 Co., management consulting (Boston).

                               Prospectus Page 40

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             NATURAL RESOURCES FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Derek H. Webb                           Portfolio Manager since Fund inception  Portfolio Manager for the Manager
 San Francisco                           in 1995                                 since 1994. Analyst for the Manager
                                                                                 from 1992 to 1994. From 1990 to 1992,
                                                                                 Mr. Webb was a student at the
                                                                                 University of Pennsylvania, Wharton
                                                                                 School of Business. During 1989, he
                                                                                 was Vice President, Citicorp
                                                                                 Investment Bank of Los Angeles. Prior
                                                                                 thereto, he was a Bond Trader for
                                                                                 Trust Co. of the West (Los Angeles).

                            TELECOMMUNICATIONS FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Michael J. Mahoney                      Portfolio Manager since Fund inception  Portfolio Manager for the Manager
 San Francisco                           in 1993                                 since 1993. From 1991 to 1993, Mr.
                                                                                 Mahoney was an Investment Analyst for
                                                                                 the Manager. From 1989 to 1991, he
                                                                                 was a student at Stanford University
                                                                                 Graduate School of Business (where he
                                                                                 received a Masters of Business
                                                                                 Administration). Prior thereto, he
                                                                                 was a Management Consultant of Bain &
                                                                                 Co., management consulting (Boston).
David L. Sherry                         Portfolio Manager since Fund inception  Portfolio Manager and Investment
 San Francisco                           in 1993                                 Analyst for the Manager since 1993.
                                                                                 From 1992 to 1993, Mr. Sherry was
                                                                                 Senior Securities Analyst for
                                                                                 Franklin Resources, Inc. (San Mateo,
                                                                                 CA). From 1990 to 1992, he was a
                                                                                 student at University of California
                                                                                 at Los Angeles Graduate School of
                                                                                 Business (where he received a Masters
                                                                                 of Business Administration). Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).

                               Prospectus Page 41

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              GROWTH & INCOME FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Paul Griffiths                          Portfolio Manager since 1995            Portfolio Manager of the Manager since
 London                                                                          1994; Portfolio Manager for LGT Asset
                                                                                 Management PLC (London) since 1994;
                                                                                 from 1993 to 1994, Global Bond Fund
                                                                                 Manager, Lazard Investors; from 1991
                                                                                 to 1993, Global Bond Fund Manager,
                                                                                 Sanwa International PLC; from 1989 to
                                                                                 1991, Account Officer, Royal Bank of
                                                                                 Canada.
Nicholas S. Train                       Portfolio Manager since Fund inception  Portfolio Manager for LGT Asset
 London                                  in 1993                                 Management PLC (London); Portfolio
                                                                                 Manager for the Manager since 1991.

                             STRATEGIC INCOME FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Simon Nocera                            Portfolio Manager since Fund inception  Portfolio Manager and Economist for
 San Francisco                           in 1993                                 the Manager since 1992. From 1991 to
                                                                                 1992, Mr. Nocera was a Senior Vice
                                                                                 President and Director for Global
                                                                                 Fixed Income Research at The Putnam
                                                                                 Companies. Prior thereto, he was a
                                                                                 Financial Economist for the
                                                                                 International Monetary Fund.
Ralf Lochmuller                         Portfolio Manager since 1996            Chief Investment Officer for Core
 San Francisco                                                                   Market Debt for the Manager since
                                                                                 January 1996. Prior thereto, Mr.
                                                                                 Lochmuller was head of Portfolio
                                                                                 Management for a subsidiary of
                                                                                 Liechtenstein Global Trust. He also
                                                                                 held a number of positions of
                                                                                 increasing responsibility with LGT
                                                                                 Asset Management GmbH, Frankfurt. He
                                                                                 joined the Manager in 1988 as a
                                                                                 Portfolio Manager.

                               Prospectus Page 42

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               INTERNATIONAL FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
F. Christian Wignall                    Portfolio Manager since Fund inception  Chief Investment Officer -- Global
 San Francisco                           in 1994                                 Equities for the Manager.

                          U.S. GOVERNMENT INCOME FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Beate Gerdes                            Portfolio Manager since 1996            Portfolio Manager for the Manager
 San Francisco                                                                   since May 1996. Prior thereto, Ms.
                                                                                 Gerdes was a Portfolio Manager for
                                                                                 LGT Asset Management GmbH
                                                                                 (Frankfurt).

                         GLOBAL GOVERNMENT INCOME FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Robert F. Allen                         Portfolio Manager since Fund inception  Portfolio Manager for the Manager.
 San Francisco                           in 1993

                               MONEY MARKET FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Jeffrey W. Gorman                       Portfolio Manager since 1995            Portfolio Manager for the Manager
 San Francisco                                                                   since May 1995; Money Market Analyst
                                                                                 and Trader for the Manager from April
                                                                                 1994 to May 1995; Investment
                                                                                 Operations Specialist for the Manager
                                                                                 from February 1993 to April 1994;
                                                                                 Financial Services Representative for
                                                                                 the Manager from June 1992 to
                                                                                 February 1993; prior thereto, a
                                                                                 student at the University of
                                                                                 California at Berkeley.

                               Prospectus Page 43

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

In placing orders for the Funds' portfolio transactions, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker/dealer. Commissions or discounts in foreign securities exchanges or OTC markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions are paid and no discounts obtained. Broker/dealers may receive commissions on futures, currency and options transactions. Brokerage transactions for the Funds may be executed through any Liechtenstein Global Trust affiliates.

FUND EXPENSES. Each Fund pays all of its respective expenses not assumed by the Manager and other agents.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the New Pacific Fund, the Europe Fund, the International Fund, the Emerging Markets Fund, the Latin America Fund, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, and the Growth & Income Fund to 1.25% of their respective net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the America Fund, the Strategic Income Fund, the Global Government Income Fund, and the U.S. Government Income Fund to 1.00% of their respective net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its net assets.

From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses. All general expenses of each Company and joint expenses of the Funds (see "Other Information") are allocated among the Funds on a basis deemed fair and equitable.

--------------------------------------------------------------------------------
                               OTHER INFORMATION

--------------------------------------------------------------------------------

DIVERSIFICATION STANDARDS. Each of the following Funds is classified as a "diversified" investment company under the 1940 Act: the New Pacific Fund, the Europe Fund, the America Fund, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the U.S. Government Income Fund, the International Fund, the Emerging Markets Fund, and the Money Market Fund. This means that with respect to 75% of each Fund's total assets, no more than 5% will be invested in the securities of any one issuer, and each Fund will purchase no more than 10% of the voting securities of any one issuer.

Each of the following Funds is classified as a "non-diversified" investment company under the 1940 Act: the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund and the Global Government Income Fund. Each such Fund, however, intends to continue to qualify as a regulated investment company for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer.

Because each such Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater investment and credit risk with respect to its portfolio than a Fund that is more broadly diversified.

ORGANIZATION. Each of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series is organized as a Massachusetts business trust and each is registered with the SEC as an open-end management investment company. Each Company and each Fund of each Company, except the Telecommunications Fund, the Emerging Markets Fund, the International Fund, the Infrastructure Fund and the Natural Resources Fund,

                               Prospectus Page 44

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
commenced operations on February 10, 1993. The Telecommunications Fund commenced operations on October 18, 1993. The Emerging Markets Fund and the International Fund commenced operations on July 5, 1994. The Infrastructure Fund and the Natural Resources Fund commenced operations on January 31, 1995. The fiscal year end for each Company is December 31.

From time to time, each Company's Board of Trustees may, in its discretion, establish additional series and issue shares of additional series of the Company's shares of beneficial interest. Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares). Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only. The shares of all Funds of a Company will be voted in the aggregate on other matters, such as the election of Trustees and ratification of that Company's Board of Trustees' selection of the Company's independent accountants. In accordance with current law, the Funds anticipate that when a Participating Insurance Company issues a VA Contract that invests in a Company, VA Contract holders will be asked for instructions on how to vote, and shares will be voted by a Participating Insurance Company in accordance with the voting instructions received. For further information on voting rights, see the VA Contract prospectus.

The Companies normally will not hold annual meetings of shareholders, except as required under the 1940 Act. Either Company would be required to hold a shareholders meeting in the event that at any time less than a majority of that Company's Trustees holding office had been elected by shareholders. Trustees shall continue to hold office until their successors are elected and have qualified. Fund shares do not have cumulative voting rights, which means that the holders of a majority of the shares of all of a Company's Funds in the aggregate voting for the election of Trustees can elect all the Trustees. A Trustee may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of a Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or for any other purpose. The 1940 Act requires each Company to assist shareholders in calling such a meeting.

Pursuant to each Company's Declaration of Trust, each Company may issue an unlimited number of shares for each of its Funds. Each share of a Fund represents an interest in that Fund only, has no par value, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees.

Effective July 5, 1994, the name of "G.T. Global: Variable Pacific Fund" was changed to "G.T. Global: Variable New Pacific Fund" and its investment policy was revised by the Board of Trustees to remove Japan from the Fund's Primary Investment Area.

Currently, owners of VA Contracts issued by the Participating Insurance Companies for which shares of one or more Funds are the investment vehicle will receive from such Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds whose shares are offered to insurance company separate accounts, in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, each Fund may quote its average annual total return ("Standardized Return"). Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five-and ten-year periods. If a one-, five-and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes the reinvestment of all dividends and other distributions at net asset value on the reinvestment date as established by the Board of Trustees.

In addition, in order to more completely represent each Fund's performance or more accurately compare such performance to other measures of investment return, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and

                               Prospectus Page 45

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.

The Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund also may refer in advertising and promotional materials to their respective yields, which will fluctuate over time. A Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the public offering price of its shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

From time to time the Money Market Fund may advertise its "yield" and "effective yield" in advertisements or promotional materials. The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Statement of Additional Information describes the methods used to calculate the Money Market Fund's yield and effective yield.

In addition to "yield" and "effective yield," advertisements or promotional materials also may include other performance data of the Money Market Fund which may consist of: (1) the actual return or total income (including realized net short-term capital gain, if any) generated by a hypothetical investment in the Fund year-by-year since the commencement of the Fund's operations; (2) the compounded return or total income generated by a hypothetical investment in the Fund year by year for the same period, assuming reinvestment of all dividends and any other distributions; and (3) the cumulative return (or overall change in account value) of a hypothetical investment in the Fund year by year over the same period, also assuming reinvestment of all dividends and any other distributions.

Each Fund's performance data will reflect past performance and will not necessarily be indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Yield and performance information of any Fund will not be compared with such information for funds that offer their shares directly to the public, because Fund data do not reflect charges imposed by a Participating Insurance Company on the VA Contracts. The effective yield and total return for a Fund should be distinguished from the rate of return of a corresponding division of a separate account of such Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. VA Contract holders should consult their Participating Insurance Company's VA Contract prospectus for further information. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies.

Calculations of a Fund's yield or performance information may reflect any undertaking that may be in effect. See "Management" and "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Reporting and general transfer agent functions for the Funds and servicing of the Separate Accounts are performed by GT Global Investor Services, Inc., (the "Transfer Agent). The Transfer Agent is an affiliate of the Manager, a subsidiary of Liechtenstein Global Trust and maintains its offices at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, California 94596.

                               Prospectus Page 46

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of each Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Companies. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global, Inc. and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Companies' and the Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Funds, assists in the preparation of the Funds' federal and state income tax returns and consults with the Companies and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               Prospectus Page 47

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND
                         GT GLOBAL VARIABLE EUROPE FUND
                     GT GLOBAL VARIABLE LATIN AMERICA FUND
                        GT GLOBAL VARIABLE AMERICA FUND
                     GT GLOBAL VARIABLE INTERNATIONAL FUND
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
                          GT GLOBAL MONEY MARKET FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
               Dated April 29, 1996, As Revised October 31, 1996

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the GT Global Variable Investment Funds (individually a "Fund," collectively, the "Funds"). Each Fund is organized as a separate series of either G.T. Global Variable Investment Series or G.T. Global Variable Investment Trust (individually, the "Company", collectively, the "Companies"). This Statement of Additional Information concerning the Funds, which is not a prospectus, supplements and should be read in conjunction with the Funds' current Prospectus dated April 29, 1996, as revised October 31, 1996, a copy of which is available without charge by writing to the above address or by calling the Funds at the toll-free phone number printed above. Shares of each fund are offered only to separate accounts that fund Variable Annuity Contracts ("VA Contracts") offered by certain life insurance companies ("Participating Insurance Companies").

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the Funds' Investment Manager and Administrator. The Funds' Transfer Agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................     13
Risk Factors.............................................................................................................     22
Investment Limitations...................................................................................................     26
Execution of Portfolio Transactions......................................................................................     37
Trustees and Executive Officers..........................................................................................     41
Management...............................................................................................................     43
Valuation of Shares......................................................................................................     46
Information Relating to Sales and Redemptions............................................................................     47
Taxes....................................................................................................................     48
Additional Information...................................................................................................     50
Investment Results.......................................................................................................     51
Description of Debt Ratings..............................................................................................     59
Appendix.................................................................................................................     62
Financial Statements.....................................................................................................     63

[LOGO]

                   Statement of Additional Information Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

Each Fund has its own investment objective(s) and investment policies. The objective(s) and policies of each Fund determine the types of securities in which that Fund may invest.

The investment objective of each of the following Global Growth Funds, as defined in the Prospectus, is long-term growth of capital: GT GLOBAL VARIABLE NEW PACIFIC FUND ("New Pacific Fund"), GT GLOBAL VARIABLE INTERNATIONAL FUND ("International Fund"), GT GLOBAL VARIABLE EUROPE FUND ("Europe Fund") and GT GLOBAL VARIABLE AMERICA FUND ("America Fund"). GT GLOBAL VARIABLE LATIN AMERICA FUND ("Latin America Fund") seeks capital appreciation. The investment objective of each of GT GLOBAL VARIABLE EMERGING MARKETS FUND ("Emerging Markets Fund") and GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND ("Telecommunications Fund") is long-term growth of capital. The investment objective of each of GT GLOBAL VARIABLE INFRASTRUCTURE FUND ("Infrastructure Fund") and GT GLOBAL VARIABLE NATURAL RESOURCES FUND ("Natural Resources Fund") is long-term capital growth. The investment objectives of GT GLOBAL VARIABLE GROWTH & INCOME FUND ("Growth & Income Fund") are long-term capital appreciation together with current income. GT GLOBAL VARIABLE STRATEGIC INCOME FUND ("Strategic Income Fund") seeks high current income as its primary investment objective. The Strategic Income Fund's secondary investment objective is capital appreciation. GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND ("Global Government Income Fund") primarily seeks high current income. The Global Government Income Fund's secondary investment objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure. The investment objective of GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND ("U.S. Government
Income Fund") is a high level of current income, consistent with the preservation of capital. The investment objective of GT GLOBAL MONEY MARKET FUND ("Money Market Fund") is maximum current income consistent with liquidity and conservation of capital.

Each Fund seeks to achieve its investment objective(s) through a distinct set of investment policies. In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Manager ordinarily considers the following factors: prospects for relative economic growth between the different countries in which each Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies for possible investment by each Fund, the Manager ordinarily looks for one or more of the following characteristics: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund or the Funds in the aggregate. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

There may be times when, in the opinion of the Manager, prevailing market, economic or political conditions warrant reducing the proportion invested in equity securities of issuers domiciled in a Fund's area of investment focus below the applicable percentage of the Fund's assets and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of each Fund's assets normally will be held in U.S. dollars or short-term interest-bearing U.S. dollar-denominated securities to provide for ongoing expenses and redemptions.

At this time, the Manager is not aware of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, the Manager does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by any Fund. It should be noted, however, that this situation could change at any time.

Each GLOBAL GROWTH FUND under normal circumstances invests at least 65% of its total assets in equity securities of issuers domiciled in that Fund's "Primary Investment Area."

                   Statement of Additional Information Page 2

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

For investment purposes, an issuer typically is considered as domiciled in a particular country if it is incorporated under the laws of that country, and either (i) at least 50% of the value of its assets are located in that country; or (ii) it normally derives at least 50% of its income from operations or sales in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be domiciled in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

Currently, the Europe Fund includes European countries in its Primary Investment Area. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain and the United Kingdom) eliminated certain import tariffs and quotas, limitations on the employment of non-citizens and other trade barriers that existed with respect to one another, over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear at this time the exact effect these Common Market reforms will have on business in the Common Market, it is impossible to predict the impact of the implementation of this program on the securities owned by the Europe Fund.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN AND HONG KONG. The concentration of investments by a Fund in Japan means that the Fund may be more volatile than a Fund that is broadly diversified geographically. Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products, Japan has had difficult relations with its trading partners, particularly the U.S., where the trade imbalance is the greatest. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and the long term. The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced.

Hong Kong is a British colony which will transfer sovereignty to the Peoples Republic of China in 1997. China has espoused policies antagonistic to free enterprise capitalism and democracy. There can be no guarantee that property rights will continue to be safeguarded in Hong Kong after 1997, although, recently China has moved progressively towards free enterprise, and has established stock exchanges of its own.

The NATURAL RESOURCES FUND normally invests at least 65% of its total assets in securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. In analyzing the natural resource industries, the Manager has identified four areas that it expects will create investment opportunities: (a) improving supply/demand fundamentals, which may result in higher commodity prices; (b) privatization of state-owned natural resource businesses; (c) management which can improve production efficiencies without correspondingly increasing commodity prices; and (d) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

The TELECOMMUNICATIONS FUND normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such stocks, issued by companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. In analyzing the telecommunications industry, the Manager has identified four areas that it expects will create investment opportunities and lead to growth in the sector: (a) the deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (b) the privatization of state-owned telecommunications businesses; (c) the development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (d) emerging technologies, that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

The Manager believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Telecommunications Fund's holdings. Older technologies, such as photography and print also may be represented.

                   Statement of Additional Information Page 3

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Telecommunications Fund and the Manager believe that a global portfolio of telecommunications investments may be less subject to market risk (the risk attendant to investing in a particular market) and price fluctuation, than a portfolio invested solely in U.S. telecommunications securities. Under the Telecommunications Fund's policies, the Manager may shift the country allocations of the investments as market conditions in individual countries change. Moreover, the number of different investment opportunities from which the Telecommunications Fund may choose is significantly broader than that of a fund investing solely in U.S. telecommunications securities.

The LATIN AMERICA FUND normally invests at least 65% of its total assets in securities of a broad range of Latin American issuers. Under normal market conditions, the Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil, and Argentina. Although the Latin America Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the sale of its shares.

It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Latin America Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Latin America Fund intends to acquire Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in Latin American debt conversion programs. See "Risk Factors" in the Funds' Prospectus and "Risk Factors" below. The Manager will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Latin America Fund's assets in such programs.

As described in the Prospectus, several Latin American countries have issued so-called "Brady Bonds." In Venezuela, bearer bonds known as Frontloaded Interest Reduction Bonds, Debt Conversion Bonds and New Money Bonds have been issued. Each of the foregoing types of bonds provides for a dollar-for-dollar exchange of loans for bonds. At present, Frontloaded Interest Reduction Bonds have a 12-year average life and pay below market rates for the first six years. Debt Conversion Bonds also have a 12-year average life, pay interest at the London InterBank Offer Rate ("LIBOR") plus 13/16% and, for every $1.00 in face amount, enable the holder to purchase, at par, $0.20 face amount, which have an average life of 11 years and pay interest at LIBOR plus 7/8% or 1%.

    POLITICAL AND ECONOMIC RISKS. Even though opportunities for investment may exist in Latin American countries, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property, similar to the property which will be represented by the securities purchased by the Latin America Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Latin America Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Latin America Fund could lose a substantial portion of its investments in such countries. The Latin America Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries.

The Latin America Fund invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Latin America Fund's assets denominated in those currencies. Such changes will also affect the Latin America Fund's income.

In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries.

Some Latin American countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain Latin American countries may restrict the free conversion of their currencies into other

                   Statement of Additional Information Page 4

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the securities held by the Latin America Fund are denominated may have a detrimental impact on the Fund.

    ILLIQUID SECURITIES. On December 31, 1995, the market capitalizations of listed equity securities on the major exchanges in Argentina, Brazil, Chile, and Mexico were US$26.0 billion, $77.0 billion, $36.9 billion, and $59.3 billion, respectively. By comparison, at December 31, 1995, the market capitalization of the New York Stock Exchange ("NYSE") alone was US$6.0 trillion. A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Latin America Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect the Latin America Fund's ability to acquire or dispose of securities at the price and time it wishes. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile, and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

Accordingly, at any one time more than 15% of the Latin America Fund's net assets may consist of illiquid securities, either because of adverse events which occur following the purchase of the securities which cause them to become illiquid, or because liquid securities are sold to meet cash needs of the Fund. Illiquid securities are more difficult to value accurately due to, among other things, the fact that such securities often trade infrequently or only in smaller amounts. The Latin America Fund, however, will normally hold no more than 15% of its net assets in illiquid securities.

The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. The stock markets in Brazil declined sharply in mid 1989, and closed briefly, following a large settlement failure. Another significant decline occurred in the first quarter of 1990. In 1987, the Mexican stock exchange experienced a severe correction, its index declining over 70 percent. In June, 1992, the Mexican stock exchange experienced a decline of approximately 14% of its index. In December 1994, Mexico reversed a long-held currency policy by devaluing the Mexican peso and allowing it to float freely. The value of the peso against the U.S. dollar and other currencies declined sharply. As a result, Mexican stocks plunged while interest rates soared, and other Latin America securities markets were also adversely affected. In addition, extension and continuance of financial aid to Mexico from the U.S., including loan guarantees, is uncertain at this time, leading to further uncertainty in the securities markets of Latin America.

This market volatility may result in greater volatility in the Latin America Fund's net asset value than would be the case for funds investing in domestic securities. If the Latin America Fund were to experience unexpected cash requirements, whether through the unexpected net redemption of Fund shares or otherwise, it could be forced to sell securities without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

    FOREIGN INVESTMENT RESTRICTIONS. As described below under "Risk Factors," certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Latin America Fund.

As of 1994, the relevant foreign investment restrictions in each of the four principal economies of Latin America, which are susceptible to significant and immediate changes, can be summarized as follows:

ARGENTINA. Previous restrictions on foreign investment have been abolished and prior approval of such investment is no longer required (except where required in specific statutes governing certain activities) ensuring equal treatment of national and foreign capital applied to economic activities. At present, foreign capital can move freely in and out of Argentina and no foreign exchange restrictions are applied to dividend or capital gains remittance.

BRAZIL. Under regulations adopted by the government of Brazil, the Latin America Fund is able to purchase Brazilian securities without regard to any diversification or repatriation restrictions. However, the regulations require that the Latin America Fund's investments be limited to securities issued by publicly-held corporations acquired on the Brazilian stock exchanges or on over-the-counter markets organized by the Commissao de Valores Mobiliarios ("CVM") or units of certain Financial Investment Funds. The Latin America Fund's authority to invest in Brazil pursuant to this regulation remains subject to approval by the CVM. In addition, the Latin America Fund is required to appoint a Brazilian administrator to perform certain functions with respect to its holdings of Brazilian securities.

                   Statement of Additional Information Page 5
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

CHILE. Direct investment by foreign investors in Chile is subject to certain Chilean investment restrictions, including a requirement that invested capital must remain in Chile for a minimum of one year. The remittance of dividends and capital gains can be effected without material restrictions on timing and amount. Indirect investments, however, may be made through already established investment funds and such investments will not be subject to the restriction regarding residency of capital, although they will be subject to the limitations, described below, regarding investments by the Latin America Fund in the securities of other investment companies. In addition to investing indirectly in the Chilean market, the Latin America Fund may establish its own foreign investment fund in Chile for which a Chilean administrator will be required. The Latin America Fund may also gain access to investment in Chile via American Depositary Receipts ("ADRs") currently traded in the U.S. on the New York Stock Exchange.

MEXICO. Generally, foreigners may directly acquire shares of Mexican companies up to a limit of 49 percent of the share capital of the issuer without prior approval. Foreigners may acquire shares in the share capital of certain Mexican listed companies usually reserved to Mexican nationals, and may acquire in excess of the 49 percent limit referred to above, through trust arrangements with Nacional Financiera, S.N.C. ("Nafin"), the Mexican government development finance bank. Under this arrangement Nafin will acquire the securities that the Fund purchases and then issue Ordinary Certificates of Participation ("CEPOS"). As a holder of the CEPOS, the Latin America Fund would have all rights of the shares acquired, but it would not have voting rights. There are no restrictions on the movement of capital in and out of Mexico. Dividends and capital gains can also be freely remitted, subject to any withholding tax.

VENEZUELA. The Manager believes that the Latin America Fund may invest a greater percentage of its assets than previously in Venezuela if political and economic conditions change materially. The following are relevant foreign investment restrictions relating to Venezuela.

In order to stabilize the country's financial system, the government suspended foreign exchange trading on July 6, 1994. The market was "officially" opened July 11, however, the Bolivar did not begin trading until January 10, 1995 at a level of 212 and 220 (the level held since December 1994).

The Venezuelan Exchange Administration Board issued Resolution No. 41 regarding foreign investment registration and repatriation for capital dividends and interest. The Resolution provides that all investment should be registered with the Superintendency of Foreign Investment (SEIX) and the Technical Administration Exchange Office (OTAC). Article 2 of the Resolution states that "investments" is defined as those transactions executed through the local stock exchange (this prohibits OTC transaction proceeds from being eligible for repatriation).

Resolution No. 41 also required re-filing by funds previously approved. The Fund has complied with the regulations and has obtained approval by the Regulatory Commission. This avoids jeopardizing the assets held by the Fund.

In November 1994 the government passed a Resolution allowing foreign investors to repatriate without restrictions under the new controlled exchange system. It is now possible to repatriate any capital or income provided that the OTAC has proof that the investor has obtained a tax identification code and complied with all tax return filing requirements.

The EMERGING MARKETS FUND seeks its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and United States.

In determining what countries constitute emerging markets, the Manager will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

The GROWTH & INCOME FUND seeks its investment objectives by assembling a global portfolio of both equity securities and debt obligations allocated among diverse international markets.

For investment purposes, an issuer is typically considered as located in a particular country if it is incorporated under the laws of that country, at least 50% of the value of its assets are located in that country, and it normally derives at least 50% of its income from operations or sales in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In certain countries, governmental restrictions and other limitations on investment may affect the Growth and Income Fund's ability to invest. For example, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. The

                   Statement of Additional Information Page 6

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Manager is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Growth & Income Fund as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, the Manager does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by the Growth & Income Fund. It should be noted, however, that this situation could change at any time. The Growth & Income Fund has no present intention of making any significant investment in any country or stock market where the political or economic situation might be considered by the Manager to be at risk of substantial or total loss because of such political or economic situation.

The Manager attempts to identify those countries and industries where economic and political factors are likely to produce above-average growth rates and to further identify companies in such countries and industries that are best positioned and managed to benefit from these factors. In evaluating possible equity investments, the Manager attempts to identify and acquire only securities it deems to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that the Manager believes will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer which, for instance, has improved its sales or earnings or of an issuer the balance sheet and financial condition of which are improving. The Manager will avoid equity securities that appear overly speculative or risky, even if they have otherwise attractive features or investment potential.

In evaluating debt securities considered for investment by the Growth & Income Fund, the Manager analyzes their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Manager may increase the average maturity of the portion of the Fund's holdings invested in debt obligations when it expects interest rates to decline, and may decrease such maturity when it expects interest rates to rise. There are no limitations on the maximum or minimum maturities of the debt securities considered by the Growth & Income Fund for investment or on the average weighted maturity of the debt portion of the Fund's holdings.

Should the rating of any debt security be revised while such security is owned by the Growth & Income Fund, the Manager will evaluate what action, if any, is appropriate with respect to such security. See "Description of Debt Ratings."

The Manager generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Growth & Income Fund may seek to protect itself against such negative currency movements through the use of hedging techniques.

According to the Manager, as of December 31, 1995, 67% of the total equity market capitalization worldwide was represented by non-U.S. equity securities, and more than 65% of the value of all outstanding government debt obligations throughout the world was represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the equity and debt securities of issuers located outside the United States have substantially outperformed the equity and debt securities of U.S. issuers. Accordingly, the Manager believes that the Growth & Income Fund's policy of investing in equity and debt securities of issuers throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in U.S. equity and debt securities.

The STRATEGIC INCOME FUND seeks to achieve its investment objectives by investing in U.S. and foreign debt securities.

The Strategic Income Fund may invest up to 50% of its assets in debt securities in emerging markets. The Strategic Income Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, and the United States. In determining what countries constitute emerging markets the Manager will consider, among other things, data analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

A company in an emerging market means: (i) a company the principal securities trading market for which is an emerging market, as defined above; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenues

                   Statement of Additional Information Page 7

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
from either goods produced, sales made or services performed in emerging markets; or (iii) a company organized under the laws of, and with a principal office in, an emerging market.

In determining the appropriate distribution of investments among various countries and geographic regions for the Strategic Income Fund, the Manager ordinarily considers the following factors: prospects for relative economic growth between the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

The Strategic Income Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 13 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic construction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits and bankers' acceptances), subject to the restriction that the Strategic Income Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all of the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The GLOBAL GOVERNMENT INCOME FUND seeks to achieve its investment objectives by investing primarily in high quality debt securities issued or guaranteed by the U.S. and foreign governments (including foreign states, provinces or municipalities), their agencies and instrumentalities.

The Global Government Income Fund invests primarily in debt obligations allocated among diverse international markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Global Government Income Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of U.S. investments.

The Global Government Income Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 13 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to provide economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits and bankers' acceptances), subject to the restriction that the Global Government Income Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The U.S. GOVERNMENT INCOME FUND seeks to achieve its investment objective by investing primarily in U.S. government and U.S. government agency securities. The U.S. Government Income Fund may also invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs"), fixed-rate mortgage obligations and adjustable rate mortgage obligations ("ARMs").

ARMs are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. The ARMs in which the U.S. Government Income Fund invests are issued primarily by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). The underlying mortgages collateralizing ARMs issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMs issued by FNMA or FHLMC are typically conventional residential mortgages conforming to minimum standards prescribed by the U.S. government agency.

The U.S. Government Income Fund may also invest in CMOs, which are generally issued by government agencies. All CMOs purchased by the U.S. Government Income Fund either will be issued by a U.S. government agency or will be rated in the highest category by a nationally recognized statistical rating organization. The U.S. Government Income Fund may purchase CMOs that are:

        (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

                   Statement of Additional Information Page 8
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (2) collateralized by pools of  mortgages in which payment of  principal
    and   interest  are   guaranteed  by  the   issuer  and   the  guarantee  is
    collateralized by U.S. government securities; or

        (3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

    RESETS. The interest rates on the mortgages underlying the ARMs and CMOs in which the U.S. Government Income Fund may invest generally are reset at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost-of-funds index or a moving average of mortgage rates. Commonly used indices include the one-year and three-year constant maturity Treasury rates ("CMT"); the three-month Treasury bill rate; the 180-day Treasury bill rate; the Eleventh District Federal Home Loan Bank Cost-of-Funds Index ("EDCOFI"); the Median National Cost-of-Funds Index; the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR"); or an established index based on prime lending rates or certificate of deposit rates. Some indices, such as the one-year CMT rate, closely mirror changes in market interest rate levels. Others, such as the EDCOFI, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The net asset value of the U.S. Government Income Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates.

    CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs and CMOs in which the U.S. Government Income Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate may change up or down, either at each reset or adjustment interval or over the life of the loan. This provides the mortgage borrower with some degree of protection against large changes in monthly payments. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, i.e., an increase in the balance of the mortgage loan.

The MONEY MARKET FUND seeks to obtain its investment objective by investing in high quality, U.S. dollar-denominated money market instruments.

The Money Market Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. To the extent that the Money Market Fund invests in such variable and floating rate securities, it is the Manager's view that the Money Market Fund may be able to take advantage of the higher yield that is usually paid on longer-term securities. The Manager further believes that the variable and floating rates paid on such securities may substantially reduce the wide fluctuations in market value caused by interest rate changes and other factors which are typical of longer-term debt securities.

The Money Market Fund may acquire participation interests in securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others.

Although the Money Market Fund may invest in instruments of non-U.S. issuers, all such instruments will be denominated in U.S. dollars and be of high quality. Obligations of non-U.S. issuers are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Nonetheless, these instruments present risks that are different from those presented by investment in instruments of U.S. issuers. Obligations of foreign entities may be subject to certain sovereign risks, including adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, interest limitations, currency controls, foreign withholding taxes, and expropriation or nationalization of foreign issuers and their assets. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic issuers. Accordingly, while the Money Market Fund's ability to invest in these instruments may provide it with the potential to produce greater income, and therefore a higher yield for the Fund, than money market funds investing solely in instruments of domestic issuers, the Money Market Fund presents greater risk than such other funds.

DEPOSITORY RECEIPTS
Each Fund, except for the Global Government Income Fund, the U.S. Government Income Fund and the Money Market Fund, may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible

                   Statement of Additional Information Page 9

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' respective investment policies, the Funds' investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

SAMURAI AND YANKEE BONDS
Subject to their respective fundamental investment limitations, the New Pacific Fund, the International Fund, the Strategic Income Fund, and the Global
Government Income Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and the America Fund, the Strategic Income Fund and the Global Government Income Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of each Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds would be issued by governments which are members of the Organization for Economic Cooperation and Development or have AAA ratings.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Funds, except for the Money Market Fund, in connection with other securities or separately, and may provide the Funds with the right to purchase at a later date other securities of the issuer. The New Pacific Fund, the International Fund, and the Europe Fund will not purchase warrants in excess of 10% of their respective net assets taken at cost or at market value, whichever is lower. The other Funds will not purchase warrants or rights, valued at the lower of cost or market, in excess of 5% of the value of their respective net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American Stock Exchange or New York Stock Exchange ("NYSE"). Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction.

LENDING OF SECURITIES
For the purpose of realizing additional income, each Fund, except the Money Market Fund, may make secured loans of securities held by that Fund which amount to not more than 30% of its total assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment policies and by regulatory agencies and approved by that Fund's Board of Trustees. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not

                  Statement of Additional Information Page 10
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Funds' respective investment policies regarding bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of such Fund. For purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Each Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund assets may be subject to repurchase agreements at any given time. No Fund will enter into a repurchase agreement with a maturity of more than seven days if, as a result more than 15% (10% for the Money Market Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Fund's (other than the Money Market Fund) borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowing. If market fluctuations in the value of a Fund's securities holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to provide cash to meet redemptions of Fund shares. Any borrowing by a Fund may cause greater fluctuation in its net asset value than would be the case if the Fund did not borrow.

Each Fund (except the Money Market Fund and the Strategic Income Fund) currently is prohibited from borrowing money in order to purchase securities. In the event that a Fund is permitted to employ leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

Excluding the Money Market Fund, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund had sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  Statement of Additional Information Page 11
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Funds (except for the Latin America Fund and the Money Market Fund) also may engage in "roll" borrowing transactions, which involve the sale of GNMA certificates or other securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Each Fund will set aside, cash, U.S. government securities or other liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers (but no segregation is required for reverse repurchase agreements with banks).

The Strategic Income Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Strategic Income Fund would forego principal and interest paid on such securities. The Strategic Income Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

SHORT SALES
The Funds (except for the Money Market Fund, the New Pacific Fund, the International Fund, the Europe Fund and the America Fund) are authorized to make short sales of securities, although they have no current intention of doing so. Moreover, the Strategic Income Fund, the Global Government Income Fund, the Growth & Income Fund and the U.S. Government Income Fund may only make short sales "against the box."

A short sale is a transaction in which a Fund sells a security in anticipation that the market price of that security will decline. A Fund may make short sales
(i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain investment flexibility. When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral (usually cash, U.S. government securities or other highly liquid securities similar to those borrowed) deposited with the intermediary. The Fund also will be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security, regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund, and the Latin America Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of their respective total assets, or their respective aggregate short sales of the securities of any one issuer exceed the lesser of 2% of net assets or 2% of the securities of any class of the issuer. Moreover, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund may engage in short sales only with respect to securities listed on a national securities exchange.

The Funds might make a short sale "against the box" in order to hedge against market risks when the Manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when the Manager wants to sell the security a Fund owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies, such as the Funds, under the Internal Revenue Code of 1986, as amended ("Code"). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the respective Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                  Statement of Additional Information Page 12

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
All Funds, other than the Money Market Fund, may write (sell) call options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. Call options generally will be written on securities and currencies that, in the opinion of the Manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). As long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  Statement of Additional Information Page 13
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective(s). When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. A Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's investment limitations that limit the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

A Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering the security or currency currently held by it. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Funds, other than the Money Market Fund, may write put options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

                  Statement of Additional Information Page 14
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
Each Fund, other than the Money Market Fund, may purchase put options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise realizable when the security or currency eventually is sold.

A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Fund, other than the Money Market Fund, may purchase call options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

                  Statement of Additional Information Page 15

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Each Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices, obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission (the "SEC") considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

                  Statement of Additional Information Page 16
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
The Funds, except for the Money Market Fund, may enter into interest rate or currency futures contracts, and the Funds, except for the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Money Market Fund, may enter into stock index futures contracts ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Funds. The Funds' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or declines in currency exchange rates or stock prices and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates or stock prices.

The Funds only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate and currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times during which the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the

                  Statement of Additional Information Page 17

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Funds' Futures transactions generally will be entered into for hedging purposes, except as discussed below under "Synthetic Securities"; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Fund owns, or Futures Contracts will be purchased to protect the Funds against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the Fund's securities or currencies being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

                  Statement of Additional Information Page 18
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by each Fund's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. A Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

                  Statement of Additional Information Page 19

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by that Fund's Board of Trustees.

A Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investments of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on such contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second Forward Contract entitling it to sell the same amount of the same currency on the maturity date of the first Forward Contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Forward Contract and the offsetting Forward Contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally

                  Statement of Additional Information Page 20

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SYNTHETIC SECURITY POSITIONS
The Global Government Income Fund and the Strategic Income Fund, each may utilize, up to 5% of its total assets, combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for a Fund that is comparable to owning a Japanese government bond, the Manager might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The Manager might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's investment position, or the Manager might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, the Funds will comply with applicable Securities and Exchange Commission guidelines to set aside cash, U.S. government securities or other liquid high grade debt securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts.

The Manager would create synthetic security positions for a Fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market.

Also, while the Manager believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, a Fund will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies.

                  Statement of Additional Information Page 21
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

INTEREST RATE AND CURRENCY SWAPS
The Strategic Income Fund usually will enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Strategic Income Fund's obligations over its entitlements with respect to each swap, will be accrued on a daily basis, and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess, will be maintained in an account by a custodian that satisfies the requirement of the 1940 Act. The Strategic Income Fund will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and the Strategic Income Fund believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The Strategic Income Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Manager. If a counterparty defaults, the Strategic Income Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, for that reason, they are less liquid than swaps.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

    EMERGING COUNTRIES. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' respective investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities in these markets.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment; convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

                  Statement of Additional Information Page 22
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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

An investment in a Fund that invests in the emerging markets (including the Latin America Fund, the Emerging Markets Fund, the Infrastructure Fund, the Natural Resources Fund, the Strategic Income Fund and the International Fund) is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion, or reverse the liberalization, of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose its entire investment in such countries. A Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

    RELIGIOUS, POLITICAL, OR ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of a Fund's assets.

    SOVEREIGN DEBT. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments.

In recent years, some of the Latin American countries in which the Latin America Fund and the Strategic Income Fund may invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest on and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

The ability of emerging market governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

    ILLIQUID SECURITIES. Each Fund, other than the Money Market Fund, may invest up to 15% of its net assets in illiquid securities. The Money Market Fund may invest up to 10% of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the security approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on securities exchanges or in the OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period,

                  Statement of Additional Information Page 23

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such portfolio securities, and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, a Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Manager monitors the liquidity of securities in the respective Funds' portfolios and periodically reports on such decisions to the Boards of Trustees. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. For example, certain countries require prior governmental approval before to investments by foreign persons maybe made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such

                  Statement of Additional Information Page 24

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
matters   as  restrictions  on  market   manipulation,  insider  trading  rules,
shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because each Fund under normal circumstances (except the Money Market Fund and to a lesser extent, the America Fund) will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for a significant part of a Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to investors in the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S. and other economic and financial conditions affecting the world economy.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of that security or, if a Fund has entered into a contract to sell that security, could result in possible liability to the purchaser, the Manager will consider such difficulties when determining the allocation of each Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on a Fund's trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. A Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income when those taxes may be recaptured. See "Taxes."

                  Statement of Additional Information Page 25

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

Each Fund is subject to the following fundamental investment policies which (unless otherwise noted) may not be changed without approval by affirmative vote of the lesser of (i) 67% or more of the Fund's shares represented at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

NEW PACIFIC FUND, INTERNATIONAL FUND, EUROPE FUND AND AMERICA FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

No Fund may:

        (1) Invest in companies for the purpose of exercising control or management;

        (2) Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that a Fund may invest in the securities of companies that engage in these activities;

        (4) Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (5) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of a Fund's assets;

        (6) Borrow money in excess of 33-1/3% of a Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except in connection with the use of options, futures contracts, options thereon or forward currency contracts. A Fund may make deposits of margin in connection with futures and forward contracts and options thereon;

        (8) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable securities with other accounts under the management of the Manager to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

        (9) Make loans, except that a Fund may purchase debt securities and enter into repurchase agreements and make loans of securities;

       (10) Purchase or retain the securities of an issuer if, to the knowledge of the Fund, one or more of the Trustees or officers of that Company or the Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

       (11) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal or state securities laws; and

       (12) Invest more than 25% of the value of a Fund's total assets in securities of issuers conducting their principal business activities in any one industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

                  Statement of Additional Information Page 26

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

For purposes of the concentration policy contained in limitation (12) above, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of each Fund are not fundamental policies and may be changed by the Company's Board of Trustees without shareholder or investor approval. No Fund may:

        (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

        (2) Invest more than 5% of its assets in securities of companies which, together with any predecessor, have been in operation for less than three years;

        (3) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets; and

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a diversified investment company. A Fund may exchange securities, exercise conversion or subscription rights, warranties, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Funds' Prospectus.

INFRASTRUCTURE FUND, NATURAL RESOURCES FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

Neither Fund may:

        (1) Buy or sell real estate (including real estate limited partnerships); however, each Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (2) Buy or sell commodities or commodity contracts, except that each Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (3) Underwrite securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that each Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks not in excess of 33-1/3% of the value of each Fund's total assets, (including the amount borrowed), less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent either Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by a Fund may not exceed one-third of that Fund's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

                  Statement of Additional Information Page 27

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, each Fund may invest in the securities of companies that engage in these activities.

The following investment policies of each Fund are not fundamental policies and may be changed by vote of the Company's Board of Trustees without shareholder approval. Neither Fund may:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33-1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Infrastructure Fund's or Natural Resources Fund's total assets, such Fund will not make any additional investments; and

        (8) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

TELECOMMUNICATIONS FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, other than the telecommunications industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Buy or sell real estate (including real estate limited partnerships); however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies.

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (5) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and may make loans of securities;

                  Statement of Additional Information Page 28

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (6) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities except that it may make margin deposits in connection with futures contracts;

        (7) Borrow money except from banks not in excess of 33-1/3% of the value of the Fund's total assets, including the amount borrowed, less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets, respectively. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Funds' Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (8) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Fund may invest in the securities of companies that engage in these activities.

For purposes of the concentration policy contained in limitation (1) above, the Telecommunications Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees without shareholder approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund's investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; or

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

EMERGING MARKETS FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

    The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  Statement of Additional Information Page 29

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

        (4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal or state securities laws;

        (5) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (6) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Fund may make deposits of margin in connection with futures and forward contracts and options thereon;

        (7) Borrow money in excess of 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (8) Mortgage, pledge, or in any other manner transfer as security for any indebtedness any of its assets, except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of the Fund's assets;

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs, however, the Fund may invest in securities of companies that engage in these activities; or

       (10) With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

For purposes of concentration policy of the Fund contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees without shareholder approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, one or more of the officers or Trustees of the Fund, its investment adviser, or distributor, each own beneficially more than of 1% of the securities of such issuer and together own beneficially more than 5% of the securities of such issuer;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (5) Borrow money, except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets and except that the Fund may purchase securities when outstanding borrowings represent no more than 5% of the Fund's assets;

        (6) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation; or

        (7) Invest more than 10% of its total assets in securities that are restricted as to resale without registration under the 1933 Act.

                  Statement of Additional Information Page 30

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

LATIN AMERICA FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Buy and sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Funds' Prospectus and Statement of Additional Information;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and may make loans of securities;

        (5) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund, may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; and

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Fund may invest in the securities of companies that engage in these activities.

For  purposes of  the concentration policy  of the Fund  contained in limitation
(1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees, without shareholder or investor approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund or the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

                  Statement of Additional Information Page 31

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

GROWTH & INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Funds' Prospectus and Statement of Additional information and subject to investment policy (4) below;

        (4) Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase over-the-counter options or hold assets set aside to cover over-the-counter options written by the Fund, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (6) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of securities;

        (7) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that it may make margin deposits in connection with futures contracts subject to investment policy (4) below;

        (8) Borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings in excess of 5% of total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        (9) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

       (10) Invest in interests in oil, gas, or other mineral exploration or development programs; or

       (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund or the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

                  Statement of Additional Information Page 32

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees, without shareholder or investor approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (3) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation; or

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

STRATEGIC INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Funds' Prospectus and Statement of Additional Information and subject to (13) below;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (5)  Make  loans,  except  that  the  Fund  may  invest  in  loans   and
    participations, purchase debt securities and enter into repurchaseagreements and make loans of securities;

        (6) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (7) Purchase securities on margin provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts subject to (13) below;

        (8)  Borrow  money  in excess  of  33-1/3%  of the  Fund's  total assets
    (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). The restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll"
    transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings fall below 300%, the Fund, as the case may be, will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (9) Mortgage or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (10) Invest in interests in oil, gas or other mineral exploration or development programs;

                  Statement of Additional Information Page 33

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

       (11) Invest more than 5% of its total assets in securities of companies having, together with predecessors, a record of less than three years of continuous operation;

       (12) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund or the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (13) Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract), would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees, without shareholder or investor approval. The Fund may not:

        (1) Invest more than 15% of its net assets in illiquid securities; or

        (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

GLOBAL GOVERNMENT INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Funds' Prospectus and Statement of Additional Information and subject to (14) below;

        (4) Acquire securities subject to restrictions on disposition of securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase over-the-counter options or hold assets set aside to cover over-the-counter options written by the Fund, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (6) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of securities;

        (7) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (8) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts subject to (14) below;

        (9) Borrow money, except from banks or for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for

                  Statement of Additional Information Page 34

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
    the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

       (10) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (11) Invest in interests in oil, gas, or other mineral exploration or development programs;

       (12) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

       (13) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund or the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (14) Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract), would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

An investment policy of the Fund which may be changed by the Company's Board of Trustees, without shareholder or investor approval, is that the Fund will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

U.S. GOVERNMENT INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Funds' Prospectus and Statement of Additional Information and subject to investment policy (6) below;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4)   Make  loans,  except  that  the  Fund  may  invest  in  loans  and
    participations,  purchase  debt   securities  and   enter  into   repurchase
    agreements and make loans of securities;

        (5) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (6) Purchase securities on margin provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts subject to investment policy (6) below;

        (7)  Borrow  money  in excess  of  33-1/3%  of the  Fund's  total assets
    (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). The restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll"
    transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings fall below 300%, the Fund, as the case may be, will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

                  Statement of Additional Information Page 35

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (8) Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing; or

        (9) Invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Fund are not fundamental policies and may be changed by the Company's Board of Trustees, without shareholder or investor approval. The Fund may not:

        (1) Invest in companies for the purpose of exercising control or management;

        (2) Invest more than 15% of its net assets in illiquid securities;

        (3) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (4) Invest more than 5% of its total assets in securities of companies having, together with predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Company, the Fund or the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

MONEY MARKET FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase common stocks, preferred stocks, warrants or other equity securities;

        (2) Issue senior securities;

        (3) Pledge, mortgage or hypothecate its assets except to secure borrowings as disclosed in the Funds' Prospectus;

        (4) Sell securities short, purchase securities on margin, or engage in option transactions;

        (5) Underwrite the sale of securities of other issuers;

        (6) Purchase or sell real estate interests, commodities or commodity contracts or oil and gas investments;

        (7) Make loans, except: (i) the purchase of debt securities in accordance with the Fund's objectives and policies shall not be considered making loans, and (ii) pursuant to contracts providing for the compensation of service provided by compensating balances;

        (8) Purchase the securities issued by other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; and

        (9) Invest more than 25% of the value of the Fund's assets in securities of issuers in any one industry, except that the Fund is permitted to invest without such limitation in U.S. government-backed obligations.

An additional investment policy of the Fund, which is not a fundamental policy and may be changed by the Company's Board of Trustees, without shareholder approval to the extent consistent with regulatory requirements provides that the Fund may not invest more than 10% of its net assets in illiquid securities.

                  Statement of Additional Information Page 36

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

For purposes of the Fund's concentration policy contained in limitation (9), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

ALL FUNDS

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

All of the Funds have the following investment policies, which may be changed by the Company's Board of Trustees without shareholder or investor approval:

No Fund may:

        (1) Hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements for segregated asset accounts used to fund variable annuity contracts imposed by Section 817(h) of the Code and the Treasury regulations issued thereunder; or

        (2) Except under unusual circumstances, purchase securities issued by investment companies unless they are issued by companies that follow a policy of investment primarily in the capital markets of a single foreign entity.

Policies that are  designated as  operating policies  may be  changed only  upon
approval   by  the  Board  of  Trustees  and  following  appropriate  notice  to shareholders.

Investors should refer to the Funds' Prospectus for further information with respect to the Funds' respective investment objectives, which may not be changed without shareholder approval, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------
Subject to policies established by each Company's Board of Trustees, the Manager is responsible for the execution of the Funds' securities transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing securities transactions, the Manager seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of securities transactions.

Consistent with the interests of the Funds, the Manager may select brokers on the basis of the research and brokerage services they provide to the Manager for its use in managing the Funds and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Contract (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Funds over the long term. Research services may also be received from dealers who execute Fund transactions.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds toward payment of the Funds' expenses, such as custodian fees.

                  Statement of Additional Information Page 37

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Funds. In such cases simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

Under a policy adopted by each Company's Board of Trustees, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Funds, and the other GT Global Mutual Funds in selecting brokers and dealers for the execution of securities transactions. This policy does not imply a commitment to execute securities transactions through all broker/dealers that sell shares of such funds.

Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets.

The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. Each Company's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

For the fiscal year ended December 31, 1995, the Europe Fund paid LGT Bank in Liechtenstein (Zurich), an "affiliated" broker as defined in the 1940 Act, brokerage commissions of $565 for purchases and sales of portfolio securities, which represented 2.22% of the brokerage commissions paid by the Europe Fund and 0% of the aggregate dollar amount of transactions involving payment of commissions by the Europe Fund.

The aggregate brokerage commissions paid by the Funds for the fiscal periods ended December 31, 1993, 1994 and 1995, are as follows:

                 FEBRUARY 10, 1993 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1993

Variable America Fund..........................................................................  $  30,752
Variable Europe Fund...........................................................................     25,414
Variable New Pacific Fund......................................................................     53,627
Money Market Fund..............................................................................          0
Variable Growth & Income Fund..................................................................      8,908
Variable Strategic Income Fund.................................................................          0
Variable Global Government Income Fund.........................................................          0
Variable U.S. Government Income Fund...........................................................          0
Variable Latin America Fund....................................................................     36,242

                 OCTOBER 18, 1993 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1993

Variable Telecommunications Fund...............................................................  $  16,679

                  Statement of Additional Information Page 38

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          YEAR ENDED DECEMBER 31, 1994

Variable America Fund..........................................................................  $  12,879
Variable Europe Fund...........................................................................     14,294
Variable New Pacific Fund......................................................................     46,394
Money Market Fund..............................................................................          0
Variable Growth & Income Fund..................................................................     13,389
Variable Strategic Income Fund.................................................................          0
Variable Global Government Income Fund.........................................................          0
Variable U.S. Government Income Fund...........................................................          0
Variable Latin America Fund....................................................................    113,444
Variable Telecommunications Fund...............................................................     88,040

                   JULY 5, 1994 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1994

Variable International Fund....................................................................  $   9,920
Variable Emerging Markets......................................................................     33,112

                          YEAR ENDED DECEMBER 31, 1995

Variable America Fund..........................................................................  $  48,017
Variable Europe Fund...........................................................................     81,066
Variable New Pacific Fund......................................................................    148,304
Variable International Fund....................................................................     32,846
Money Market Fund..............................................................................          0
Variable Growth & Income Fund..................................................................     24,481
Variable Strategic Income Fund.................................................................          0
Variable Global Government Income Fund.........................................................          0
Variable U.S. Government Income Fund...........................................................          0
Variable Latin America Fund....................................................................    163,060
Variable Telecommunications Fund...............................................................     75,529
Variable Emerging Markets......................................................................    100,931

                 JANUARY 31, 1995 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1995

Variable Infrastructure Fund...................................................................  $   4,412
Variable Natural Resources Fund................................................................      8,399

TRADING AND TURNOVER
The Funds engage in securities trading when the Manager has concluded that the sale of a security owned by a Fund and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with a Fund's investment objective(s), a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held.

No Fund will consider portfolio turnover to be a limiting factor in the purchase or sale of portfolio securities. Higher turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly, and may result in realization of net capital gains that are taxable when distributed to shareholders.

The portfolio turnover rates for the Funds (except the International Fund and the Emerging Markets Fund) for the fiscal year ended December 31, 1994, and such turnover rates for the International Fund and the Emerging Markets Fund for the fiscal period July 5, 1994 (commencement of operations) through December 31, 1994, the portfolio turnover rates for

                  Statement of Additional Information Page 39

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
the Funds (except for the Infrastructure Fund and Natural Resources Fund) for the fiscal year ended December 31, 1995, and for the Infrastructure Fund and Natural Resources Fund for the period January 31, 1995 to December 31, 1995, were as follows:

                                                                                                   JANUARY 31,
                                                                   JULY 5, 1994                       1995
                                                                   (COMMENCEMENT                  (COMMENCEMENT
                                                                        OF                             OF
                                                                    OPERATIONS)                    OPERATIONS)
                                                     YEAR ENDED     TO DECEMBER     YEAR ENDED     TO DECEMBER
                                                    DECEMBER 31,        31,        DECEMBER 31,        31,
GT GLOBAL VARIABLE                                      1994           1994            1995           1995
--------------------------------------------------  ------------   -------------   ------------   -------------
America Fund......................................      139%            N/A             79%            N/A
Europe Fund.......................................       61%            N/A            123%            N/A
New Pacific Fund..................................       30%            N/A             67%            N/A
International Fund................................      N/A              17%           107%            N/A
Money Market Fund.................................      N/A             N/A            N/A             N/A
Growth and Income Fund............................       53%            N/A             73%            N/A
Strategic Income Fund.............................      313%            N/A            193%            N/A
Global Government Income Fund.....................      350%            N/A            394%            N/A
U.S. Government Income Fund.......................       34%            N/A            186%            N/A
Latin America Fund................................      185%            N/A            140%            N/A
Telecommunications Fund...........................       81%            N/A             70%            N/A
Emerging Markets Fund.............................      N/A             117%           210%            N/A
Infrastructure Fund...............................      N/A             N/A            N/A              38%
Natural Resources Fund............................      N/A             N/A            N/A             875%

                  Statement of Additional Information Page 40

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                        TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Trustees and Executive Officers of each Company are listed below:

NAME, POSITION(S) WITH EACH              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND THE FUNDS AND ADDRESS        EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 43                    Chairman, the Manager since October 1996; Director, Liechtenstein Global Trust (holding
Director, Chairman of the Board and      company of the various international LGT companies) since 1990; President, Asset
President                                Management Division, Liechtenstein Global Trust since 1995; Director and President, LGT
50 California, Street                    Asset Management Holdings, Inc. ("LGT Asset Management Holdings") since 1988; Director and
San Francisco CA 94111                   President, the Manager since 1989; Director, GT Global since 1987 and President, GT Global from 1987 to 1995; Director, GT Services since 1990; President, GT Services from 1990 to
                                         1995; Director, G.T. Global Insurance Agency, Inc. ("G.T. Insurance") since 1992; and
                                         President, G.T. Insurance from 1992 to 1995. Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.

C. Derek Anderson, 54                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief Executive
Trustee                                  Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; and
220 Sansome Street                       Director, American Heritage Group Inc. and various other companies. Mr. Anderson also is a
Suite 400                                director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94104                  Act that is managed or administered by the Manager.

Frank S. Bayley, 55                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D. Stimson Company (a
Director                                 private investment company); and Trustee, Seattle Art Museum. Mr. Bayley also is a
Two Embarcadero Center                   director or trustee or each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111

Arthur C. Patterson, 52                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of
Director                                 various computing and software companies. Mr. Patterson also is a director or trustee of
One Embarcadero Center                   each of the other investment companies registered under the 1940 Act that is managed or
Suite 3820                               administered by the Manager.
San Francisco, CA 94111

Ruth H. Quigley, 59                      Private investor; and President, Quigley Friedlander & Co., Inc. (a financial advisory
Director                                 services firm) from 1984 to 1986. Ms. Quigley also is a director or trustee or each of the
1055 California Street                   other investment companies registered under the 1940 Act that is managed or administered
San Francisco, CA 94108                  by the Manager.

F. Christian Wignall, 39                 Director, LGT Asset Management Holdings since 1989; Senior Vice President, Chief
Vice President and Chief                 Investment Officer -- Global Equities and Director, the Manager since 1987; and Chairman,
Investment Officer --                    Investment Policy Committee of the affiliated international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

--------------

* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

                  Statement of Additional Information Page 41

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

NAME, POSITION(S) WITH EACH              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND THE FUNDS AND ADDRESS        EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
James R. Tufts, 37                President, GT Services since 1995; Senior Vice President -- Finance and
Vice President and Chief          Administration, GT Global, GT Services and G.T. Insurance, from 1994 to
Financial Officer                 1995; Senior Vice President -- Finance and Administration, LGT Asset
50 California Street              Management Holdings and the Manager since 1994; Vice President --
San Francisco, CA 94111           Finance, LGT Asset Management Holdings, the Manager, GT Global and GT
                                  Services from 1990 to 1994; Vice President -- Finance, G.T. Insurance from 1992 to 1994; and a Director of the Manager, GT Global and GT
                                  Services since 1991.

Kenneth W. Chancey, 50            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and                Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Principal Accounting Officer
50 California Street
San Francisco, CA 94111

Helge K. Lee, 48                  Senior Vice President, General Counsel and Secretary, LGT Asset
Vice President and Secretary      Management Holdings, the Manager, GT Global, GT Services and G.T.
50 California Street              Insurance since February 1996. Senior Vice President, Secretary and
San Francisco, CA 94111           General Counsel, LGT Asset Management Holdings, the Manager, GT Global,
                                  GT Services and G.T. Insurance from May 1994 to February 1996; Senior
                                  Vice President, General Counsel and Secretary, Strong/Corneliuson
                                  Management, Inc. and Secretary, each of the Strong Funds from October
                                  1991 through May 1994; and shareholder in the law firm of Godfrey &
                                  Kahn, S.C., Milwaukee, Wisconsin for more than five years prior to
                                  October 1991.

The Board of Trustees of each Company has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Company and its Funds and recommending firms to serve as independent auditors of the Company. Each of the Trustees and Officers of each Company is also a Director and Officer of G.T. Investment Funds, Inc., G.T. Investment Portfolios, Inc. and G.T. Global Developing Markets Fund, Inc. and a Trustee and Officer of G.T. Global Growth Series, G.T. Greater Europe Fund, Global High Income Portfolio, Global Investment Portfolio and Growth Portfolio, which also are registered investment companies managed by the Manager. Each Trustee and Officer serves in total as a Director and or Trustee and Officer, respectively, of 10 registered investment companies and 40 series funds managed or administered by the Manager.

Each Company pays each Trustee who is not a director, officer or employee of the Manager or any affiliated company $5,000 per annum and reimburses travel and other expenses incurred in connection with attending Board meetings. Other Trustees and officers receive no compensation or expense reimbursements from the Company. For the fiscal year ended December 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received from G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust aggregate Trustees' fees and expenses of $2,090 and $3,145, $2,051 and $3,083, $2,090 and $3,144 and
$2,043 and $3,067, respectively. For the fiscal year ended December 31, 1995 Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley received total compensation of $99,676, $95,368, $92,139 and $94,457, respectively, from the 40 GT Global
Funds for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension, or retirement benefits. As of April 1, 1996, the officers and Trustees of the Funds and their families as a group own beneficially or of record less than 1% of the outstanding shares of the Funds, except for International Fund, Infrastructure Fund and Natural Resources Fund. As of April 1, 1996, the officers and Trustees of the Funds, as a group, owned 5.31%, 5.40% and 4.18% of the outstanding shares of International Fund, Infrastructure Fund and Natural Resources Fund, respectively.

                  Statement of Additional Information Page 42

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Chancellor  LGT Asset  Management, Inc.  (the "Manager")  serves as  each Fund's investment manager and administrator under an Investment Management and Administration Contract (individually, a "Management Contract," collectively, the "Management Contracts") between that Fund and the Manager. As investment manager, the Manager makes all investment decisions for each Fund and administers each Fund's affairs. The Manager also serves as the Company's administrator under an Administration Contract ("Administration Contract") between each Company and the Manager. As administrator, the Manager, among other things, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company, and provides suitable office space, and necessary small office equipment and utilities.

Each Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) that Fund's Board of Trustees, or by the vote of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to that Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. Either the Fund or the Manager may terminate a Management Contract without penalty upon sixty (60) days' written notice to the other party. Each Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

With respect to any Fund, either the Company or the Manager may terminate the Administration Contract without penalty upon sixty (60) days' written notice to the other party. The Administration Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

The amounts of investment management and administration fees paid by each Fund for the fiscal periods ended December 31, 1993, 1994 and 1995, were as follows:

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 1993
                                                                                                      -----------------------------
                                                                                                       INVESTMENT
                                                                                                       MANAGEMENT    REIMBURSEMENT
GT GLOBAL                                                                                                 FEES          AMOUNT
----------------------------------------------------------------------------------------------------  ------------  ---------------
Variable America Fund...............................................................................   $    7,258     $     7,258
Variable Europe Fund................................................................................       15,376           5,332
Variable New Pacific Fund...........................................................................       21,393           7,574
Money Market Fund...................................................................................        5,359           2,791
Variable Strategic Income Fund......................................................................       35,351          10,782
Variable Global Government Income Fund..............................................................       12,124           4,044
Variable U.S. Government Income Fund................................................................        3,617           3,617
Variable Latin America Fund.........................................................................       17,539           5,351
Variable Growth & Income Fund.......................................................................       31,504          11,294
Variable Telecommunications Fund
 (from October 18, 1993, commencement of operations)................................................        8,558             415

                  Statement of Additional Information Page 43

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 1994
                                                                                                      -----------------------------
                                                                                                       INVESTMENT
                                                                                                       MANAGEMENT    REIMBURSEMENT
GT GLOBAL                                                                                                 FEES          AMOUNT
----------------------------------------------------------------------------------------------------  ------------  ---------------
Variable America Fund...............................................................................   $   51,664     $         0
Variable Europe Fund................................................................................      125,533               0
Variable New Pacific Fund...........................................................................      155,724               0
Variable International Fund
 (from July 5, 1994, commencement of operations)....................................................        6,985           4,627
Money Market Fund...................................................................................       52,363               0
Variable Strategic Income Fund......................................................................      174,302               0
Variable Global Government Income Fund..............................................................       69,318               0
Variable U.S. Government Income Fund................................................................       12,663           6,479
Variable Latin America Fund.........................................................................      203,425               0
Variable Emerging Markets Fund
 (from July 5, 1994, commencement of operations)....................................................       20,347          20,347
Variable Telecommunications Fund....................................................................      239,566               0
Variable Growth & Income Fund.......................................................................      210,934               0

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 1995
                                                                                                      -----------------------------
                                                                                                       INVESTMENT
                                                                                                       MANAGEMENT    REIMBURSEMENT
GT GLOBAL                                                                                                 FEES          AMOUNT
----------------------------------------------------------------------------------------------------  ------------  ---------------
Variable America Fund...............................................................................   $  236,272     $    18,927
Variable Europe Fund................................................................................      152,847          71,515
Variable New Pacific Fund...........................................................................      204,362          73,848
Variable International Fund.........................................................................       32,608          32,608
Money Market Fund...................................................................................       79,561          48,354
Variable Strategic Income Fund......................................................................      173,720          56,631
Variable Global Government Income Fund..............................................................       81,039          71,061
Variable U.S. Government Income Fund................................................................       33,749          33,749
Variable Latin America Fund.........................................................................      205,457          89,040
Variable Emerging Markets Fund......................................................................       76,146          73,847
Variable Telecommunications Fund....................................................................      434,684           6,725
Variable Growth & Income Fund.......................................................................      277,913          53,927
Variable Infrastructure Fund
 (from January 31, 1995, commencement of operations)................................................        6,836           6,836
Variable Natural Resources Fund
 (from January 31, 1995, commencement of operations)................................................        5,918           5,918

In addition to payment of the investment management and administration fees, the Funds paid other operating expenses and received reimbursement pursuant to undertakings in effect. The amount of such expenses and reimbursements for the Funds for the fiscal periods ended December 31, 1994 and 1995 was as follows:

                                                                                                                 YEAR ENDED
                                                                                                             DECEMBER 31, 1994
                                                                                                        ----------------------------
                                                                                                           OTHER
                                                                                                         EXPENSES     REIMBURSEMENT
GT GLOBAL                                                                                                  PAID          AMOUNT
------------------------------------------------------------------------------------------------------  -----------  ---------------
Variable America Fund.................................................................................  $    89,223    $    70,882
Variable Europe Fund..................................................................................       83,548         49,678
Variable New Pacific Fund.............................................................................       93,370         51,141
Variable International Fund
 (from July 5, 1994, commencement of operations)......................................................       15,531         15,531
Money Market Fund.....................................................................................       73,413         47,231
Variable Strategic Income Fund........................................................................       92,973         34,872
Variable Global Government Income Fund................................................................       86,210         63,070
Variable U.S. Government Income Fund..................................................................       65,435         65,140
Variable Latin America Fund...........................................................................      118,753         63,441
Variable Emerging Markets Fund
 (from July 5, 1994, commencement of operations)......................................................       22,391         22,391
Variable Telecommunications Fund......................................................................      116,804         44,272
Variable Growth & Income Fund.........................................................................      102,726         47,986

                  Statement of Additional Information Page 44

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                                 YEAR ENDED
                                                                                                             DECEMBER 31, 1995
                                                                                                        ----------------------------
                                                                                                           OTHER
                                                                                                         EXPENSES     REIMBURSEMENT
GT GLOBAL                                                                                                  PAID          AMOUNT
------------------------------------------------------------------------------------------------------  -----------  ---------------
Variable America Fund.................................................................................  $    97,684    $         0
Variable Europe Fund..................................................................................      101,496              0
Variable New Pacific Fund.............................................................................      102,323              0
Variable International Fund...........................................................................       82,424         41,664
Money Market Fund.....................................................................................       88,135              0
Variable Strategic Income Fund........................................................................      114,537              0
Variable Global Government Income Fund................................................................       98,074              0
Variable U.S. Government Income Fund..................................................................       81,338         36,337
Variable Latin America Fund...........................................................................      125,734              0
Variable Emerging Markets Fund........................................................................       87,351              0
Variable Telecommunications Fund......................................................................       94,520              0
Variable Growth & Income Fund.........................................................................      117,206              0
Variable Infrastructure Fund
 (from January 31, 1995, commencement of operations)..................................................       51,615         43,241
Variable Natural Resources Fund
 (from January 31, 1995, commencement of operations)..................................................       47,167         40,401

TRANSFER AGENCY AND ACCOUNTING AGENT SERVICES
GT Services ("Transfer Agent") performs shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives a fee of $125 per month from each Fund. The Transfer Agent also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

As of December 31, 1995, each Fund paid pricing and accounting agent fees to the Manager in the following amounts:

GT GLOBAL
--------------------------------------------------
Variable Strategic Income Fund....................  $2,523
Variable Global Government Income Fund............   1,197
Variable U.S. Government Income Fund..............     567
Variable Latin America Fund.......................   2,080
Variable Growth & Income Fund.....................   3,066
Variable Telecommunications Fund..................   5,248
Variable Emerging Markets Fund....................     884
Variable Infrastructure Fund......................     124
Variable Natural Resources Fund...................     109
Variable America Fund.............................   4,066
Variable New Pacific Fund.........................   2,215
Variable Europe Fund..............................   1,673
Money Market Fund.................................   1,633
Variable International Fund.......................     386

EXPENSES OF THE FUNDS
As described in the Funds' Prospectus, each Fund pays all of its respective expenses not assumed by other parties. The allocation of general Company expenses and expenses shared by the Funds with one another, are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 45

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              VALUATION OF SHARES

--------------------------------------------------------------------------------

As described in the Funds' Prospectus, each Fund's net asset value per share is determined each day on which the New York Stock Exchange Inc. ("NYSE") is open for business ("Business Day") as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The portfolio securities of the Funds, and other assets of the Funds, other than those of the Money Market are valued as follows:

Equity securities including ADRs, ADSs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the OTC market are valued at the last available sale price prior to the time of valuation.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.

Options on indices, securities and currencies purchased by the Funds are valued at their last bid price in the case of listed options or in the case of OTC options, at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. When market quotations for futures and options on futures held by a Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the relevant Company's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the relevant Company's Board of Trustees, in good faith, will establish a conversion rate for such currency.

Trading in foreign securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on other days on which the NYSE is not open. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the close of regular trading on the NYSE. Consequently, the calculation of the Funds' respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the respective Funds. Events affecting the values of such securities that

                  Statement of Additional Information Page 46

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the respective Funds' net asset values unless the Manager, under the supervision of the relevant Company's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

A Fund may declare a suspension of the determination of net asset value during the periods when it may suspend redemption privileges.

The Board of Trustees of G.T. Global Variable Investment Series has determined in good faith that the net asset value of each share of the Money Market Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Money Market Fund will, as described below, employ specific investment policies and procedures to accomplish this result. The Money Market Fund values its portfolio securities using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. Although this method provides certainty in valuation, it may result in periods during which the value of the Money Market Fund's securities, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on the Money Market Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities. Thus, if the Money Market Fund's use of amortized cost resulted in a lower aggregate value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing solely market values, and existing Money Market Fund shareholders would receive less investment income. The converse would apply in a period of rising interest rates.

In connection with the Money Market Fund's policy of valuing its securities using the amortized cost method, the Fund adheres to certain conditions, including maintaining a dollar-weighted average maturity of 90 days or less and purchasing only securities having remaining maturities of 13 months or less. The Board of Trustees of G.T. Global Variable Investment Series also has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value per share at $1.00. Such procedures include review of securities holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from the net asset value calculated by using the amortized cost method and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing investors. In the event the Board of Trustees of G.T. Global Variable Investment Series determines that such a deviation exists, the Board has agreed to take such corrective action as it deems necessary and appropriate, which action might include selling securities prior to maturity to realize capital gains or losses or to shorten average maturity, withholding income, or establishing a net asset value by using available market quotations or market equivalents.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------
Each Company is a funding vehicle for VA Contracts offered by the separate accounts of the Participating Insurance Companies. Individual VA Contract holders are not the shareholders of a Fund. Rather, each Participating Insurance Company and its separate accounts are the shareholders (the "shareholders"). The offering is without a sales charge and is made at each Fund's net asset value per share, which is determined in the manner set forth above under "Valuation of Shares."

GT Global, Inc. pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Companies), including expenses and costs attributable to the Companies, which are related to the printing and distributing of prospectuses to prospective owners of the VA Contracts.

Each Company redeems all full and fractional shares of its Funds at the net asset value per share applicable to each of its Funds. See "Valuation of Shares" above.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any Fund may only be suspended: (1) for any period during which trading on the NYSE is restricted or such Exchange is closed, other

                  Statement of Additional Information Page 47

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
than customary weekend and holiday closing; (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Fund is not reasonably practicable; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of that Fund.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
Shares of the Funds are offered only to Participating Insurance Company Separate Accounts that fund certain variable contracts. See the applicable VA Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the VA Contract holders.

Each Fund is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures, or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, Futures, or Forward Contracts (other than those on foreign currencies), or foreign currencies (or options, Futures, or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

As noted in the Funds' Prospectus, each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions all are considered the same issuer.

Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.

Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

Each Fund (other than the Money Market Fund, the America Fund, and the U.S. Government Income Fund) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable

                  Statement of Additional Information Page 48

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed because of the distribution requirements described above -- even if those earnings and gain were not received by the Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS
The use of hedging transactions, such as entering into Forward Contracts and selling (writing) and purchasing options and Futures, involves complex rules that will determine for federal income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures, and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, Futures, and Forward Contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all these transactions. To the extent this treatment is not available, a Fund, may be forced to defer the closing out of certain options, Futures, Forward Contracts, and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

Futures and Forward Contracts that are subject to Section 1256 of the Code (other than Forward Contracts that are part of a "mixed straddle") ("Section
1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign countries, foreign currency-denominated debt securities, and options, Futures, and Forward Contracts on foreign currencies ("Section 988 gains or losses"). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. Each Fund attempts to monitor Section 988 transactions to minimize any adverse tax impact.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting each Fund and the separate accounts. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

                  Statement of Additional Information Page 49

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, located in Zurich, Switzerland.

Worldwide   asset  management  affiliates  also   currently  include  LGT  Asset
Management PLC, formerly G.T. Management PLC in London, England; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Asset Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. located in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., located in Sydney, Australia; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, located in Frankfurt, Germany.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Funds' assets. State Street is authorized to establish and has established individual accounts in foreign currencies and to cause securities of the Funds to be held in such accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Companies' and the Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund, assists in the preparation of the Funds' federal and state income tax returns and consults with the Companies and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of each Company and each Fund included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in its opinion appearing herein, and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted each Company the right to use the "GT" name and "GT Global" and has reserved the right to withdraw its consent to the use of such names by either Company and/or any of the Funds at any time, or to grant the use of such names to any other company.

SHAREHOLDER LIABILITY
Under certain circumstances, a shareholder of a Fund may be held personally liable for the obligations of the Fund. Each Company's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Company and that every written agreement, obligation or other undertaking made or issued by a Fund or the Company shall contain a provision to the effect that shareholders are not personally liable thereunder. Each Declaration of Trust provides for indemnification out of the Company's assets under certain circumstances, and further provides that the Company shall, upon request, assume the defense of any act or obligation of a Fund or the Company and that the Fund in which the shareholder holds shares will indemnify the shareholder for all legal and other expenses incurred therewith. Thus, the risk of any shareholder incurring financial loss beyond his or her investment, on account of this theoretical shareholder liability, is limited to circumstances in which the Fund or the Company itself would be unable to meet its obligations.

                  Statement of Additional Information Page 50

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

The Funds' "Standardized Return", as referred to in the Funds' Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC:
P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board of Trustees; and (2) a complete redemption at the end of any period illustrated. The Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted to reflect the effective Standardized Return to the VA Contract owner, that Standardized Return would be lower than the Standardized Returns quoted.

"Non-Standardized Return," as referred to in the Funds' Prospectus, is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. The Non-Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted, the Non-Standardized Return quotation would be lower than those stated. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

The Non-Standardized Returns for each Fund (except the Telecommunications Fund, the Emerging Markets Fund, the International Fund, the Infrastructure Fund and the Natural Resources Fund) for the fiscal year ended December 31, 1995, and from inception on February 10, 1993 to December 31, 1995, (except for the Telecommunications Fund, the International Fund, the Emerging Markets Fund, the Infrastructure Fund and the Natural Resources Fund) quoted as average annual total return, were as follows:

Variable America Fund
  -- Year ended December 31, 1995.........................................................      25.37%
  -- From inception on February 10, 1993 to December 31, 1995.............................      20.39%
Variable Europe Fund
  -- Year ended December 31, 1995.........................................................       9.66%
  -- From inception on February 10, 1993 to December 31, 1995.............................      12.15%
Variable New Pacific Fund
  -- Year ended December 31, 1995.........................................................      -0.21%
  -- From inception on February 10, 1993 to December 31, 1995.............................       5.58%
Variable Growth and Income Fund
  -- Year ended December 31, 1995.........................................................      15.49%
  -- From inception on February 10, 1993 to December 31, 1995.............................      10.12%
Variable Strategic Income Fund
  -- Year ended December 31, 1995.........................................................      19.50%
  -- From inception on February 10, 1993 to December 31, 1995.............................       8.44%
Variable Global Government Income Fund
  -- Year ended December 31, 1995.........................................................      15.85%
  -- From inception on February 10, 1993 to December 31, 1995.............................       5.14%
Variable U.S. Government Income Fund
  -- Year ended December 31, 1995.........................................................      14.73%
  -- From inception on February 10, 1993 to December 31, 1995.............................       4.77%

                  Statement of Additional Information Page 51

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Variable Latin America Fund
  -- Year ended December 31, 1995.........................................................      24.14%
  -- From inception on February 10, 1993 to December 31, 1995.............................       7.12%
Money Market Fund
  -- Year ended December 31, 1995.........................................................       5.26%
  -- From inception on February 10, 1993 to December 31, 1995.............................       3.91%

The Non-Standardized Returns for the Telecommunications Fund for the fiscal year ended December 31, 1995, and from inception on October 18, 1993 to December 31, 1995, quoted as average annual total return, were 23.66% and 18.12%, respectively.

The Non-Standardized Returns for the International Fund and Emerging Markets Fund, quoted as average annual total returns for the fiscal year ended December 31, 1995, were -1.14% and -7.54%, and -4.67% and -5.04%, respectively.

The Non-Standardized Returns of each Fund, (except for the Telecommunications Fund, the International Fund, the Emerging Markets Fund, the Infrastructure Fund and the Natural Resources Fund) quoted as aggregate total returns, for the period February 10, 1993 (commencement of operations) through December 31, 1995, were as follows:

                                                                                  AGGREGATE
GT GLOBAL                                                                          RETURN
--------------------------------------------------------------------------------  ---------
Variable America Fund...........................................................    70.90%
Variable Europe Fund............................................................    39.26
Variable New Pacific Fund.......................................................    16.97
Variable Growth & Income Fund...................................................    32.11
Variable Strategic Income Fund..................................................    26.37
Variable Global Government Income Fund..........................................    15.56
Variable U.S. Government Income Fund............................................    14.40
Variable Latin America Fund.....................................................    21.98
Money Market Fund...............................................................    11.70

The Non-Standardized Return for the Telecommunications Fund quoted as aggregate total return for the period October 18, 1993 (commencement of operations) through December 31, 1995, was 41.32%.

The Non-Standardized Returns for the International Fund and the Emerging Markets Fund, quoted as aggregate total returns for the period July 5, 1994 (commencement of operations) through December 31, 1995, were -6.87% and -7.43%, respectively.

The Non-Standardized Returns for the Infrastructure Fund and the Natural Resources Fund, quoted as aggregate total returns for the period January 31, 1995 (commencement of operations) to December 31, 1995 were 10.58% and 22.20%, respectively.

Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the SEC:

                   a-b(1)
YIELD =   2     [( --  + 1  )   (6)-1]
                   cd

Performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles whose shares are offered to insurance company separate accounts. A Fund's results also should be considered relative to the risks associated with such Fund's investment objectives and policies.

The Money Market Fund may, from time to time, provide yield information or comparisons of its yield to various averages including data from Lipper
Analytical Services, Inc., Bank Rate Monitor-TM-, IBC/Donaghue's Money Fund Report, MONEY

                  Statement of Additional Information Page 52

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Magazine, and other industry publications (to the extent they apply to investment companies whose shares are offered to insurance company separate accounts, in advertisements or in reports furnished to current or prospective shareholders).

The Money Market Fund calculates its yield for its shares daily, based upon the seven days ending on the day of the calculation, called the "base period." The yield is computed by determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change, excluding capital changes, but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by (365/7). The Money Market Fund's effective yield is computed by compounding the unannualized base period return by adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended December 31, 1995, the Fund's share yield was 5.10% and effective yield was 5.23% which reflects .14% of expenses reimbursed pursuant to undertakings in effect. See "Management" in the Prospectus. The seven-day and effective yields are calculated as follows:

Assumptions:

Value of hypothetical pre-existing account with exactly one share at the beginning of the period:....................................................................  $ 1.000000000
Value of same account* (excluding capital changes) at the end of the seven-day period ending December 31, 1995:..................................................  $ 1.000977676

------------------
* Value includes additional shares acquired with dividends paid on the original shares.

Calculation:

Ending account value:..............................................................  $ 1.000977676
Less beginning account value:......................................................  $ 1.000000000
Net change in account value:.......................................................  $  .000977676

  Seven-day yield = $.000977676 X 365/7 = 5.10%
  Effective yield** = [1 + .000977676] 365/7 - 1 = 5.23%

------------------
**  The effective yield assumes a year's compounding of the seven-day yield.

The Money Market Fund's investment results may also be calculated for longer periods in accordance with the following method: by subtracting (a) the net asset value of one share at the beginning of the period, from (b) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and distributions) and dividing by (c) the net asset value per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from the reinvested dividends and distributions and any changes in share price during the period. These performance quotations do not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted, such quotations would be lower than those calculated for the Money Market Fund.

The performance figures for the Money Market Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. The Money Market Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any yield figure should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles whose shares are offered to insurance company separate accounts. Investment results also should be considered relative to the risks associated with the investment objective and policies.

IMPORTANT POINTS TO NOTE ABOUT THE FOLLOWING WORLD FINANCIAL AND ECONOMIC DATA Information relating to foreign market performance, capitalization and diversification is based on sources believes to be reliable, but which may be subject to revision and which has not been independently verified by either Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

                  Statement of Additional Information Page 53

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of the indices represented above. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, i.e., the Manager, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while the above data relates only to government bonds. Each of these factors will cause the performance of each Fund to differ from the indices shown above.

The Funds, from time to time, may be compared with the following to the extent they apply to investment companies whose shares are offered to insurance company separate accounts:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Lehman Brothers Long Treasury Bond Index, which is a measure of the total return on all ten-year and longer U.S. treasuries with a base year of 1980 = $1,000.

        (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power; the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (4) Data, mutual fund and variable account rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Companies Service ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Financial Planning Resources Inc., publisher of a compilation of data regarding variable accounts ("VARDS") and/or other companies that rank or compare mutual funds or variable annuity account divisions by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/ Wiesenberger, Morningstar, VARDS and/or other firms, as applicable, or to specific funds or groups of funds within or without such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the fund in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (7) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

        (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

        (9) Dow Jones Industrial Average.

       (10) CNBC/Financial News Composite Index.

       (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

                  Statement of Additional Information Page 54

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

       (12) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (13) The World Bank Publication of Trends in Developing Countries ("TIDE"). TIDE provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (14) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

       (15) Datastream and Worldscope each is an on-line database retrieval service for information including, but not limited to, international financial and economic data.

       (16) International Financial Statistics, which is produced by the International Monetary Fund.

       (17)  Various  publications  and  annual   reports  such  as  the   World
    Development Report, produced by the World Bank and its affiliates.

       (18) Various publications from the International Bank for Reconstruction and Development.

       (19) Various publications including, but not limited to ratings agencies such as Moody's Investors Service, Inc., Fitch Investors Service, Inc.and Standard & Poor's.

       (20) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (21) Bank Rate National Monitor Index, which an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (22) International Finance Corporation Emerging Markets Data Base which provides detailed statistics on stock and bond markets in developing countries.

       (23) Various publications from the Organization for Economic Corporation and Development.

To the extent that they apply to investment companies whose shares are offered to insurance company separate accounts, indices, economic and financial data prepared by the research departments of various financial organizations such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., J.P. Morgan, Morgan Stanley, Smith Barney, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbottson Associates may be used, as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including but not limited to MONEY MAGAZINE, SMART MONEY, GLOBAL FINANCE, EUROMONEY, FINANCIAL WORLD, FORBES, FORTUNE, BUSINESS WEEK, LATIN FINANCE, THE WALL STREET JOURNAL, EMERGING MARKETS WEEKLY, KIPLINGER'S GUIDE TO PERSONAL FINANCE, BARRON'S, THE FINANCIAL TIMES, USA TODAY, THE NEW YORK TIMES, FAR EASTERN ECONOMIC REVIEW, THE ECONOMIST and INVESTORS BUSINESS DIGEST. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available in the future.

From time to time, each Fund and GT Global may refer to the number of contractholders or the dollar amount of each Fund's assets under management in advertising materials.

From time to time, each Fund and GT Global may refer to the total amount of assets under Liechtenstein Global Trust management, or the total amount of assets under custody with the Liechtenstein Global Trust, in advertising materials.

GT Global believes each Fund is an appropriate investment for long-term investment goals including, but not limited to funding retirement, paying for education or purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. Each Fund does not represent a complete investment program and the investors should consider each Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of companies, or their products although there can be no assurance that any GT Global Variable Investment Fund may own the securities of these companies.

                  Statement of Additional Information Page 55

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Advertising and sales literature for the Contract may discuss the financial ratings of any of the Participating Insurance Companies as compiled by independent agencies. These independent agencies rate insurance companies' overall financial strength, ability to meet contractual obligations, ability to discharge senior policyholder obligations and claims, overall claims-paying ability and other financial measures related to long-term solvency and liquidity. The independent agencies which may be quoted include, but are not limited to:

    / / A.M. Best Company

    / / Moody's Investors Service

    / / Standard & Poor's Insurance Rating Services

    / / Duff & Phelps, Incorporated

Ratings descriptions are relevant only to the insurance company and do not apply to variable annuities or the underlying accounts which are subject to market risk and whose value will fluctuate with market conditions.

In addition, advertising and sales literature for the Contracts may discuss the assets of any of the Participating Insurance Companies, including a breakdown of annuity assets under management, as well as the number of years the company has been involved in the annuity marketplace.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets are based on the returns of different indices.

GT Global Variable Investment Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Variable Investment Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include:

SEP-IRAS AND SALARY-REDUCTION SEP-IRAS: Simplified Employee Pension (SEP) plans and salary- reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh- type plans or 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

403(b)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT SHARING (INCLUDING 401(k)) AND MONEY PURCHASE PENSION PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permit the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales materials and advertising discuss the risks inherent in investing. The major types of investment risks are market risk, industry risk, credit risk, interest risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

                  Statement of Additional Information Page 56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

From time to time, the GT Global Variable Investment Funds and GT Global will quote information including but not limited to data regarding: individual
countries,  regions,  world  stock  exchanges,  and  economic  and   demographic
statistics from sources GT Global deems reliable including the economic and financial data of the referenced financial organizations such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, LGT Guide to World Equity Markets, Salomon Brothers, Inc, and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor, Bureau of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country or market: International Finance Corporation, LGT Guide to World Equity Markets, Salomon Brothers Inc and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, the Funds and GT Global may quote in advertising materials economic and financial data, including statistics and commentary from published works including, but not limited to, Megatrends 2000, Global Paradox, and Megatrends Asia.

From time to time, GT Global may include in its advertisement and sales material information about privatization which is an economic process involving the sale of state-owned companies to the private sector.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Variable Investment Funds' investment objectives will be achieved.

                  Statement of Additional Information Page 57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

THE GT ADVANTAGE
The Manager has developed a unique team approach to its global money management which we call the GT Advantage. The Manager's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by the Manager's Investment Policy Committee which sets broad guidelines for asset allocation and currency management based on the Manager's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer both strong income and/or growth potential.

From time to time, each Fund and GT Global may quote data for stock market trading volume and number of listed companies for various countries, from information provided by the International Finance Corporation ("IFC").

Further, from time to time, each Fund and GT Global may also quote information similar to that described above, including such data from established markets from, but not limited to, other sources such as S.G. Warburg, Salomon Brothers, Inc. and Datastream.

Each Fund and GT Global from time to time, may quote information on stock market capitalization and may show the performance of certain national stock markets.

The Funds and GT Global may also quote information similar to that shown above from other sources, but not limited to, the International Finance Corporation, S.G. Warburg, Salomon Brothers, Wilshire Associates, Inc. and Datastream.

From time to time, each Fund and GT Global may quote information on the top companies listed on an exchange or index for countries around the world.

From time to time, each Fund and GT Global may quote the most currently available data for GDP, GDP Growth, Regulations, Per Capita GDP, Total Exports, Total Imports and Inflation Rates.

Further, the Funds in their advertising and sales material sent to prospective investors may refer to the increasing importance of an investment strategy which includes global investments, the potential benefits of tax-deferral and diversification through the purchase of a financial product which invests in mutual funds that invest in securities on a global basis and may indicate that potential investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

From time to time, each Fund and GT Global may quote data for stock market trading volume and number of listed companies for various countries, from information provided by IFC.

In addition, the GT Global Variable Strategic Income Fund, from time to time, may quote yields and total returns of representative debt instruments from the following emerging market countries in its advertising and sales literature:

Algeria                               Greece                                Peru
Argentina                             Hong Kong                             Philippines
Bolivia                               Hungary                               Poland
Botswana                              India                                 Portugal
Brazil                                Indonesia                             Republic of Slovakia
Chile                                 Israel                                Russia
China                                 Ivory Coast                           Singapore
Colombia                              Jamaica                               South Africa
Costa Rica                            Jordan                                South Korea
Cyprus                                Kenya                                 Sri Lanka
Czech Republic                        Malaysia                              Swaziland
Dominican Republic                    Mauritius                             Taiwan
Ecuador                               Mexico                                Thailand
Egypt                                 Morocco                               Turkey
El Salvador                           Nicaragua                             Uruguay
Finland                               Nigeria                               Venezuela
Ghana                                 Pakistan                              Zimbabwe
                                      Panama

                  Statement of Additional Information Page 58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Manager believes that before emerging market countries with high debt levels can attract substantial amounts of foreign capital, they must put their financial houses in order. Some emerging markets governments have implemented debt restructuring programs. From time to time, each Fund may include in its advertising and sales material information on emerging market countries' debt restructuring activities.

ECONOMIC DEVELOPMENT IN EMERGING MARKETS
The Manager has identified six phases to track the progress of developing economies.

In addition, the Manager focuses on the transitions between each phase:

BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.

BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.

BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") employs the designations "Prime-1," and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (for supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment capacity normally will be evidenced by many of the following characteristics: leading market positions in well- established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (for supporting institutions) have a strong ability for repayment of short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings by STANDARD & POOR'S RATINGS GROUP ("S&P") of commercial paper are graded into four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

DESCRIPTION OF BOND RATINGS
MOODY'S rates the debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories.

        AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Statement of Additional Information Page 59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        AA -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Upper-medium-grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        BAA -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        BA -- Have speculative elements and their future cannot be considered to be well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        CA -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- Very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A -- Has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have

                  Statement of Additional Information Page 60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B"or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1 -- This rating is reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTE RATINGS
S&P:  The SP-1 rating denotes a very  strong or strong capacity to pay principal
and  interest.   Those  issues   determined  to   possess  overwhelming   safety
characteristics will be given a plus (+) designation.

The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

MOODY'S: The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                  Statement of Additional Information Page 61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                    APPENDIX

--------------------------------------------------------------------------------

VARIABLE TELECOMMUNICATIONS FUND
From time to time the Fund and GT Global will quote information including, but not limited to, data regarding:

    / / Increased usage  of  new  technologies  such as,  but  not  limited  to,
        cellular   and  wireless  communications  in  emerging  and  established countries around the world

    / / Supply and demand of telephone equipment and services

    / / Regulatory environment of telecommunications industries

    / / Revenue, price and usage of telecommunications products and services

    / / Privatization of telecommunications companies

The information quoted has not been independently verified by the Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

    / / OECD  and  other  publications  from   its  subsidiaries  such  as   the
        International Telecommunications Union

    / / Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

    / / International Technology Consultants, a Washington D.C. based firm which publishes reports such as EASTERN EUROPEAN & SOVIET TELECOM REPORT and LATIN AMERICAN TELECOM REPORT

DEREGULATION IN THE UNITED STATES
The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced new competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Manager expects this scenario to continue to benefit such companies in the U.S. and to similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

VARIABLE INFRASTRUCTURE FUND
From time to time the Fund and GT Global may quote information including, but not limited to:

    / / Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure related products and services

    / / Regulatory environment of infrastructure industries

    / / Quantity and costs of current and projected infrastructure projects

    / / Privatization of industries and companies

    / / New  technologies,  products   and  services   used  in   infrastructure
        industries

VARIABLE NATURAL RESOURCES FUND
From time to time the Fund and GT Global may quote information including, but not limited to:

    / / Supply, demand and prices of natural resources

    / / Regulatory environment of natural resources

    / / Supply,  demand  and  prices  of  products  manufactured  from   natural
        resources

    / / New technologies, products and services used in the natural resources industries

                  Statement of Additional Information Page 62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of the Funds, except GT Global Variable Infrastructure Fund and GT Global Variable Natural Resources Fund, as of December 31, 1995, and for their fiscal years then-ended, and the audited financial statements of GT Global Variable Infrastructure Fund and GT Global Variable Natural Resources Fund for the period January 31, 1995 (commencement of operations) through December 31, 1995, appear on the following pages.

                  Statement of Additional Information Page 63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE G.T. GLOBAL VARIABLE INVESTMENT TRUST COMPRISING THE FOLLOWING FUNDS: GT GLOBAL VARIABLE STRATEGIC INCOME FUND, GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND, GT GLOBAL VARIABLE LATIN AMERICA FUND, GT GLOBAL VARIABLE GROWTH & INCOME FUND, GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND, GT GLOBAL VARIABLE EMERGING MARKETS FUND, GT GLOBAL VARIABLE INFRASTRUCTURE FUND, GT GLOBAL VARIABLE NATURAL RESOURCES FUND; AND G.T. GLOBAL VARIABLE INVESTMENT SERIES COMPRISING THE FOLLOWING FUNDS: GT GLOBAL VARIABLE AMERICA FUND, GT GLOBAL VARIABLE NEW PACIFIC FUND, GT GLOBAL VARIABLE EUROPE FUND, GT GLOBAL MONEY MARKET FUND AND GT GLOBAL VARIABLE INTERNATIONAL FUND (COLLECTIVELY, "THE FUNDS"):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 1995, the related statements of operations for the periods indicated herein, and the related statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 1995, the results of their operations for the periods indicated herein, and the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 21, 1996

                  Statement of Additional Information Page 64

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                          Principal        Market        % of Net
Fixed Income Investments                                     Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (85.9%)
  Argentina (6.1%)
    Republic of Argentina:
      Discount Bond, 6.5625% due 3/31/23+ .................   USD           1,000,000   $    652,500         2.6
      Par Bond, 5% due 3/31/23=/= .........................   USD             800,000        454,000         1.8
      BOCON Pre 2, 5.9766% due 4/1/01[.] + ................   USD             250,000        243,750         1.0
      Floating Rate Bond, 6.8125% due 3/31/05+  ...........   USD             250,000        177,031         0.7
  Australia (1.7%)
    Australian Government, 7.5% due 7/15/05 ...............   AUD             600,000        426,250         1.7
  Brazil (4.5%)
    Republic of Brazil:
      Par Z-L Bond, 4.25% due 4/15/24=/= ..................   USD             840,000        443,625         1.8
      C Bond, 4% due 4/15/14 - 144A (Effective rate at
       period end is 6.2825%, including "payment-in-kind"
       bonds.)[.] =/=  ....................................   USD             530,604        302,776         1.2
      Discount Bond, 6.8125% due 4/15/24+ .................   USD             400,000        245,750         1.0
      Debt Conversion Bond Series L, 6.875% due
       4/15/12+ ...........................................   USD             200,000        114,500         0.5
  Bulgaria (3.5%)
    Bulgaria:
      Past Due Interest Bond (IAB), 6.75% due 7/28/11 -
       144A+ {::}  ........................................   USD             829,186        384,017         1.5
      Discount Bond Series A, 6.75% due 7/28/24 - EURO+ ...   USD             700,000        373,188         1.5
      Discount Bond Series A, 6.75% due 7/28/24 - 144A+
       {::}  ..............................................   USD             250,000        133,281         0.5
  Canada (0.3%)
      Canadian Government, 8.75% due 12/1/05 ..............   CAD             100,000         81,861         0.3
  Denmark (2.8%)
    Kingdom of Denmark, 7% due 12/15/04 ...................   DKK           3,937,000        705,057         2.8
  Ecuador (3.6%)
    Ecuador:
      Discount Bond, 6.8125% due 2/28/25 - EURO+ ..........   USD             750,000        380,625         1.5
      Par Bond, 3% due 2/28/25 - EURO=/=  .................   USD           1,000,000        363,125         1.4
      Past Due Interest Bond, 3% due 2/27/15 - EURO
       (Effective rate at period end is 4.28%, including
       "payment-in-kind" bonds.)[.] + .....................   USD             510,743        171,737         0.7
  France (4.9%)
    French O.A.T.:
      7.25% due 4/25/06 ...................................   FRF           3,640,000        774,901         3.1
      7.5% due 4/25/05 ....................................   FRF           2,160,000        468,269         1.8
  Germany (5.4%)
    Deutschland Republic, 6.25% due 1/4/24  ...............   DEM           2,110,000      1,372,846         5.4
  Ireland (0.9%)
    Irish Gilts, 6.25% due 10/18/04 .......................   IEP             160,000        236,800         0.9

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 65

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                                                                          Principal        Market        % of Net
Fixed Income Investments                                     Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Italy (6.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 4/1/04  ....................................   ITL       1,270,000,000   $    712,041         2.8
      9.5% due 1/1/05  ....................................   ITL         450,000,000        266,167         1.1
      8.5% due 1/1/04  ....................................   ITL         440,000,000        247,677         1.0
  Republic of Italy, 5.125% due 7/29/03 ...................   JPY          46,000,000        501,788         2.0
  Mexico (4.6%)
    United Mexican States:
      Discount Bond Series B, 6.7656% due 12/31/19+
       {/\} ...............................................   USD             750,000        540,000         2.1
      Par Bond Series A, 6.25% due 12/31/19{/\} ...........   USD             500,000        326,563         1.3
      Par Bond, 6.63% due 12/31/19{/\}  ...................   FRF           1,500,000        164,127         0.6
      Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 -
       144A{::} ...........................................   USD             200,000        150,000         0.6
  New Zealand (2.8%)
    New Zealand Government:
      8% due 2/15/01 ......................................   NZD             360,000        241,619         1.0
      6.5% due 2/15/00 ....................................   NZD             375,000        237,352         0.9
      8% due 11/15/06 .....................................   NZD             340,000        234,815         0.9
  Nigeria (2.5%)
    Central Bank of Nigeria:
      Par Bond, 6.25% due 11/15/20=/= {/\}  ...............   USD           1,250,000        615,625         2.4
      5.092% due 1/5/10=/=  ...............................   USD             100,000         37,063         0.1
  Philippines (2.5%)
    Central Bank of the Philippines:
      Par Bond Series B, 6.25% due 12/1/17=/= .............   USD             550,000        409,750         1.6
      Debt Conversion Bond Series B, 6.5% due 12/1/09+ ....   USD             250,000        215,313         0.9
  Poland (4.4%)
    Poland:
      Past Due Interest Bond, 3.75% due 10/27/14 - 144A=/ =
       {::} ...............................................   USD             999,000        650,599         2.6
      Discount Bond, 6.875% due 10/27/24 - 144A+ {::} .....   USD             384,000        290,880         1.1
      Par Bond, 2.75% due 10/27/24 - 144A=/= {::} .........   USD             384,000        183,360         0.7
      Par Bond, 2.75% due 10/27/24 - EURO=/= ..............   USD              16,000          7,640          --
  Portugal (1.7%)
    Portuguese Government Bond, 11.875% due 2/23/05 .......   PTE          56,000,000        420,731         1.7
  Russia (1.2%)
    Ministry Finance of Russia, 3% due 5/14/99 ............   USD             500,000        305,313         1.2
  South Africa (0.6%)
    Republic of South Africa, 12% due 2/28/05 .............   ZAR             600,000        146,384         0.6
  Spain (3.8%)
    Kingdom of Spain:
      10% due 2/28/05 .....................................   ESP          58,000,000        485,334         1.9
      5.75% due 3/23/02 ...................................   JPY          42,000,000        477,282         1.9
  Sweden (3.8%)
      Swedish Government, 13% due 6/15/01 .................   SEK           5,300,000        962,457         3.8
  United States (14.0%)
    United States Treasury Note:
      6.25% due 5/31/00 ...................................   USD           1,400,000      1,447,633         5.7
      7.75% due 11/30/99  .................................   USD             680,000        736,950         2.9
      6.5% due 8/15/05 ....................................   USD             230,000        244,734         1.0
    United States Treasury Bond, 6.875% due 8/15/25 .......   USD           1,000,000      1,122,500         4.4

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 66

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                                                                          Principal        Market        % of Net
Fixed Income Investments                                     Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (3.4%)
      Republic of Venezuela, Par Bond Series A, 6.75% due
       3/31/20{/\} ........................................   USD           1,500,000   $    859,688         3.4
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $20,712,667)  ............................................                               21,747,274
                                                                                        ------------
Sovereign Debt (3.4%)
  Morocco (2.4%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.5938%
     due 1/1/09+ ..........................................   USD             910,000        611,975         2.4
  Russia (1.0%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** {.} ................................   DEM           1,000,000        264,576         1.0
                                                                                        ------------
Total Sovereign Debt (cost $916,315) ......................                                  876,551
                                                                                        ------------
Corporate Bonds (0.8%)
  Brazil (0.8%)
    Banco BCN - BCN Leasing, 11% due 6/9/97 - 144A (cost
     $200,000){::} ........................................   USD             200,000        198,250         0.8
                                                                                        ------------
Supranational Bonds (0.7%)
  International Bank of Reconstruction & Development, 4.5%
   due 6/20/00 (cost $229,878)  ...........................   JPY          17,500,000        188,735         0.7
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $22,058,860)  ........                               23,010,810        90.8
                                                                                        ------------       -----

                                                                         Underlying
                                                                           Nominal         Market        % of Net
Options                                                      Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Call Option on Japanese Government Bond, 4.9% due
   6/20/03, strike 114.406, expires 3/12/96 (cost $18,133)
    .......................................................   JPY         150,000,000          5,741          --
                                                                                        ------------       -----

                                                                          Principal        Market        % of Net
Short-Term Investments                                       Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Treasury Bills (1.9%)
  Mexico (1.9%)
    Mexican Cetes: ........................................   MXN                  --             --         1.9
      Effective yield 50.06%, due 2/22/96 .................   --            2,075,870        251,413          --
      Effective yield 48.10%, due 3/28/96 .................   --              952,330        110,799          --
      Effective yield 45.50%, due 9/26/96 .................   --            1,100,000        106,609          --
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $493,524) ..............                                  468,821         1.9
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-----------------------------------------------------------                             ------------   -------------
  Dated December 29, 1995, with State Street Bank and Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $1,155,000 U.S. Treasury Notes,
   6% due 8/31/97 (market value of collateral is
   $1,192,123, including accrued interest). (cost
   $1,164,538)  ...........................................                                1,164,538         4.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $23,735,055) {j} ..................                               24,649,910        97.3
Other Assets and Liabilities ..............................                                  694,974         2.7
                                                                                        ------------       -----

Net Assets ................................................                             $ 25,344,884       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 67

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

----------------

          *  Percentages indicated are based on net assets of $25,344,884.
          + The coupon rate shown on floating rate note represents the rate at period end.
        {.}  Non-income producing security.
         **  Underlying loan agreement currently in default.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        =/= The coupon rate shown on step-up coupon bond represents the rate at period end.
       {/\} Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} For Federal income tax purposes, cost is $23,931,295 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,229,742
                 Unrealized depreciation:              (511,127)
                                                  -------------
                 Net unrealized appreciation:     $     718,615
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 68

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                    Unrealized
                                           Market Value     Contract    Delivery   Appreciation
Contracts to Buy:                         (U.S. Dollars)      Price       Date    (Depreciation)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................       277,607         1.32674  01/18/96   $    (3,910)
British Pounds..........................        69,642         0.65067  02/21/96           483
British Pounds..........................       687,635         0.63788  01/16/96        (6,856)
Canadian Dollars........................       243,154         1.37780  02/20/96         2,190
Canadian Dollars........................       172,112         1.38171  02/20/96         2,033
Canadian Dollars........................        40,282         1.37580  02/20/96           305
Canadian Dollars........................       102,532         1.37535  03/18/96           739
Danish Kroner...........................        27,025         5.58040  01/16/96           145
Deutsche Marks..........................        76,796         1.44535  01/24/96           690
Deutsche Marks..........................       303,695         1.40715  01/24/96        (5,441)
Deutsche Marks..........................       209,445         1.38179  01/24/96        (7,665)
Deutsche Marks..........................       349,075         1.39266  01/24/96        (9,951)
Deutsche Marks..........................       510,727         1.42920  02/29/96           (48)
Italian Lira............................       232,631     1,608.63103  01/26/96         2,622
Italian Lira............................       122,971     1,610.70002  01/26/96         1,542
Japanese Yen............................       214,332       100.07340  03/01/96        (4,696)
Japanese Yen............................       294,062       100.13000  03/18/96        (5,548)
New Zealand Dollars.....................        24,129         1.53953  02/29/96            96
Spanish Pesetas.........................       119,097       123.28000  02/07/96         1,478
Swedish Krona...........................       365,705         6.66278  01/05/96         1,442
Swedish Krona...........................        92,668         6.64000  01/05/96            50
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $4,565,622)..........................     4,535,322                                 (30,300)
                                          --------------                          --------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 17.89%.

Contracts to Sell:
----------------------------------------
Australian Dollars......................       185,443         1.35007  01/18/96          (638)
Australian Dollars......................       277,607         1.35007  01/18/96          (955)
British Pounds..........................       247,616         0.64677  02/21/96          (232)
Danish Kroner...........................       493,653         5.43600  01/16/96        10,394
Danish Kroner...........................       234,215         5.48110  01/16/96         2,964
Deutsche Marks..........................       216,426         1.43100  01/24/96           206
Deutsche Marks..........................        37,700         1.43958  01/24/96          (189)
Deutsche Marks..........................       181,519         1.43680  01/24/96          (561)
Deutsche Marks..........................       123,834         1.44173  02/29/96        (1,065)
Deutsche Marks..........................       258,862         1.44460  02/29/96        (2,736)
French Francs...........................       208,864         4.96960  03/04/96        (3,612)
French Francs...........................       169,344         5.01220  03/04/96        (4,346)
French Francs...........................       733,072         4.96700  03/04/96       (12,315)
French Francs...........................       339,959         4.97820  03/13/96        (6,505)
Irish Punts.............................       248,102         0.62393  01/29/96           324
Italian Lira............................       238,604     1,628.90001  01/26/96        (5,625)
Italian Lira............................       219,648     1,637.27600  01/26/96        (6,275)
New Zealand Dollars.....................       228,250         1.54083  02/29/96        (1,100)
New Zealand Dollars.....................       244,554         1.54536  02/29/96        (1,891)
Portuguese Escudos......................       426,624       148.90000  02/21/96         3,195
Spanish Pesetas.........................        19,713       122.99997  02/07/96          (200)
Spanish Pesetas.........................       243,121       123.15000  02/07/96        (2,764)
Spanish Pesetas.........................       246,407       123.25500  02/07/96        (3,009)
Swedish Krona...........................       140,955         6.72850  01/05/96        (1,927)
Swedish Krona...........................       242,464         6.69158  01/05/96        (1,996)
Swedish Krona...........................       132,566         6.80770  01/05/96        (3,334)
Swedish Krona...........................       316,432         7.03330  01/05/96       (17,858)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $6,593,504)...................     6,655,554                                 (62,050)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 26.26%.

    Total Open Forward Foreign Currency Contracts, Net..........................   $   (92,350)
                                                                                  --------------
                                                                                  --------------

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 69

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                          Principal        Market        % of Net
Fixed Income Investments                                     Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (88.6%)
  Australia (4.1%)
    Australian Government:
      7% due 4/15/00 ......................................   AUD             400,000   $    290,304         2.4
      12% due 11/15/01  ...................................   AUD             225,000        198,963         1.7
  Austria (4.7%)
    Republic of Austria, 3.75% due 2/3/09 .................   JPY          57,000,000        565,858         4.7
  Canada (5.0%)
    Canadian Government, 8.75% due 12/1/05 ................   CAD             725,000        593,493         5.0
  Denmark (4.9%)
    Kingdom of Denmark, 9% due 11/15/00 ...................   DKK           2,900,000        581,202         4.9
  France (6.9%)
    French Treasury Bond (BTAN), 7% due 10/12/00 ..........   FRF           2,730,000        583,950         4.9
    French O.A.T., 6% due 10/25/25 ........................   FRF           1,400,000        237,724         2.0
  Germany (10.3%)
    Deutschland Republic, 6.25% due 1/4/24  ...............   DEM           1,890,000      1,229,706        10.3
  Italy (9.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 9/1/05 ....................................   ITL       1,480,000,000        928,945         7.8
      9.5% due 12/1/99 ....................................   ITL         415,000,000        255,785         2.1
  New Zealand (2.0%)
    New Zealand Government, 8% due 11/15/06 ...............   NZD             345,000        238,268         2.0
  South Africa (2.9%)
    Republic of South Africa, 12% due 2/28/05 .............   ZAR           1,420,000        346,441         2.9
  Spain (6.0%)
    Kingdom of Spain:
      10% due 2/28/05 .....................................   ESP          44,000,000        368,185         3.1
      12.25% due 3/25/00  .................................   ESP          37,900,000        343,335         2.9
  Sweden (8.0%)
    Swedish Government:
      13% due 6/15/01 .....................................   SEK           4,600,000        835,340         7.0
      10.25% due 5/5/03 ...................................   SEK             700,000        116,398         1.0
  United Kingdom (6.4%)
    United Kingdom Treasury, 8.5% due 12/7/05 .............   GBP             459,480        766,870         6.4
  United States (17.5%)
    United States Treasury Note, 7.875% due 11/15/04 ......   USD           1,811,000      2,096,799        17.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $10,283,450)  ............................................                               10,577,566
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 70

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                                                                          Principal        Market        % of Net
Fixed Income Investments                                     Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Supranational Bond (2.9%)
    International Bank of Reconstruction & Development,
     4.75% due 12/20/04 (cost $381,505)  ..................   JPY          32,000,000   $    352,403         2.9
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $10,664,955)  ........                               10,929,969        91.5
                                                                                        ------------       -----

                                                                          Principal        Market        % of Net
Short-Term Investments                                       Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Treasury Bills (2.0%)
  Mexico (2.0%)
      Mexican Cetes: ......................................   MXN                  --             --         2.0
      Effective yield 50.69%, due 2/22/96 .................   --            1,037,930        125,600          --
      Effective yield 38.32%, due 1/18/96 .................   --              850,000        108,428          --
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $250,619) ..............                                  234,028         2.0
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-----------------------------------------------------------                             ------------   -------------
  Dated December 29, 1995, with State Street Bank and
   Trust, Company, due January 2, 1996, for an effective
   yield of 5.55%, collateralized by $385,000 U.S. Treasury
   Notes, 6% due 8/31/97 (market value of collateral is
   $397,374, including accrued interest). (cost $389,180)
    .......................................................                                  389,180         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $11,304,754){j} ...................                               11,553,177        96.7
Other Assets and Liabilities ..............................                                  390,569         3.3
                                                                                        ------------       -----

Net Assets ................................................                             $ 11,943,746       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
          * Percentages indicated are based on net assets of $11,943,746. {j} For Federal income tax purposes, cost is $11,322,742 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     379,852
                 Unrealized depreciation:              (149,417)
                                                  -------------
                 Net unrealized appreciation:     $     230,435
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 71

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                    Unrealized
                                           Market Value     Contract    Delivery   Appreciation
Contracts to Buy:                         (U.S. Dollars)      Price       Date    (Depreciation)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................        91,792         1.35369  01/18/96   $       560
Australian Dollars......................        22,298         1.34409  01/18/96           (22)
British Pounds..........................        58,985         0.64331  01/16/96           (85)
British Pounds..........................        19,403         0.63788  01/16/96          (193)
British Pounds..........................        30,952         0.65104  02/21/96           232
Canadian Dollars........................       142,084         1.38171  02/20/96         1,678
Canadian Dollars........................        23,231         1.37765  02/20/96           207
Deutsche Marks..........................       150,102         1.44535  01/24/96         1,349
Deutsche Marks..........................       300,204         1.40712  01/24/96        (5,385)
Deutsche Marks..........................       209,445         1.38179  01/24/96        (7,665)
Deutsche Marks..........................       440,765         1.42920  02/29/96           (41)
French Francs...........................       126,898         4.93335  01/31/96         1,222
Italian Lira............................        37,855     1,629.00000  01/11/96         1,022
Italian Lira............................        28,391     1,601.02010  01/11/96           284
Italian Lira............................       116,718     1,610.69996  01/26/96         1,464
Japanese Yen............................       296,286       102.44000  03/01/96           503
Japanese Yen............................       231,617       100.07340  03/01/96        (5,075)
Japanese Yen............................       196,041       100.13000  03/18/96        (3,699)
Spanish Pesetas.........................       119,096       123.28000  02/07/96         1,478
Swedish Krona...........................       362,239         6.66278  01/05/96         1,429
Swedish Krona...........................       101,710         6.64000  01/05/96            54
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $3,116,795)                               3,106,112                                 (10,683)
                                          --------------                          --------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 26.01%

Contracts to Sell:
----------------------------------------
Australian Dollars......................       133,786         1.32675  01/18/96         1,883
Australian Dollars......................       228,180         1.35007  01/18/96          (785)
British Pounds..........................         3,104         0.63355  01/16/96            52
British Pounds..........................        26,388         0.65028  01/16/96          (245)
British Pounds..........................       131,546         0.64309  02/21/96           629
British Pounds..........................       239,878         0.64677  02/21/96          (224)
Canadian Dollars........................       245,352         1.35418  02/20/96         2,032
Canadian Dollars........................        36,620         1.36755  02/20/96           (58)
Danish Kroner...........................       221,603         5.48110  01/16/96         2,804
Danish Kroner...........................       120,062         5.50000  01/16/96         1,102
Deutsche Marks..........................       117,537         1.44173  02/29/96        (1,011)
Deutsche Marks..........................       244,869         1.44460  02/29/96        (2,588)
French Francs...........................       373,529         4.92000  01/31/96        (2,594)
French Francs...........................       208,767         4.97000  01/31/96        (3,536)
French Francs...........................        81,907         4.96700  03/04/96        (1,376)
French Francs...........................       158,716         4.97820  03/13/96        (3,037)
French Francs...........................       133,125         4.96540  03/18/96        (2,220)
Italian Lira............................       157,729     1,588.47000  01/11/96          (345)
Italian Lira............................        56,782     1,600.45012  01/11/96          (548)
Italian Lira............................        91,483     1,609.60005  01/11/96        (1,398)
Italian Lira............................        78,864     1,634.54994  01/11/96        (2,391)
Italian Lira............................        20,338     1,606.51975  01/26/96          (202)
Italian Lira............................       157,279     1,640.29199  01/26/96        (4,774)
Spanish Pesetas.........................       262,834       121.82250  02/07/96          (156)
Spanish Pesetas.........................        19,713       122.99997  02/07/96          (200)
Spanish Pesetas.........................       208,090       123.15000  02/07/96        (2,366)
Swedish Krona...........................        22,603         6.58100  01/05/96           190
Swedish Krona...........................        80,716         6.70930  01/05/96          (876)
Swedish Krona...........................       245,299         6.69158  01/05/96        (2,019)
Swedish Krona...........................       132,566         6.80770  01/05/96        (3,334)
Swedish Krona...........................       512,318         7.03330  01/05/96       (28,904)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $4,695,088)...................     4,751,583                                 (56,495)
                                          --------------                          --------------

THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 39.78%.
    Total Open Forward Foreign Currency Contracts, Net..........................   $   (67,178)
                                                                                  --------------
                                                                                  --------------

------------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SHORT FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                          Expiration                            Market
Description                                  Date      Par Value   Currency      Value
----------------------------------------  ----------   ---------   --------   -----------
U.S. 30-year Treasury Bond (face
 $237,625)..............................   03/20/96    200,000       USD      $   242,250

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 72

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (52.0%)
  United States (52.0%)
    United States Treasury Note:
      7.625% due 2/15/25  ...................................   USD           700,000   $    852,031        14.2
      5.75% due 10/31/00  ...................................   USD           600,000        609,000        10.2
    Tennessee Valley Authority Series A, 6.375% due
     6/15/05 ................................................   USD           600,000        623,438        10.4
    Sallie Mae, 7.5% due 3/8/00 .............................   USD           350,000        375,047         6.2
    Federal Home Loan Mortgage Corp., 7.125% due 7/21/99 ....   USD           350,000        368,320         6.1
    Federal National Mortgage Association:
      7.85% due 9/10/98 .....................................   USD           100,000        106,063         1.8
      6.80% due 1/10/03 .....................................   USD            90,000         95,330         1.6
      Financial Assistance Corp., 9.375% due 7/21/03 ........   USD            75,000         91,102         1.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $2,982,428) ................................................                              3,120,331
                                                                                        ------------
Supranational Bonds (9.4%)
  International Bank of Reconstruction & Development, 5.25%
   due 9/16/03 ..............................................   USD           350,000        339,780         5.7
  Asian Development Bank, 8% due 4/30/01 ....................   USD           200,000        220,747         3.7
                                                                                        ------------
Total Supranational Bonds (cost $516,093) ...................                                560,527
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $3,498,521) ............                              3,680,858        61.4
                                                                                        ------------       -----


                                                                           Principal       Market        % of Net
Short-Term Investments                                         Currency     Amount         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (16.5%)
  United States (16.5%)
    Federal Farm Credit Bank, effective yield 5.91% due
     3/22/96 (cost $987,738) ................................   USD         1,000,000        987,577        16.5
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $1,225,000 U.S. Treasury Notes,
   6.1% due 5/15/98 (market value of collateral is
   $1,258,600, including accrued interest). (cost $1,232,570)
    .........................................................                              1,232,570        20.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $5,718,829){j} ......................                              5,901,005        98.5
Other Assets and Liabilities ................................                                 91,440         1.5
                                                                                        ------------       -----

Net Assets ..................................................                           $  5,992,445       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
          * Percentages indicated are based on net assets of $5,992,445. {j} For Federal income tax purposes, cost is $5,719,892 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     184,001
                 Unrealized depreciation:                (2,888)
                                                  -------------
                 Net unrealized appreciation:     $     181,113
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 73

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (19.6%)
  Apasco S.A. ................................................   MEX           140,000   $   574,545         2.9
    CEMENT
  Cia de Minas Buenaventura "C" ..............................   PERU           67,768       439,019         2.2
    METALS-NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" .................   MEX            28,000       423,273         2.1
    PAPER/PACKAGING
  Companhia Siderurgica Nacional S.A. ........................   BRZL       17,650,000       363,281         1.8
    METALS-STEEL
  Cementos Argos S.A. ........................................   COL            58,700       355,578         1.8
    CEMENT
  Industrias Penoles S.A. "CP" ...............................   MEX            85,000       353,247         1.8
    METALS-NON-FERROUS
  Grupo Mexico S.A. "B"{.} ...................................   MEX            82,000       347,169         1.8
    METALS-NON-FERROUS
  Angel Estrada y Cia S.A.{.} ................................   ARG            93,000       339,416         1.7
    PAPER/PACKAGING
  Caemi Mineracao e Metalurgia S.A. Preferred ................   BRZL        7,390,000       296,604         1.5
    METALS-STEEL
  Grupo Industrial Durango, S.A. de C.V. "A" -- ADR{.} {l} ...   MEX            28,450       188,481         0.9
    FOREST PRODUCTS
  Grupo Simec, S.A. de C.V. -- ADR{.} {l} ....................   MEX            19,200       120,000         0.6
    METALS-STEEL
  Venezolana de Cementos, S.A.C.A. "A"  ......................   VENZ           60,000        73,816         0.4
    CEMENT
  Siderurgica Venezolana Sivensa (Sivensa) -- ADR{l} .........   VENZ           15,000        27,450         0.1
    METALS-STEEL
                                                                                         -----------
                                                                                           3,901,879
                                                                                         -----------
Services (16.0%)
  Telecomunicacoes Brasileiras S.A. (Telebras) -- ADR{l} .....   BRZL           12,000       568,500         2.9
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. B -- ADR{l} ...................   ARG            16,000       436,000         2.2
    TELEPHONE NETWORKS
  CPT Telefonica De Peru "B" .................................   PERU          193,649       416,766         2.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. -- GDR{.} {l} .................   MEX            18,000       405,000         2.0
    BROADCASTING & PUBLISHING
  Lojas Americanas S.A. Preferred{.} .........................   BRZL       16,600,000       389,503         2.0
    RETAILERS-OTHER
  Ceteco Holding N.V. ........................................   NETH           11,000       352,335         1.8
    RETAILERS-OTHER
  Santa Isabel S.A. -- ADR{.} {l} ............................   CHLE           14,100       338,400         1.7
    RETAILERS-FOOD
  Grupo Situr, S.A. de C.V. "B"{.}  ..........................   MEX           416,000       132,904         0.7
    LEISURE & TOURISM
  Grupo Marti S.A.{.} ........................................   MEX           218,000        75,875         0.4
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 74

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Gran Cadena de Almacenes Colombianos S.A.
   -- 144A ADR{.} {l} ........................................   COL             3,300   $    37,950         0.2
    RETAILERS-OTHER
                                                                                         -----------
                                                                                           3,153,233
                                                                                         -----------
Finance (15.0%)
  First Financial Caribbean Corp. ............................   US             33,000       618,750         3.1
    OTHER FINANCIAL
  Administradora de Fondos de Pensiones Provida S.A. --
   ADR{l} ....................................................   CHLE           21,200       585,650         3.0
    OTHER FINANCIAL
  Banco Bradesco S.A. Preferred ..............................   BRZL       58,781,950       514,198         2.6
    BANKS-MONEY CENTER
  Banco Ganadero S.A. -- ADR{l} ..............................   COL            33,400       434,200         2.2
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"{.} ......   MEX           240,000       402,701         2.0
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{l} ....................................................   PAN             7,700       358,050         1.8
    OTHER FINANCIAL
  Grupo Financiero Serlin S.A. -- ADR{.} {l} .................   MEX            16,500        55,689         0.3
    BANKS-MONEY CENTER
                                                                                         -----------
                                                                                           2,969,238
                                                                                         -----------
Consumer Non-Durables (12.5%)
  Companhia Tecidos Norte de Mina Preferred{.} ...............   BRZL        1,560,000       521,766         2.6
    TEXTILES & APPAREL
  Grupo Modelo S.A. "C"  .....................................   MEX            98,400       466,442         2.4
    BEVERAGES-ALCOHOLIC
  Companhia Cervejaria Brahma Preferred  .....................   BRZL          915,000       376,669         1.9
    BEVERAGES-ALCOHOLIC
  Bavaria ....................................................   COL           134,610       366,933         1.9
    BEVERAGES-ALCOHOLIC
  Panamerican Beverages, Inc. "A"{l} .........................   MEX            10,800       345,600         1.7
    BEVERAGES-NON ALCOHOLIC
  Industrias J B Duarte S.A. Preferred .......................   BRZL      215,600,000       155,315         0.8
    FOOD
  Cerveceria San Juan Common .................................   PERU          104,071        90,044         0.5
    BEVERAGES-ALCOHOLIC
  Ekco S.A. CP{.} ............................................   MEX           656,000        86,899         0.4
    HOUSEHOLD PRODUCTS
  Inversiones Aledo ..........................................   VENZ          472,885        62,851         0.3
    FOOD
                                                                                         -----------
                                                                                           2,472,519
                                                                                         -----------
Energy (9.1%)
  Enron Global Power & Pipelines L.L.C.  .....................   US             20,000       497,500         2.5
    ENERGY SOURCE
  Chilectra S.A. -- ADR{l} ...................................   CHLE            8,300       410,850         2.1
    ELECTRICAL & GAS UTILITIES
  YPF S.A. -- ADR{l}  ........................................   ARG            18,000       389,250         2.0
    OIL
  C.A. La Electricidad de Caracas  ...........................   VENZ          479,500       328,202         1.7
    ELECTRICAL & GAS UTILITIES
  Industrias Ventane  ........................................   VENZ          664,215       131,295         0.7
    GAS PRODUCTION & DISTRIBUTION

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 75

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Compania Boliviana de Energia Electrica{l} .................   BOL               700   $    23,275         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           1,780,372
                                                                                         -----------
Multi Industry/Miscellaneous (3.8%)
  Alfa, S.A. de C.V. .........................................   MEX            31,000       398,571         2.0
    CONGLOMERATE
  Grupo Sidek, S.A. de C.V. -- ADR{.} {l} ....................   MEX           157,300       353,925         1.8
    CONGLOMERATE
                                                                                         -----------
                                                                                             752,496
                                                                                         -----------
Consumer Durables (1.5%)
  Refrigeracao Parama S.A. Preferred .........................   BRZL      145,000,000       289,493         1.5
    APPLIANCES & HOUSEHOLD
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $16,180,920) ..................                            15,319,230        77.5
                                                                                         -----------       -----

                                                                 No. of
                                                                 Rights
                                                                --------
Rights (0.0%)
  Banco Bradesco S.A. Preferred Rights, expire 1/24/96 (cost
   $0){.} ....................................................   BRZL        1,374,440         2,263          --
                                                                                         -----------       -----
    BANKS-MONEY CENTER

                                                                            Principal
Short-Term Investments                                          Currency     Amount
--------------------------------------------------------------  --------   -----------
Treasury Bills (12.4%)
  Mexico (12.4%)
    Mexican Cetes: ...........................................   MXN                --            --        12.4
      Effective yield 25.91%, due 1/18/96 ....................   --         13,738,960     1,762,714          --
      Effective yield 61.61%, due 2/1/96 .....................   --          5,531,150       682,141          --
                                                                                         -----------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $3,137,118) ...............                             2,444,855        12.4
                                                                                         -----------       -----
Repurchase Agreement
--------------------------------------------------------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $1,705,000 U.S. Treasury Notes, 6%
   due 8/31/97 (market value of collateral is $1,759,800,
   including accrued interest). (cost $1,724,797) ............                             1,724,797         8.7
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $21,042,835){d}  .....................                                              98.6
Other Assets and Liabilities .................................                               279,701         1.4
                                                                                         -----------       -----

Net Assets ...................................................                           $19,770,846       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

----------------

          *  Percentages indicated are based on net assets of $19,770,846.
        {l}  U.S. currency denominated.
        {.}  Non-income producing security.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {d} For Federal income tax purposes, cost is $21,171,991 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,694,978
                 Unrealized depreciation:            (3,375,824)
                                                  -------------
                 Net unrealized depreciation:     $  (1,680,846)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 76

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                           Percentage of Net Assets
                                        ------------------------------
                                                  Short-Term
Country (Country Code/Currency Code)    Equity      & Other      Total
--------------------------------------  ------   -------------   -----
Argentina (ARG/ARS) ..................    5.9                      5.9
Bolivia (BOL/BOL) ....................    0.1                      0.1
Brazil (BRZL/BRL) ....................   17.6                     17.6
Chile (CHLE/CLP) .....................    6.8                      6.8
Colombia (COL/COP)  ..................    6.1                      6.1
Mexico (MEX/MXN) .....................   23.8        12.4         36.2
Netherlands (NETH/NLG) ...............    1.8                      1.8
Panama (PAN/PND) .....................    1.8                      1.8
Peru (PERU/PES) ......................    4.8                      4.8
United States (US/USD)  ..............    5.6        10.1         15.7
Venezuela (VENZ/VEB) .................    3.2                      3.2
                                        ------        ---        -----
Total   ..............................   77.5        22.5        100.0
                                        ------        ---        -----
                                        ------        ---        -----

----------------
 *   Percentages indicated are based on net assets of $19,770,846.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SHORT FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                    Expiration    No. of                  Market
Description                                            Date      Contracts   Currency     Value
--------------------------------------------------  ----------   ---------   --------   ----------
Brazilian Real Currency Futures, strike rate
 0.9782 (face $2,555,750).........................   01/31/96       25         USD      $2,553,500

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 77

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                           Country       Shares          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (22.9%)
  Swiss Bank Corp. -- Bearer ..............................   SWTZ              1,569   $    641,213         2.1
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ............................   AUSL             66,674        599,417         2.0
    BANKS-MONEY CENTER
  Union Bank of Switzerland -- Bearer .....................   SWTZ                477        517,353         1.7
    BANKS-MONEY CENTER
  CS Holding AG -- Registered .............................   SWTZ              4,625        474,539         1.5
    BANKS-MONEY CENTER
  Fortis Amev N.V. ........................................   NETH              5,920        397,352         1.3
    OTHER FINANCIAL
  AEGON N.V. ..............................................   NETH              7,640        338,686         1.1
    INSURANCE-LIFE
  First Tennessee National Corp. ..........................   US                5,400        326,700         1.1
    BANKS-REGIONAL
  Mercury Asset Management Group PLC ......................   UK               20,211        272,837         0.9
    INVESTMENT MANAGEMENT
  Internationale Nederlanden Groep N.V. ...................   NETH              3,995        267,397         0.9
    OTHER FINANCIAL
  Generale de Banque S.A. .................................   BEL                 754        267,271         0.9
    BANKS-MONEY CENTER
  American General Corp. ..................................   US                7,400        258,075         0.8
    INSURANCE-LIFE
  ABN AMRO Holding N.V. ...................................   NETH              5,398        246,375         0.8
    BANKS-REGIONAL
  National Westminster Bank PLC ...........................   UK               22,700        228,551         0.7
    BANKS-MONEY CENTER
  Bank of Montreal ........................................   CAN               8,000        181,645         0.6
    BANKS-REGIONAL
  General Accident PLC ....................................   UK               16,970        171,386         0.6
    INSURANCE-PROPERTY-CASUALTY
  Deutsche Bank AG  .......................................   GER               3,500        165,908         0.5
    BANKS-MONEY CENTER
  MAI PLC: ................................................   UK                   --             --         0.5
    OTHER FINANCIAL
    Common  ...............................................   --               22,500        106,195          --
    Convertible Preferred, 5.9% till 12/31/49  ............   --               31,196         54,822          --
  Sun Hung Kai Properties Ltd. ............................   HK               18,400        150,517         0.5
    REAL ESTATE
  Banco Popular Espanol S.A.  .............................   SPN                 710        130,991         0.4
    BANKS-MONEY CENTER
  Commercial Union PLC ....................................   UK               13,382        130,475         0.4
    INSURANCE-MULTI-LINE
  Dresdner Bank AG ........................................   GER               4,540        121,265         0.4
    BANKS-MONEY CENTER
  Henderson Investment Ltd. ...............................   HK              129,000        105,943         0.3
    REAL ESTATE
  M & G Group PLC .........................................   UK                5,000         97,733         0.3
    INVESTMENT MANAGEMENT
  Banco de Santander S.A. .................................   SPN               1,915         96,184         0.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 78

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                           Country       Shares          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Kredietbank N.V.  .......................................   BEL                 315   $     86,221         0.3
    BANKS-REGIONAL
  Amoy Properties Ltd. ....................................   HK               78,000         77,677         0.3
    REAL ESTATE
  Sparebanken NOR (Union Bank of Norway) ..................   NOR               3,000         77,540         0.2
    BANKS-REGIONAL
  Hopewell Holdings .......................................   HK              114,000         65,610         0.2
    REAL ESTATE
  Societe Generale Paris ..................................   FR                  475         58,774         0.2
    BANKS-MONEY CENTER
  Lloyds Abbey Life PLC ...................................   UK                7,000         48,905         0.2
    INSURANCE-LIFE
  Gerrard & National Holdings PLC .........................   UK                7,080         48,805         0.2
    SECURITIES BROKER
  UAP Compagnie ...........................................   FR                1,316         34,424         0.1
    INSURANCE-MULTI-LINE
  Sedgwick Group PLC ......................................   UK               17,000         31,936         0.1
    INSURANCE-MULTI-LINE
  Realty Development Corp., Ltd. "A" ......................   HK               10,000         31,557         0.1
    REAL ESTATE
  Commerzbank AG ..........................................   GER                 130         30,734         0.1
    BANKS-MONEY CENTER
  Henderson Land Development Co., Ltd .....................   HK                5,000         30,135         0.1
    REAL ESTATE
  Compagnie Financiere de Paribas S.A .....................   FR                  524         28,774         0.1
    OTHER FINANCIAL
  IKB Deutsche Industriebank AG ...........................   GER                 122         22,972         0.1
    BANKS-REGIONAL
                                                                                        ------------
                                                                                           7,022,894
                                                                                        ------------
Energy (10.8%)
  Elektrowatt AG  .........................................   SWTZ              1,910        699,366         2.3
    ELECTRICAL & GAS UTILITIES
  Electrabel S.A. .........................................   BEL               1,880        450,024         1.5
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. ...............................   NETH              2,678        374,879         1.2
    OIL
  Mobil Corp. .............................................   US                2,900        324,800         1.1
    OIL
  Exxon Corp. .............................................   US                4,000        320,500         1.0
    OIL
  Reunies Electrobel & Tractebel S.A.  ....................   BEL                 763        315,214         1.0
    ELECTRICAL & GAS UTILITIES
  Pacific Gas and Electric Co. ............................   US                9,550        270,981         0.9
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A.: ..........................   BEL                  --             --         0.5
    OIL
    Common  ...............................................   --                1,050        145,843          --
    VVPR ..................................................   --                   17          2,361          --
  Elf Aquitaine ...........................................   FR                1,920        141,678         0.5
    OIL
  Shell Transport & Trading Co., PLC ......................   UK                6,530         86,327         0.3
    OIL
  British Gas PLC .........................................   UK               21,000         82,813         0.3
    GAS PRODUCTION & DISTRIBUTION
  Union Electrica Fenosa S.A. .............................   SPN               5,000         30,103         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 79

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                           Country       Shares          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Iberdrola S.A. ..........................................   SPN               2,000   $     18,309         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           3,263,198
                                                                                        ------------
Materials/Basic Industry (7.6%)
  Broken Hill Proprietary Co., Ltd ........................   AUSL             40,241        568,080         1.9
    MISC. MATERIALS & COMMODITIES
  Solvay S.A. "A" .........................................   BEL                 751        406,015         1.3
    CHEMICALS
  Amcor Ltd.  .............................................   AUSL             56,200        396,686         1.3
    PAPER/PACKAGING
  Akzo Nobel N.V. .........................................   NETH              3,069        355,648         1.2
    CHEMICALS
  Monsanto Co. ............................................   US                2,900        355,250         1.2
    CHEMICALS
  RWE AG ..................................................   GER                 480        174,071         0.6
    MISC. MATERIALS & COMMODITIES
  BASF AG  ................................................   GER                 100         22,282         0.1
    CHEMICALS
                                                                                        ------------
                                                                                           2,278,032
                                                                                        ------------
Consumer Non-Durables (6.1%)
  Philip Morris Cos., Inc. ................................   US                3,700        334,850         1.1
    FOOD
  Avon Products, Inc. .....................................   US                4,000        301,500         1.0
    PERSONAL CARE/COSMETICS
  Universal Corp. .........................................   US               12,200        297,375         1.0
    TOBACCO
  Noble China{.} ..........................................   CAN              67,900        273,530         0.9
    BEVERAGES-ALCOHOLIC
  Brown-Forman Corp. "B" ..................................   US                6,200        226,300         0.7
    BEVERAGES-ALCOHOLIC
  Fleming Cos., Inc. ......................................   US                8,800        181,500         0.6
    FOOD
  Booker PLC ..............................................   UK               13,800         77,774         0.3
    FOOD
  Bass PLC  ...............................................   UK                6,600         73,624         0.2
    BEVERAGES-ALCOHOLIC
  Associated British Foods Group PLC ......................   UK                8,400         48,123         0.2
    FOOD
  Dairy Farm International Holdings Ltd.{l} ...............   HK               36,000         33,120         0.1
    FOOD
                                                                                        ------------
                                                                                           1,847,696
                                                                                        ------------
Services (6.0%)
  Telecom Corporation of New Zealand Ltd.  ................   NZ              109,160        470,825         1.5
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. ..................................   US                4,800        310,800         1.0
    BROADCASTING & PUBLISHING
  McGraw-Hill, Inc. .......................................   US                3,490        304,066         1.0
    BROADCASTING & PUBLISHING
  Royal PTT Nederland N.V. ................................   NETH              5,915        215,312         0.7
    TELEPHONE NETWORKS
  Tele Danmark AS "B" .....................................   DEN               2,570        140,282         0.5
    TELEPHONE NETWORKS
  THORN EMI PLC ...........................................   UK                5,500        129,494         0.4
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 80

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                           Country       Shares          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  British Telecommunications PLC ..........................   UK               19,546   $    107,425         0.3
    TELEPHONE NETWORKS
  Cathay Pacific Airways ..................................   HK               57,000         86,989         0.3
    TRANSPORTATION-AIRLINES
  Granada PLC, Convertible Preferred, 7.5% till 4/30/03 ...   UK               23,482         80,388         0.3
    LEISURE & TOURISM
                                                                                        ------------
                                                                                           1,845,581
                                                                                        ------------
Capital Goods (4.1%)
  General Electric PLC ....................................   UK               51,900        286,050         0.9
    AEROSPACE/DEFENSE
  Mannesmann AG ...........................................   GER                 770        245,247         0.8
    MACHINERY & ENGINEERING
  Siemens AG ..............................................   GER                 427        233,765         0.8
    TELECOM EQUIPMENT
  Lockheed Martin Corp ....................................   US                2,726        215,354         0.7
    AEROSPACE/DEFENSE
  Rolls-Royce PLC .........................................   UK               42,548        124,850         0.4
    AEROSPACE/DEFENSE
  BICC PLC ................................................   UK               17,200         73,703         0.2
    INDUSTRIAL COMPONENTS
  Thomson CSF S.A. ........................................   FR                3,275         73,075         0.2
    AEROSPACE/DEFENSE
  Trafalgar House PLC: ....................................   UK                   --             --         0.1
    MACHINERY & ENGINEERING
    Convertible Preferred, 6% due 1/31/49 .................   --               44,800         38,234          --
    Common  ...............................................   --                4,800          2,068          --
                                                                                        ------------
                                                                                           1,292,346
                                                                                        ------------
Health Care (2.8%)
  Bristol Myers Squibb Co. ................................   US                6,000        515,250         1.7
    PHARMACEUTICALS
  Bayer AG  ...............................................   GER               1,250        329,957         1.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             845,207
                                                                                        ------------
Multi Industry/Miscellaneous (1.8%)
  VEBA AG .................................................   GER               5,400        229,347         0.7
    CONGLOMERATE
  Pacific Dunlop Ltd  .....................................   AUSL             85,000        198,938         0.6
    MULTI-INDUSTRY
  Hutchison Whampoa .......................................   HK               24,000        146,197         0.5
    CONGLOMERATE
                                                                                        ------------
                                                                                             574,482
                                                                                        ------------
Consumer Durables (1.1%)
  GKN PLC .................................................   UK               28,600        345,900         1.1
                                                                                        ------------
    AUTO PARTS
Technology (0.4%)
  Alcatel Alsthom Compagnie Generale d'Electricite  .......   FR                1,290        111,389         0.4
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $16,627,956) ...............                               19,426,725        63.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 81

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                          Principal        Market        % of Net
Fixed Income Investment                                      Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (30.4%)
  Canada (0.7%)
      Canadian Government, 8.75% due 12/1/05 ..............   CAD             250,000   $    204,653         0.7
  Denmark (1.1%)
      Kingdom of Denmark, 8% due 3/15/06 ..................   DKK           1,700,000        322,881         1.1
  Germany (7.9%)
    Deutschland Republic:
      6.75% due 4/22/03 ...................................   DEM           1,500,000      1,106,772         3.6
      6.25% due 1/4/24 ....................................   DEM           1,070,000        696,183         2.3
    Treuhandanstalt, 6.375% due 7/1/99 ....................   DEM             500,000        369,586         1.2
    Bundesschatzanweisungen, 6.875% due 12/2/98 ...........   DEM             350,000        261,371         0.8
  Italy (2.8%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 8/1/04  ....................................   ITL       1,100,000,000        613,328         2.0
      10.5% due 4/15/98 ...................................   ITL         370,000,000        235,096         0.8
  New Zealand (1.3%)
    New Zealand Government, 8% due 4/15/04 ................   NZD             600,000        410,505         1.3
  Spain (1.3%)
    Kingdom of Spain, 8% due 5/30/04 ......................   ESP          55,000,000        411,241         1.3
  Sweden (2.3%)
    Swedish Government, 6% due 2/9/05  ....................   SEK           5,500,000        704,164         2.3
  United Kingdom (4.4%)
    United Kingdom Treasury:
      6% due 8/10/99 ......................................   GBP             375,000        569,654         1.9
      6.75% due 11/26/04  .................................   GBP              70,000        104,060         0.3
      Conversion, 9.5% due 4/18/05 ........................   GBP             375,000        660,624         2.2
  United States (8.6%)
    United States Treasury Note:
      7.25% due 5/15/04 ...................................   USD           1,060,000      1,176,600         3.8
      7.5% due 2/15/05 ....................................   USD             250,000        283,438         0.9
      6.5% due 8/15/05 ....................................   USD             105,000        111,727         0.4
    United States Treasury Bond:
      6.25% due 8/15/23 ...................................   USD             645,000        660,521         2.2
      6.875% due 8/15/25  .................................   USD             350,000        392,875         1.3
                                                                                        ------------
TOTAL GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (cost
 $8,508,745) ..............................................                                9,295,279
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 82

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                          Principal        Market        % of Net
Fixed Income Investment                                      Currency      Amount          Value          Assets
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (4.3%)
  Germany (1.9%)
    Siemens Capital Corp., 8% due 6/24/02{/\} .............   USD             180,000   $    244,800         0.8
    Commerzbank AG, Convertible Bond, 8.4% due
     12/31/00+ ............................................   DEM             187,000        193,664         0.6
    Deutsche Bank AG, 9% due 12/31/02{/\} .................   DEM             175,000        143,403         0.5
    IKB Deutsche Industriebank, 6.45% due 3/31/06 .........   DEM               1,500          1,014          --
  United Kingdom (2.4%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ..............................................   GBP             167,000        333,170         1.1
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 ..............................................   GBP             140,000        245,397         0.8
    Elf Enterprises Finance PLC, 8.75% due 6/27/06 ........   GBP              65,000        100,346         0.3
    Reckitt & Colman Capital, Convertible Bond, 9.5% due
     3/31/05 ..............................................   GBP              22,000         55,504         0.2
                                                                                        ------------
Total Corporate Bonds (cost $1,265,830) ...................                                1,317,298
                                                                                        ------------       -----

Total Fixed Income Investments (cost $9,774,575) ..........                               10,612,577        34.7
                                                                                        ------------       -----
                                                              No. of       Market         % of Net
                          Country                            Warrants       Value          Assets
-----------------------------------------------------------  --------   -------------   ------------
Warrants (0.0%)
  Henderson Investment Warrants, expire 3/31/96
   (cost $0){.}  ..........................................   HK                9,400            145          --
                                                                                        ------------       -----
      INVESTMENT MANAGEMENT

Repurchase Agreement
-----------------------------------------------------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $190,000 U.S. Treasury Notes,
   6% due 8/31/97 (market value of collateral is $196,107,
   including accrued interest). (cost $191,089)  ..........                                  191,089         0.6
                                                                                        ------------       -----

Total Investments (cost $26,593,620){d} ...................                               30,230,536        98.9
Other Assets and Liabilities ..............................                                  334,865         1.1
                                                                                        ------------       -----

Net Assets ................................................                             $ 30,565,401       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $30,565,401.
        {.}  Non-income producing security.
        {l}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
       {/\} Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {d} For Federal income tax purposes, cost is $26,605,056 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,234,758
                 Unrealized depreciation:              (609,278)
                                                  -------------
                 Net unrealized appreciation:     $   3,625,480
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 83

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                Percentage of Net Assets *
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country (Country Code/Currency Code)    Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    5.8                                   5.8
Belgium (BEL/BEF)  ...................    5.5                                   5.5
Canada (CAN/CAD) .....................    1.5         0.7                       2.2
Denmark (DEN/DKK) ....................    0.5         1.1                       1.6
France (FR/FRF) ......................    1.5                                   1.5
Germany (GER/DEM) ....................    5.2         9.8                      15.0
Hong Kong (HK/HKD) ...................    2.4                                   2.4
Italy (ITLY/ITL) .....................                2.8                       2.8
Netherlands (NETH/NLG) ...............    7.2                                   7.2
New Zealand (NZ/NZD) .................    1.5         1.3                       2.8
Norway (NOR/NOK) .....................    0.2                                   0.2
Spain (SPN/ESP) ......................    0.9         1.3                       2.2
Sweden (SWDN/SEK) ....................                2.3                       2.3
Switzerland (SWTZ/CHF) ...............    7.6                                   7.6
United Kingdom (UK/GBP) ..............    8.9         6.8                      15.7
United States (US/USD) ...............   14.9         8.6            1.7       25.2
                                        ------        ---            ---      -----
Total  ...............................   63.6        34.7            1.7      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
 *   Percentages indicated are based on net assets of $30,565,401.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                            Unrealized
                                                     Market Value    Contract   Delivery   Appreciation
Contracts to Sell:                                  (U.S. Dollars)    Price       Date    (Depreciation)
--------------------------------------------------  --------------   --------   --------  --------------
Deutsche Marks....................................    1,504,197       1.42738   02/29/96     $ 2,059
French Francs.....................................       40,939       4.91125   02/06/96        (216)
French Francs.....................................      179,584       4.88280   02/16/96          67
Netherland Guilders...............................      644,995       1.58000   02/15/96       6,904
Swiss Francs......................................      462,477       1.12168   02/20/96      10,029
                                                    --------------                        --------------
  Total Contracts to Sell (Receivable amount
   $2,851,035)....................................    2,832,192                               18,843
                                                    --------------                        --------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 9.27%.

    Total Open Forward Foreign Currency Contracts, Net..................................     $18,843
                                                                                          --------------
                                                                                          --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 84

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (51.0%)
  Call-Net Enterprises, Inc. "B"{.}  ........................   CAN           233,000   $  2,133,228         4.2
    TELEPHONE-LONG DISTANCE
  Tele Danmark AS -- ADR{l} .................................   DEN            72,500      2,002,813         3.9
    TELEPHONE NETWORKS
  Tel-Save Holdings, Inc.{.} ................................   US            125,000      1,734,375         3.4
    TELEPHONE-LONG DISTANCE
  WinStar Communications, Inc.{.} ...........................   US            100,000      1,712,500         3.4
    WIRELESS COMMUNICATIONS
  Telefonica de Espana -- ADR{l} ............................   SPN            40,000      1,675,000         3.3
    TELEPHONE NETWORKS
  IntelCom Group, Inc.{.} ...................................   US            125,000      1,546,875         3.0
    TELEPHONE-REGIONAL/LOCAL
  Stet Di Risp ..............................................   ITLY          757,000      1,545,522         3.0
    TELEPHONE NETWORKS
  DDI Corp. .................................................   JPN               187      1,449,612         2.9
    WIRELESS COMMUNICATIONS
  Centennial Cellular Corp. "A"{.} ..........................   US             71,500      1,224,438         2.4
    WIRELESS COMMUNICATIONS
  Vodafone Group PLC -- ADR{l} ..............................   UK             30,000      1,057,500         2.1
    WIRELESS COMMUNICATIONS
  SPT Telecom{.}  ...........................................   CZCH           11,000      1,039,721         2.0
    TELEPHONE NETWORKS
  WorldCom, Inc.{.} .........................................   US             28,144        992,076         2.0
    TELEPHONE-LONG DISTANCE
  Telecomunicacoes Brasileiras S.A. (Telebras) -- ADR{l}  ...   BRZL           20,876        989,001         2.0
    TELEPHONE NETWORKS
  Royal PTT Nederland N.V. ..................................   NETH           22,343        813,310         1.6
    TELEPHONE NETWORKS
  United International Holdings, Inc. "A"{.} ................   US             55,000        811,250         1.6
    CABLE TELEVISION
  Century Telephone Enterprises, Inc. .......................   US             25,500        809,625         1.6
    TELEPHONE-REGIONAL/LOCAL
  CellStar Corp.{.} .........................................   US             30,000        780,000         1.5
    WHOLESALE & INTERNATIONAL TRADE
  Telephone and Data Systems, Inc. ..........................   US             19,200        758,400         1.5
    WIRELESS COMMUNICATIONS
  PT Indonesia Satellite (Indosat) -- ADR{l} ................   INDO           20,000        730,000         1.4
    TELEPHONE-LONG DISTANCE
  Philippine Long Distance Telephone Co. -- ADR{l} ..........   PHIL           10,000        541,250         1.1
    TELEPHONE-LONG DISTANCE
  Brightpoint, Inc.{.} ......................................   US             25,000        353,125         0.7
    WHOLESALE & INTERNATIONAL TRADE
  Pakistan Telecommunications Co., Ltd. -- 144A GDR{::} {.}
   {l} ......................................................   PAK             3,300        280,500         0.6
    TELEPHONE NETWORKS
  Total Access Communication Public Co., Ltd. -- 144A{::} {.}
   {l}  .....................................................   THAI           39,600        257,400         0.5
    WIRELESS COMMUNICATIONS
  Gilat Satellite Networks Ltd.{.} ..........................   US             10,000        252,500         0.5
    TELECOM-OTHER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 85

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Grupo Iusacell, S.A. de C.V. "D" -- ADR{.} {l} ............   MEX            22,000   $    176,000         0.3
    WIRELESS COMMUNICATIONS
  Matav (Hungarian Telecommunications Co., Ltd.)[.] {.} .....   HGRY            1,000        150,095         0.3
    TELEPHONE NETWORKS
  Wireless One, Inc.{.} .....................................   US              5,000         82,500         0.2
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                          25,898,616
                                                                                        ------------
Capital Goods (28.5%)
  DSC Communications Corp.{.} ...............................   US             66,100      2,437,438         4.8
    TELECOM EQUIPMENT
  Mannesmann AG .............................................   GER             6,740      2,146,703         4.2
    MACHINERY & ENGINEERING
  Spectrian Corp.{.} ........................................   US             80,000      1,780,000         3.5
    TELECOM EQUIPMENT
  Nokia AB Preferred -- ADR{l} ..............................   FIN            37,000      1,438,375         2.8
    TELECOM EQUIPMENT
  Dialogic Corp.{.} .........................................   US             35,000      1,347,500         2.7
    TELECOM EQUIPMENT
  Pairgain Technologies, Inc.{.} ............................   US             20,000      1,095,000         2.2
    TELECOM EQUIPMENT
  Glenayre Technologies, Inc.{.} ............................   US             16,000        996,000         2.0
    TELECOM EQUIPMENT
  BroadBand Technologies, Inc.{.} ...........................   US             50,000        812,500         1.6
    TELECOM EQUIPMENT
  Benefon Oy{.} .............................................   FIN            25,000        621,218         1.2
    TELECOM EQUIPMENT
  Microwave Power Devices, Inc.{.} ..........................   US             50,000        556,250         1.1
    TELECOM EQUIPMENT
  Allgon AB "B" Free ........................................   SWDN           33,000        457,470         0.9
    TELECOM EQUIPMENT
  PCS Wireless, Inc.{.} .....................................   CAN           200,000        257,819         0.5
    TELECOM EQUIPMENT
  Unitech Industries, Inc.[.] {.} ...........................   US            100,000        215,625         0.4
    TELECOM EQUIPMENT
  Champion Technology Holdings ..............................   HK          1,889,849        197,980         0.4
    TELECOM EQUIPMENT
  Cincinnati Microwave, Inc.{.} .............................   US             25,000        112,500         0.2
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          14,472,378
                                                                                        ------------
Technology (6.8%)
  DSP Communications, Inc.{.} ...............................   US             50,000      2,181,250         4.3
    TELECOM TECHNOLOGY
  Cisco Systems, Inc.{.} ....................................   US             17,000      1,268,625         2.5
    NETWORKING
                                                                                        ------------
                                                                                           3,449,875
                                                                                        ------------
Consumer Durables (2.2%)
  Three-Five Systems, Inc.{.}  ..............................   US             61,800      1,042,875         2.1
    CONSUMER ELECTRONICS
  Audiovox Corp. "A"{.} .....................................   US              6,000         32,625         0.1
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                           1,075,500
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 86

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (1.4%)
  PT Bakrie and Brothers ....................................   INDO          400,000   $    726,795         1.4
                                                                                        ------------
    BUILDING MATERIALS & COMPONENTS
Consumer Non-Durables (0.0%)
  Bavaria ...................................................   COL             3,000          8,178          --
    BEVERAGES-ALCOHOLIC
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $41,446,599) .................                             45,631,342        89.9
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $4,250,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $4,366,571, including accrued interest). (cost $4,278,978)
    .........................................................                              4,278,978         8.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $45,725,577){d} .....................                             49,910,320        98.3
Other Assets and Liabilities ................................                                867,755         1.7
                                                                                        ------------       -----

Net Assets ..................................................                           $ 50,778,075       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          * Percentages indicated are based on net assets of $50,778,075. {.} Non-income producing security.
        {l}  U.S. currency denominated.
        [.] Restricted securities. At December 31, 1995, the fund owned the following restricted securities constituting 0.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted securities is as follows:

                                                                               Fair Value
                                          Acquisition           Acquisition   Per Share at
                                             Date      Shares      Cost         12/31/95
                                          -----------  -------  -----------   ------------
Unitech Industries, Inc.................   08/24/95    100,000  $ 1,200,000     $  2.16
Matav...................................   07/20/94      1,000  $   247,819     $150.10

       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {d} For Federal income tax purposes, cost is $45,757,682 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   8,704,830
                 Unrealized depreciation:            (4,552,192)
                                                  -------------
                 Net unrealized appreciation:     $   4,152,638
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 87

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Brazil (BRZL/BRL) ....................    2.0                   2.0
Canada (CAN/CAD) .....................    4.7                   4.7
Czech Republic (CZCH/SK) .............    2.0                   2.0
Denmark (DEN/DKK) ....................    3.9                   3.9
Finland (FIN/FIM) ....................    4.0                   4.0
Germany (GER/DEM) ....................    4.2                   4.2
Hong Kong (HK/HKD) ...................    0.4                   0.4
Hungary (HGRY/HUF) ...................    0.3                   0.3
Indonesia (INDO/IDR) .................    2.8                   2.8
Italy (ITLY/ITL) .....................    3.0                   3.0
Japan (JPN/JPY) ......................    2.9                   2.9
Mexico (MEX/MXN) .....................    0.3                   0.3
Netherlands (NETH/NLG) ...............    1.6                   1.6
Pakistan (PAK/PKR)  ..................    0.6                   0.6
Philippines (PHIL/PHP) ...............    1.1                   1.1
Spain (SPN/ESP) ......................    3.3                   3.3
Sweden (SWDN/SEK) ....................    0.9                   0.9
Thailand (THAI/THB) ..................    0.5                   0.5
United Kingdom (UK/GBP) ..............    2.1                   2.1
United States (US/USD) ...............   49.3       10.1       59.4
                                        ------       ---      -----
Total  ...............................   89.9       10.1      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
 *   Percentages indicated are based on net assets of $50,778,075.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                           Market Value                               Unrealized
                                                                               (U.S.                      Delivery   Appreciation
Contracts to Sell:                                                           Dollars)     Contract Price    Date     (Depreciation)
                                                                           -------------  --------------  ---------  -------------
Deutsche Marks...........................................................        97,741          1.37500   01/24/96    $   4,077
Deutsche Marks...........................................................       979,477          1.42738   02/29/96        1,341
Italian Lira.............................................................       882,124      1,613.30000   02/16/96       (9,726)
Japanese Yen.............................................................       106,281        101.50000   02/09/96        1,108
Japanese Yen.............................................................       275,154         99.00000   02/14/96        9,694
Japanese Yen.............................................................       121,966         98.95800   02/14/96        4,351
Japanese Yen.............................................................       146,655         99.80000   02/29/96        3,646
Netherland Guilders......................................................       375,725          1.58068   02/15/96        3,858
Netherland Guilders......................................................       250,484          1.58000   02/15/96        2,681
                                                                           -------------                             -------------
    Total Contracts to Sell (Receivable amount $3,256,637)...............     3,235,607                                $  21,030
                                                                           -------------                             -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 6.37%

    Total Open Forward Foreign Currency Contracts, Net...................                                              $  21,030
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 88

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (22.8%)
  Administradora de Fondos de Pensiones Provida S.A. --
   ADR{l} ...................................................   CHLE           18,800   $    519,350         5.8
    OTHER FINANCIAL
  Peregrine Investment Holdings Ltd. ........................   HK            305,000        394,465         4.4
    INVESTMENT MANAGEMENT
  First Financial Caribbean Corp. ...........................   US             19,500        365,625         4.1
    OTHER FINANCIAL
  Banco de Colombia -- 144A GDR{::} {l} .....................   COL            44,800        224,000         2.5
    BANKS-MONEY CENTER
  PT Lippo Securities -- Foreign ............................   INDO          616,500        215,937         2.4
    SECURITIES BROKER
  Robinson's Land Corp. "B"{.} ..............................   PHIL        1,400,000        197,634         2.2
    REAL ESTATE
  House of Investments, Inc. ................................   PHIL          606,000        129,477         1.4
    OTHER FINANCIAL
                                                                                        ------------
                                                                                           2,046,488
                                                                                        ------------
Multi Industry/Miscellaneous (20.3%)
  BHI Corp.{l} ..............................................   BLZ            19,000        299,250         3.3
    CONGLOMERATE
  Jardine Matheson Holding Ltd.{l} ..........................   HK             39,400        269,890         3.0
    CONGLOMERATE
  Corticeira Amorim, S.A. ...................................   PORT           22,650        261,626         2.9
    MISCELLANEOUS
  John Keells Holdings Ltd. -- ADR{l} .......................   LUX            48,400        217,800         2.4
    CONGLOMERATE
  Malbak Ltd. ...............................................   SAFR           25,000        173,206         1.9
    CONGLOMERATE
  Harvard Investment Co. Growth Fund ........................   CZCH            4,833        121,455         1.4
    COUNTRY FUNDS
  Mahindra & Mahindra Ltd. -- GDR{.} {l} ....................   IND             8,000        102,960         1.1
    MISCELLANEOUS
  Pakistan Investment Fund, Inc. ............................   US             19,000         99,750         1.1
    COUNTRY FUNDS
  Aboitiz Equity Ventures, Inc.{.} ..........................   PHIL          500,000         95,383         1.1
    CONGLOMERATE
  Grasim Industries Ltd. -- 144A GDR Tranche 2{::} {.}
   {l} ......................................................   IND             4,000         78,000         0.9
    MISCELLANEOUS
  Harvardsky Dividendovy Investment Fund ....................   CZCH            2,500         57,293         0.6
    COUNTRY FUNDS
  Czeske Energeticke Zavody (CEZ AS){.} .....................   CZCH            1,500         54,237         0.6
    MISCELLANEOUS
                                                                                        ------------
                                                                                           1,830,850
                                                                                        ------------
Consumer Non-Durables (12.5%)
  Noble China{.} ............................................   CAN            91,800        369,809         4.1
    BEVERAGES-ALCOHOLIC
  Mantex -- ADR{l} ..........................................   VENZ           50,000        225,000         2.5
    TEXTILES & APPAREL

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 89

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Amway Asia Pacific Ltd.{l} ................................   HK              6,300   $    224,438         2.5
    HOUSEHOLD PRODUCTS
  South African Breweries Ltd. ..............................   SAFR            5,000        183,153         2.0
    BEVERAGES-ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL          300,000        123,498         1.4
    BEVERAGES-ALCOHOLIC
                                                                                        ------------
                                                                                           1,125,898
                                                                                        ------------
Services (11.1%)
  Ceteco Holding N.V.  ......................................   NETH            9,000        288,274         3.2
    RETAILERS-OTHER
  Dickson Concepts International Ltd. .......................   HK            250,000        232,799         2.6
    WHOLESALE & INTERNATIONAL TRADE
  Pakistan Telecommunications Co., Ltd. -- 144AGDR{::} {.}
   {l} ......................................................   PAK             2,300        195,500         2.2
    TELEPHONE NETWORKS
  Wah Kwong Shipping Holdings Ltd. ..........................   HK            134,500        193,087         2.2
    TRANSPORTATION-SHIPPING
  SPT Telecom{.}  ...........................................   CZCH              900         85,068         0.9
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                             994,728
                                                                                        ------------
Materials/Basic Industry (6.0%)
  Siderurgica Venezolana Sivensa (Sivensa) -- ADR{l} ........   VENZ          156,000        285,480         3.2
    METALS-STEEL
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ............   SAFR          150,000        134,998         1.5
    METALS-STEEL
  Venezolana de Pulpa Y Papel -- 144A GDR{::} {l} ...........   VENZ           56,000        112,000         1.2
    FOREST PRODUCTS
  Indo Gulf Fertilizer & Chemical -- GDR{l} .................   IND             7,500          9,000         0.1
    CHEMICALS
                                                                                        ------------
                                                                                             541,478
                                                                                        ------------
Health Care (5.8%)
  PT Darya Varia Laboratoria ................................   INDO          286,000        519,658         5.8
                                                                                        ------------
    PHARMACEUTICALS
Energy (4.2%)
  Compania Boliviana de Energia Electrica{l} ................   BOL            10,800        359,100         4.0
    ELECTRICAL & GAS UTILITIES
  Czech Power Co. -- GDR{.} {l} .............................   CZCH              500         17,750         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                             376,850
                                                                                        ------------
Consumer Durables (4.1%)
  Singer Co. N.V.{l} ........................................   HK              9,300        259,238         2.9
    APPLIANCES & HOUSEHOLD
  Tata Engineering and Locomotive Co. Ltd. -- GDR{l} ........   IND             8,000        105,040         1.2
    AUTOMOBILES
                                                                                        ------------
                                                                                             364,278
                                                                                        ------------
Capital Goods (1.3%)
  Hindalco Industries Ltd. -- 144A GDR{::} {.} {l} ..........   IND             3,500        116,375         1.3
    INDUSTRIAL COMPONENTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $7,723,035)  .................                              7,916,603        88.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 90

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $1,020,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $1,047,977, including accrued interest. (cost $1,027,475)
    .........................................................                           $  1,027,475        11.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $8,750,510) .........................                              8,944,078        99.6
Other Assets and Liabilities ................................                                 38,683         0.4
                                                                                        ------------       -----

Net Assets ..................................................                           $  8,982,761       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $8,982,761.
        {l}  U.S. currency denominated.
        {.}  Non-income producing security.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {d} For Federal income tax purposes, cost is $8,764,187 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     729,513
                 Unrealized depreciation:              (549,622)
                                                  -------------
                 Net unrealized appreciation      $     179,891
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                           Percentage of Net Assets
                                        ------------------------------
                                                  Short-Term
Country (Country Code/Currency Code)    Equity      & Other      Total
--------------------------------------  ------   -------------   -----
Belize (BLZ/BZD) .....................    3.3                      3.3
Bolivia (BOL/BOL) ....................    4.0                      4.0
Brazil (BRZL/BRL) ....................    1.4                      1.4
Canada (CAN/CAD) .....................    4.1                      4.1
Chile (CHLE/CLP) .....................    5.8                      5.8
Colombia (COL/COP) ...................    2.5                      2.5
Czech Republic (CZCH/CSK)  ...........    3.7                      3.7
Hong Kong (HK/HKD) ...................   17.6                     17.6
India (IND/INR) ......................    4.6                      4.6
Indonesia (INDO/IDR) .................    8.2                      8.2
Luxembourg (LUX/LUF) .................    2.4                      2.4
Netherlands (NETH/NLG) ...............    3.2                      3.2
Pakistan (PAK/PKR)  ..................    2.2                      2.2
Philippines (PHIL/PHP) ...............    4.7                      4.7
Portugal (PORT/PTE)  .................    2.9                      2.9
South Africa (SAFR/ZAR) ..............    5.4                      5.4
United States (US/USD) ...............    5.2        11.9         17.1
Venezuela (VENZ/VEB) .................    6.9                      6.9
                                        ------        ---        -----
Total  ...............................   88.1        11.9        100.0
                                        ------        ---        -----
                                        ------        ---        -----

----------------
 *   Percentages indicated are based on net assets of $8,982,761.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 91

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (21.8%)
  Korea Electric Power Corp. -- ADR{l} ......................   KOR             1,800   $     48,150         3.0
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{l} ................   BOL             1,200         39,900         2.5
    ELECTRICAL & GAS UTILITIES
  Capex S.A. ................................................   ARG             5,000         36,496         2.3
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI             260         35,738         2.2
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electridad S.A. -- ADR{l} .............   SPN               600         34,350         2.2
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) --ADR{.}
   {l} ......................................................   BRZL            1,489         32,572         2.1
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US              1,300         32,338         2.0
    ELECTRICAL & GAS UTILITIES
  Consolidated Electric Power Asia Ltd. .....................   HK             14,000         25,440         1.6
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. .............................................   ITLY            5,000         21,438         1.4
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. -- ADR{l} ..................................   CHLE              700         17,500         1.1
    ELECTRICAL & GAS UTILITIES
  MetroGas S.A. -- ADR{l} ...................................   ARG             1,500         14,625         0.9
    ELECTRICAL & GAS UTILITIES
  AES China Generating Co., Ltd. "A"{.} .....................   US              1,000          8,000         0.5
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                             346,547
                                                                                        ------------
Capital Goods (18.6%)
  Nokia AB Preferred -- ADR{l} ..............................   FIN             1,300         50,536         3.2
    TELECOM EQUIPMENT
  Mannesmann AG .............................................   GER               140         44,590         2.8
    MACHINERY & ENGINEERING
  ASEA AB "B" Free ..........................................   SWDN              400         38,936         2.4
    ELECTRICAL PLANT/EQUIPMENT
  Caterpillar, Inc. .........................................   US                600         35,250         2.2
    MACHINERY & ENGINEERING
  Fluor Corp.  ..............................................   US                500         33,000         2.1
    CONSTRUCTION
  Allgon AB "B" Free  .......................................   SWDN            2,000         27,725         1.7
    TELECOM EQUIPMENT
  DSC Communications Corp.{.} ...............................   US                600         22,125         1.4
    TELECOM EQUIPMENT
  United Engineers Ltd. .....................................   MAL             3,000         19,140         1.2
    CONSTRUCTION
  E.R.G. Ltd. ...............................................   AUSL           11,121         13,303         0.8
    ELECTRICAL PLANT/EQUIPMENT
  BroadBand Technologies, Inc.{.} ...........................   US                500          8,125         0.5
    TELECOM EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 92

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  C & P Homes, Inc.{.}  .....................................   PHIL            5,300   $      3,893         0.3
    CONSTRUCTION
                                                                                        ------------
                                                                                             296,623
                                                                                        ------------
Services (18.2%)
  ABC Rail Products Corp.{.}  ...............................   US              2,100         46,463         2.9
    TRANSPORTATION-ROAD & RAIL
  Vodafone Group PLC -- ADR{l} ..............................   UK              1,200         42,300         2.7
    WIRELESS COMMUNICATIONS
  DDI Corp. .................................................   JPN                 5         38,760         2.4
    WIRELESS COMMUNICATIONS
  Telefonica de Espana -- ADR{l} ............................   SPN               800         33,500         2.1
    TELEPHONE NETWORKS
  SPT Telecom{.} ............................................   CZCH              350         33,082         2.1
    TELEPHONE NETWORKS
  PT Indonesia Satellite (Indosat) -- ADR{l} ................   INDO              900         32,850         2.1
    TELEPHONE-LONG DISTANCE,
  Stet Di Risp ..............................................   ITLY            8,700         17,762         1.1
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co. -- ADR{l} ..........   PHIL              300         16,238         1.0
    TELEPHONE NETWORKS
  Canadian National Railway Co.{.} {l} ......................   CAN             1,000         15,000         0.9
    TRANSPORTATION-ROAD & RAIL
  Pakistan Telecommunications Co., Ltd. -- 144AGDR{::} {.}
   {l} ......................................................   PAK               100          8,500         0.5
    TELEPHONE NETWORKS
  International Container Terminal Services (ICTS){.} .......   PHIL            9,025          4,735         0.3
    TRANSPORTATION-SHIPPING
  PST Vans, Inc.{.} .........................................   US                300          1,388         0.1
    TRANSPORTATION-ROAD & RAIL
                                                                                        ------------
                                                                                             290,578
                                                                                        ------------
Materials/Basic Industry (12.0%)
La Cementos Nacional, C.A. -- 144A GDR{::} {l} ..............   ECDR              220         37,400         2.4
    CEMENT
  Giant Cement Holding, Inc.{.}  ............................   US              3,000         34,500         2.2
    CEMENT
  Siam Cement Co., Ltd. -- Foreign ..........................   THAI              500         27,720         1.7
    CEMENT
  Lone Star Industries, Inc. ................................   US              1,100         27,500         1.7
    CEMENT
  PT Bakrie and Brothers ....................................   INDO           10,000         18,170         1.1
    BUILDING MATERIALS & COMPONENTS
  Northwest Pipe Co.{.} .....................................   US              1,500         16,477         1.0
    METALS-STEEL
  Hylsamex, S.A. de C.V. -- 144A ADR{::} {.} {l} ............   MEX               700         14,875         0.9
    METALS-STEEL
  PT Semen Cibinong -- Foreign ..............................   INDO            5,000         12,478         0.8
    CEMENT
  Grupo Simec, S.A. de C.V. -- ADR{.} {l} ...................   MEX               500          3,125         0.2
    METALS-STEEL
                                                                                        ------------
                                                                                             192,245
                                                                                        ------------
Technology (4.4%)
  DSP Communications, Inc.{.} ...............................   US              1,600         69,800         4.4
                                                                                        ------------
    TELECOM TECHNOLOGY

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 93

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi Industry/Miscellaneous (2.3%)
  General Electric Co. ......................................   US                500   $     36,000         2.3
                                                                                        ------------
    CONGLOMERATE
Consumer Durables (1.8%)
  Three-Five Systems, Inc.{.} ...............................   US              1,700         28,688         1.8
    CONSUMER ELECTRONICS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $1,248,231) ..................                              1,260,481        79.1
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $290,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $297,954, including accrued interest). (cost $292,135)
    .........................................................                                292,135        18.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $1,540,366){d}  .....................                              1,552,616        97.4
Other Assets and Liabilities ................................                                 41,602         2.6
                                                                                        ------------       -----

Net Assets ..................................................                           $  1,594,218       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $1,594,218.
        {.}  Non-income producing security.
        {l}  U.S. currency denominated.
       {::} Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {d} For Federal income tax purposes, cost is $1,542,802 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      90,647
                 Unrealized depreciation:               (80,833)
                                                  -------------
                 Net unrealized appreciation:     $       9,814
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 94

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    3.0                   3.0
Australia (AUSL/AUD) .................    0.8                   0.8
Austria (ASTRI/ATS) ..................    2.2                   2.2
Bolivia (BOL/BOL) ....................    2.5                   2.5
Brazil (BRZL/BRL) ....................    2.1                   2.1
Canada (CAN/CAD) .....................    0.9                   0.9
Chile (CHLE/CLP) .....................    1.1                   1.1
Czech Republic (CZCH/CSK) ............    2.1                   2.1
Ecuador (ECDR/ECS) ...................    2.4                   2.4
Finland (FIN/FIM) ....................    3.2                   3.2
Germany (GER/DEM) ....................    2.8                   2.8
Hong Kong (HK/HKD) ...................    1.6                   1.6
Indonesia (INDO/IDR) .................    4.0                   4.0
Italy (ITLY/ITL) .....................    2.5                   2.5
Japan (JPN/JPY)  .....................    2.4                   2.4
Korea (KOR/KRW) ......................    3.0                   3.0
Malaysia (MAL/MYR) ...................    1.2                   1.2
Mexico (MEX/MXN) .....................    1.1                   1.1
Pakistan (PAK/PKR) ...................    0.5                   0.5
Philippines (PHIL/PHP) ...............    1.6                   1.6
Spain (SPN/ESP) ......................    4.3                   4.3
Sweden (SWDN/SEK) ....................    4.1                   4.1
Thailand (THAI/THB) ..................    1.7                   1.7
United Kingdom (UK/GBP)  .............    2.7                   2.7
United States (US/USD)  ..............   25.1       20.9       46.0
                                        ------       ---      -----
Total   ..............................   79.1       20.9      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
 *   Percentages indicated are based on net assets of $1,594,218.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 95

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (41.6%)
  Diamond Fields Resources, Inc.{.} .........................   CAN             3,200   $     60,353         4.4
    METALS-NON-FERROUS
  PT Tambang Timah: .........................................   INDO               --             --         3.8
    METALS-NON-FERROUS
    144A GDR{::} {.} {l} ....................................   --              3,300         40,095          --
    Reg. S GDR{.} [.] {l} ...................................   --              1,000         12,150          --
  Cabot Corp. ...............................................   US                800         43,100         3.2
    CHEMICALS
  UCAR International, Inc.{.} ...............................   US              1,200         40,500         3.0
    METALS-NON-FERROUS
  SGL Carbon AG{.} ..........................................   GER               500         38,706         2.8
    METALS-NON-FERROUS
  Cytec Industries{.} .......................................   US                600         37,425         2.7
    CHEMICALS
  Anglovaal Ltd.: ...........................................   SAFR               --             --         2.7
    MISC. MATERIALS & COMMODITIES
    "N" .....................................................   --                600         24,365          --
    Common  .................................................   --                300         12,841          --
  Cameco Corp. ..............................................   CAN             1,000         37,171         2.7
    METALS-NON-FERROUS
  Agrium, Inc. ..............................................   CAN             2,400         36,036         2.6
    CHEMICALS
  USG Corp.{.} ..............................................   US              1,200         36,000         2.6
    BUILDING MATERIALS & COMPONENTS
  Potash Corporation of Saskatchewan, Inc.{l}  ..............   CAN               500         35,438         2.6
    METALS-NON-FERROUS
  Mississippi Chemical Corp. ................................   US              1,500         34,875         2.6
    CHEMICALS
  Ashanti Goldfields Co., Ltd. -- GDR{l} ....................   SAFR            1,500         30,375         2.2
    GOLD
  J&L Specialty Steel, Inc.  ................................   US              1,100         20,625         1.5
    METALS-STEEL
  Acacia Resources Ltd.{.} ..................................   AUSL            8,000         14,384         1.1
    GOLD
  Asia Pulp & Paper Co., Ltd. -- ADR{.} {l} .................   INDO            1,400         11,375         0.8
    FOREST PRODUCTS
  Delta Gold Ltd.{.} ........................................   AUSL            1,700          4,118         0.3
    GOLD
                                                                                        ------------
                                                                                             569,932
                                                                                        ------------
Energy (32.1%)
  Input/Output, Inc.{.} .....................................   US                900         51,975         3.8
    ENERGY EQUIPMENT & SERVICES
  Chesapeake Energy Corp.{.} ................................   US              1,500         49,875         3.7
    ENERGY SOURCES
  Seagull Energy Corp.{.} ...................................   US              1,900         42,275         3.1
    ENERGY SOURCES
  Total Compagnie Francaise des Petroles S.A. -- ADR{l} .....   FR              1,114         37,876         2.8
    OIL

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 96

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Reading & Bates Corp.{.} ..................................   US              2,500   $     37,500         2.8
    ENERGY EQUIPMENT & SERVICES
  Saga Petroleum AS "A" .....................................   NOR             2,800         37,402         2.7
    OIL
  Sonat Offshore Drilling Co. ...............................   US                800         35,800         2.6
    ENERGY EQUIPMENT & SERVICES,
  Alberta Energy Co., Ltd. ..................................   CAN             2,200         35,249         2.6
    ENERGY SOURCES
  Mobil Corp. ...............................................   US                300         33,600         2.5
    OIL
  Anadarko Petroleum Corp. ..................................   US                600         32,475         2.4
    OIL
  British Petroleum Co., PLC -- ADR{l} ......................   UK                250         25,531         1.9
    OIL
  Norsk Hydro AS -- ADR{l} ..................................   NOR               300         12,563         0.9
    OIL
  Ente Nazionale Idrocarburi (ENI) S.p.A. -- ADR{.} {l} .....   ITLY              100          3,425         0.3
    OIL
                                                                                        ------------
                                                                                             435,546
                                                                                        ------------
Capital Goods (7.8%)
  Harnischfeger Industries, Inc.  ...........................   US              1,400         46,550         3.4
    MACHINERY & ENGINEERING
  Rauma Oy -- ADR{.} {l} ....................................   FIN             1,900         35,863         2.6
    MACHINERY & ENGINEERING
  Valmet Corp. "A" ..........................................   FIN             1,000         24,848         1.8
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                             107,261
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $1,051,696)  .................                              1,112,739        81.5
                                                                                        ------------       -----

Repurchase Agreement
-------------------------------------------------------------
  Dated December 29, 1995, with State Street Bank and Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $195,000 U.S. Treasury Notes,
   8.125% due 5/15/96 (market value of collateral is
   $200,349, included accrued interest). (cost $192,089)  ...                                192,089        14.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $1,243,785){d} ......................                              1,304,828        95.6
Other Assets and Liabilities ................................                                 60,119         4.4
                                                                                        ------------       -----

Net Assets ..................................................                           $  1,364,947       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $1,364,947.
        {l}  U.S. currency denominated.
        {.}  Non-Income producing security.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
        [.] Restricted security -- At December 31, 1995, the Fund owned the following restricted security constituting 0.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                     Fair Value
                                                                      Per Share
                                Acquisition             Acquisition      at
                                  Date       Shares        Cost       12/31/95
                                ---------  -----------  -----------  -----------
PT Tambang Timah -- Reg S.....  11/24/95        1,000    $  11,700    $   12.15

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 97

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

    {d} For Federal income tax purposes, cost is $1,244,847 and appreciation
        (depreciation) is as follows:

                 Unrealized appreciation:         $      79,779
                 Unrealized depreciation:               (19,798)
                                                  -------------
                 Net unrealized appreciation:     $      59,981
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    1.4                   1.4
Canada (CAN/CAD) .....................   14.9                  14.9
Finland (FIN/FIM) ....................    4.4                   4.4
France (FR/FRF) ......................    2.8                   2.8
Germany (GER/DEM) ....................    2.8                   2.8
Indonesia (INDO/IDR) .................    4.6                   4.6
Italy (ITLY/ITL) .....................    0.3                   0.3
Norway (NOR/NOK) .....................    3.6                   3.6
South Africa (SAFR/ZAR) ..............    4.9                   4.9
United Kingdom (UK/GBP) ..............    1.9                   1.9
United States (US/USD) ...............   39.9       18.5       58.4
                                        ------       ---      -----
Total  ...............................   81.5       18.5      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
 *   Percentages indicated are based on net assets of $1,364,947.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 98

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                                          Shares         Value          Assets
-------------------------------------------------------------             -----------   ------------   -------------
Technology (32.1%)
  Integrated Device Technology, Inc.{.} .....................                  91,500   $  1,178,059         3.1
    SEMICONDUCTORS
  LAM Research Corp.{.} .....................................                  24,500      1,120,875         3.0
    SEMICONDUCTORS
  Applied Materials, Inc.{.} ................................                  28,400      1,118,250         3.0
    SEMICONDUCTORS
  National Semiconductor Corp.{.} ...........................                  48,000      1,068,000         2.8
    SEMICONDUCTORS
  Komag, Inc.{.} ............................................                  22,300      1,028,588         2.7
    COMPUTERS & PERIPHERALS
  Read-Rite Corporation{.} ..................................                  42,200        981,150         2.6
    COMPUTERS & PERIPHERALS
  Micron Technology, Inc. ...................................                  24,400        966,850         2.6
    SEMICONDUCTORS
  BMC Software Inc.{.}  .....................................                  17,600        752,400         2.0
    SOFTWARE
  Seagate Technology{.} .....................................                  15,700        745,750         2.0
    COMPUTERS & PERIPHERALS
  Cirrus Logic, Inc.{.} .....................................                  37,100        732,725         1.9
    SEMICONDUCTORS
  Compuware Corporation .....................................                  27,200        503,200         1.3
    SOFTWARE
  Dallas Semiconductor Corp.{.}  ............................                  23,700        491,775         1.3
    SEMICONDUCTORS
  Excalibur Technologies Corp.{.} ...........................                  13,000        474,500         1.3
    SOFTWARE
  Conner Peripherals, Inc.{.} ...............................                  14,700        308,700         0.8
    COMPUTERS & PERIPHERALS
  Western Digital Corp.{.} ..................................                  16,500        294,938         0.8
    COMPUTERS & PERIPHERALS
  Quantum Corp.{.} ..........................................                  12,200        196,725         0.5
    COMPUTERS & PERIPHERALS
  MEMC Electronic Materials, Inc.{.} ........................                   4,600        150,075         0.4
    SEMICONDUCTORS
                                                                                        ------------
                                                                                          12,112,560
                                                                                        ------------
Services (15.4%)
  Michaels Stores, Inc.  ....................................                  85,800      1,179,750         3.1
    RETAILERS-OTHER
  AnnTaylor Stores, Inc.{.} .................................                  86,100        882,525         2.3
    RETAILERS-APPAREL
  Sports Authority, Inc.{.} .................................                  40,500        825,188         2.2
    LEISURE & TOURISM
  United Video Satellite Group, Inc. "A"{.} .................                  26,300        710,100         1.9
    CABLE TELEVISION
  Kelly Services, Inc. "A" ..................................                  22,800        632,700         1.7
    CONSUMER SERVICES
  Younkers, Inc.{.} .........................................                  24,600        624,225         1.7
    RETAILERS-APPAREL

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 99

                        GT GLOBAL VARIABLE AMERICA FUND

                                                                                           Market        % of Net
Equity Investments                                                          Shares         Value          Assets
-------------------------------------------------------------             -----------   ------------   -------------
Services (Continued)
  Proffitt's, Inc.{.} .......................................                  12,900   $    338,625         0.9
    RETAILERS-OTHER
  Rio Hotel and Casino, Inc.{.} .............................                  21,800        258,875         0.7
    LEISURE & TOURISM
  Friedman's Inc. "A"{.} ....................................                  12,500        240,625         0.6
    RETAILERS-OTHER
  Buckle Inc.{.} ............................................                   5,800        102,950         0.3
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                           5,795,563
                                                                                        ------------
Finance (13.6%)
  RFS Hotel Investors, Inc. .................................                  53,200        817,950         2.2
    REAL ESTATE INVESTMENT TRUST
  H&R Block, Inc. ...........................................                  18,500        749,250         2.0
    CONSUMER FINANCE
  KeyCorp ...................................................                  20,500        743,125         2.0
    BANKS-REGIONAL
  Equity Inns Inc. ..........................................                  62,100        714,150         1.9
    REAL ESTATE INVESTMENT TRUST
  Leader Financial Corp. ....................................                  17,600        657,800         1.7
    SAVINGS & LOANS
  Signet Banking Corp. ......................................                  25,200        598,500         1.6
    BANKS-REGIONAL
  ADVANTA Corp. "B" .........................................                  11,700        425,588         1.1
    CONSUMER FINANCE
  Mid-America Apartment Communities, Inc. ...................                   9,100        225,225         0.6
    REAL ESTATE
  Trans Financial, Inc. .....................................                  10,100        180,538         0.5
    BANKS-REGIONAL
                                                                                        ------------
                                                                                           5,112,126
                                                                                        ------------
Health Care (6.2%)
  Coventry Corp.{.} .........................................                  56,800      1,171,500         3.1
    HEALTH CARE SERVICES
  Health Systems International, Inc. "A"{.} .................                  24,700        793,488         2.1
    HEALTH CARE SERVICES
  Abaxis, Inc.{.} ...........................................                  39,400        275,800         0.7
    MEDICAL TECHNOLOGY & SUPPLIES
  GranCare, Inc.{.} .........................................                   8,400        121,800         0.3
    HEALTH CARE SERVICES
                                                                                        ------------
                                                                                           2,362,588
                                                                                        ------------
Consumer Non-Durables (3.7%)
  V F Corporation ...........................................                  11,900        627,725         1.7
    TEXTILES & APPAREL
  Haggar Corp. ..............................................                  29,500        531,000         1.4
    TEXTILES & APPAREL
  Varsity Spirit Corp. ......................................                  14,850        207,900         0.6
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                           1,366,625
                                                                                        ------------
Consumer Durables (3.4%)
  Eaton Corp. ...............................................                  16,000        858,000         2.3
    AUTO PARTS
  Syratech Corp.{.} .........................................                  12,900        259,612         0.7
    APPLIANCES & HOUSEHOLD

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 100

                        GT GLOBAL VARIABLE AMERICA FUND

                                                                                           Market        % of Net
Equity Investments                                                          Shares         Value          Assets
-------------------------------------------------------------             -----------   ------------   -------------
Consumer Durables (Continued)
  Lifetime Hoan Corp.{.} ....................................                  15,730   $    145,503         0.4
    APPLIANCES & HOUSEHOLD
                                                                                        ------------
                                                                                           1,263,115
                                                                                        ------------
Materials/Basic Industry (1.5%)
  Georgia Gulf Corp. ........................................                  18,200        559,650         1.5
    CHEMICALS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $27,993,546) .................                             28,572,227        75.9
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value          Assets
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with Merrill Lynch, due January 2,
   1996, for an effective yield of 5.60%, collateralized by
   $7,030,000 U.S. Treasury Notes, due 10/31/97 (market value of collateral is $7,150,092, including accrued interest).
   (cost $7,003,267)  .......................................                              7,003,267        18.6
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $4,240,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $4,356,296, including accrued interest). (cost $4,267,973)
    .........................................................                              4,267,973        11.3
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS .................................                             11,271,240        29.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $39,264,786){d} .....................                             39,843,467       105.8
Other Assets and Liabilities ................................                             (2,200,489)       (5.8)
                                                                                        ------------       -----

Net Assets ..................................................                           $ 37,642,978       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          * Percentages indicated are based on net assets of $37,642,978. {.} Non-income producing security.
        {d} For Federal income tax purposes, cost is $39,464,665 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,887,352
                 Unrealized depreciation:            (2,508,550)
                                                  -------------
                 Net unrealized appreciation:     $     378,802
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 101

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (36.2%)
  HSBC Holdings PLC .........................................   HK             80,000   $  1,210,551         5.3
    BANKS-MONEY CENTER
  New World Development Co., Ltd. ...........................   HK            246,000      1,072,193         4.7
    REAL ESTATE
  Straits Steamship Land Ltd.  ..............................   SING          220,000        743,706         3.2
    REAL ESTATE
  Henderson Land Development Co., Ltd. ......................   HK            100,000        602,690         2.6
    REAL ESTATE
  National Australia Bank Ltd. ..............................   AUSL           60,200        541,214         2.3
    BANKS-MONEY CENTER
  Westpac Banking Corp., Ltd.: ..............................   AUSL               --             --         2.2
    BANKS-REGIONAL
    Common  .................................................   --            110,000        487,109          --
    Convertible Preferred, 6.5% till 6/30/98 ................   --              2,800         15,915          --
  Thai Farmers Bank, Ltd. -- Foreign ........................   THAI           45,000        453,932         2.0
    BANKS-REGIONAL
  United Overseas Bank Ltd. -- Foreign ......................   SING           46,000        442,433         1.9
    BANKS-MONEY CENTER
  Henderson Investment Ltd. .................................   HK            500,000        410,631         1.8
    REAL ESTATE
  Ayala Land, Inc. "B" ......................................   PHIL          312,500        381,534         1.7
    REAL ESTATE
  Development Bank of Singapore -- Foreign ..................   SING           30,000        373,409         1.6
    BANKS-MONEY CENTER
  Bangkok Bank Co., Ltd. -- Foreign  ........................   THAI           30,000        364,575         1.6
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC -- Foreign .......................   THAI           25,000        329,627         1.4
    BANKS-MONEY CENTER
  DCB Holdings Bhd. .........................................   MAL            75,000        218,573         0.9
    BANKS-REGIONAL
  PT Lippo Bank -- Foreign ..................................   INDO          120,000        185,201         0.8
    BANKS-MONEY CENTER
  Siam City Bank Ltd. -- Foreign  ...........................   THAI          140,000        161,239         0.7
    BANKS-REGIONAL
  Hang Seng Bank ............................................   HK             16,030        143,569         0.6
    BANKS-MONEY CENTER
  Bank of East Asia, Ltd. ...................................   HK             38,161        136,959         0.6
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. ...............................   HK             10,000         60,916         0.3
    REAL ESTATE
                                                                                        ------------
                                                                                           8,335,976
                                                                                        ------------
Services (20.0%)
  China Hong Kong Photo Products Holdings, Ltd. .............   HK          2,000,000      1,131,661         4.9
    WHOLESALE & INTERNATIONAL TRADE
  Guangnan Holdings .........................................   HK          2,300,000        751,099         3.3
    WHOLESALE & INTERNATIONAL TRADE
  Waterfront Philippines, Inc.{.} ...........................   PHIL        4,000,000        686,761         3.0
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 102

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Goldlion Holdings Ltd. ....................................   HK            630,000   $    460,360         2.0
    RETAILERS-APPAREL
  Telecom Corporation of New Zealand Ltd.  ..................   NZ            100,000        431,316         1.9
    TELEPHONE NETWORKS
  Cathay Pacific Airways ....................................   HK            250,000        381,531         1.7
    TRANSPORTATION-AIRLINES
  News Corp., Ltd. ..........................................   AUSL               --             --         1.3
    BROADCASTING & PUBLISHING
    Common  .................................................   --             40,269        214,824          --
    Preferred  ..............................................   --             20,164         94,236          --
  International Container Terminal Services (ICTS){.} .......   PHIL          437,500        229,516         1.0
    TRANSPORTATION-SHIPPING
  AAPC Ltd. .................................................   AUSL          235,500        127,732         0.6
    LEISURE & TOURISM
  Philippine Long Distance Telephone Co. -- ADR{l} ..........   PHIL            1,500         81,188         0.3
    TELEPHONE-LONG DISTANCE
                                                                                        ------------
                                                                                           4,590,224
                                                                                        ------------
Multi Industry/Miscellaneous (11.0%)
  Hutchison Whampoa .........................................   HK            250,000      1,522,892         6.6
    CONGLOMERATE
  Swire Pacific Ltd. "A" ....................................   HK             50,000        387,998         1.7
    MULTI-INDUSTRY
  Citic Pacific Ltd. ........................................   HK            100,000        342,085         1.5
    CONGLOMERATE
  Korea Fund, Inc.{l} .......................................   KOR            12,672        278,784         1.2
    COUNTRY FUNDS
                                                                                        ------------
                                                                                           2,531,759
                                                                                        ------------
Materials/Basic Industry (9.2%)
  PT Semen Gresik -- Foreign ................................   INDO          214,000        599,650         2.6
    CEMENT
  Western Mining Corporation Holdings Ltd. ..................   AUSL           66,000        423,687         1.8
    METALS-NON-FERROUS
  Carter Holt Harvey Ltd.  ..................................   NZ            150,000        323,487         1.4
    FOREST PRODUCTS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           20,865        294,550         1.3
    MISC. MATERIALS & COMMODITIES
  Siam Cement Co., Ltd. -- Foreign ..........................   THAI            5,000        277,204         1.2
    CEMENT
  Royal Ceramic Industry -- Foreign{.} ......................   THAI          100,000        156,871         0.7
    BUILDING MATERIALS & COMPONENTS
  PT Ekadharma Tape Industries ..............................   INDO           66,000         40,455         0.2
    CHEMICALS
                                                                                        ------------
                                                                                           2,115,904
                                                                                        ------------
Consumer Durables (8.1%)
  Gadek (Malaysia) Bhd. .....................................   MAL           150,000        767,958         3.3
    AUTOMOBILES
  Samsung Electronics Co. ...................................   KOR                --             --         2.3
    CONSUMER ELECTRONICS
    GDR{.} {l} ..............................................   --              7,000        409,500          --
    New-GDR Non-voting{.} {l}  ..............................   --              1,385         81,023          --
    New-144A GDR{::} {.} {l} ................................   --                432         41,472          --
    GDR 1/2 Voting{.} {l} ...................................   --                110         10,560          --
    New-GDR{.} {l} ..........................................   --                 84          8,064          --
  Leading Spirit Holding Co. ................................   HK          1,650,000        453,473         2.0
    APPLIANCES & HOUSEHOLD

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 103

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Hyundai Motor Co. -- 144A GDR{::} {.} {l} .................   KOR             8,000   $    116,000         0.5
    AUTOMOBILES
                                                                                        ------------
                                                                                           1,888,050
                                                                                        ------------
Capital Goods (2.2%)
  E.R.G. Ltd.  ..............................................   AUSL          323,529        387,014         1.7
    ELECTRICAL PLANT/EQUIPMENT
  International Engineering PLC -- Foreign ..................   THAI           24,000        122,955         0.5
    TELECOM EQUIPMENT
  United Engineers Ltd., Convertible Unsecured Loan Stock, 4%
   expires 5/22/99 ..........................................   MAL            21,000         11,744          --
    CONSTRUCTION
  United Engineers Ltd.  ....................................   MAL               300          1,914          --
    CONSTRUCTION
                                                                                        ------------
                                                                                             523,627
                                                                                        ------------
Energy (2.1%)
  Oil Search Ltd. ...........................................   AUSL          560,000        482,651         2.1
                                                                                        ------------
    OIL
Consumer Non-Durables (1.0%)
  China Foods Holdings Ltd.{.} ..............................   HK          1,322,000        220,561         1.0
    FOOD
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $19,787,950) .................                             20,688,752        89.8
                                                                                        ------------       -----

                                                                No. of
                                                               Warrants
                                                               --------
Warrants (0.3%)
  Development & Commercial Bank Warrants,
   expire12/28/99{.} ........................................   MAL            37,500         37,216         0.2
    BANKS-MONEY CENTER
  Guangnan Holdings Warrants, expire 12/31/96{.} ............   HK            230,000         23,500         0.1
    WHOLESALE & INTERNATIONAL TRADE
  Leading Spirit Holding Co. Warrants, expire 12/31/97{.} ...   HK            150,000             --          --
    APPLIANCES & HOUSEHOLD
                                                                                        ------------       -----

TOTAL WARRANTS (cost $20,964)  ..............................                                 60,716         0.3
                                                                                        ------------       -----

Repurchase Agreement
-------------------------------------------------------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $1,940,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $1,993,211, including accrued interest). (cost $1,950,902)
    .........................................................                              1,950,902         8.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $21,759,816){d} .....................                             22,700,370        98.6
Other Assets and Liabilities ................................                                324,414         1.4
                                                                                        ------------       -----

Net Assets ..................................................                           $ 23,024,784       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $23,024,784.
        {l}  U.S. currency denominated.
        {.}  Non-income producing security.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 104

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

        {d} For Federal income tax purposes, cost is $21,759,816 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,286,637
                 Unrealized depreciation:            (1,346,083)
                                                  -------------
                 Net unrealized appreciation:     $     940,554
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                Percentage of Net Assets *
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country (Country Code/Currency Code)    Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   13.3                                  13.3
Hong Kong (HK/HKD) ...................   40.6         0.1                      40.7
Indonesia (INDO/IDR) .................    3.6                                   3.6
Korea (KOR/KRW) ......................    4.0                                   4.0
Malaysia (MAL/MYR) ...................    4.2         0.2                       4.4
New Zealand (NZ/NZD) .................    3.3                                   3.3
Philippines (PHIL/PHP) ...............    6.0                                   6.0
Singapore (SING/SGD) .................    6.7                                   6.7
Thailand (THAI/THB) ..................    8.1                                   8.1
United States (US/USD) ...............                               9.9        9.9
                                                       --             --
                                        ------                                -----
Total  ...............................   89.8         0.3            9.9      100.0
                                                       --             --
                                                       --             --
                                        ------                                -----
                                        ------                                -----

----------------
 *   Percentages indicated are based on net assets of $23,024,784.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 105

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (23.3%)
  Canal Plus .................................................   FR              2,700   $   506,926         3.2
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ...............................   ITLY          221,000       389,016         2.5
    TELEPHONE NETWORKS
  Wolters Kluwer CVA  ........................................   NETH            4,065       385,282         2.5
    BROADCASTING & PUBLISHING
  Vodafone Group PLC .........................................   UK            100,740       361,294         2.3
    WIRELESS COMMUNICATIONS
  Elsevier N.V.  .............................................   NETH           24,000       320,679         2.1
    BROADCASTING & PUBLISHING
  Reuters Holdings PLC .......................................   UK             33,000       302,026         1.9
    BROADCASTING & PUBLISHING
  British Airport Authority PLC ..............................   UK             40,000       301,195         1.9
    TRANSPORTATION-AIRLINES
  EMAP PLC ...................................................   UK             36,200       300,683         1.9
    BROADCASTING & PUBLISHING
  National Express Group PLC  ................................   UK             52,000       291,445         1.9
    TRANSPORTATION-ROAD & RAIL
  Granada Group PLC ..........................................   UK             25,502       255,376         1.6
    LEISURE & TOURISM
  Tesco PLC ..................................................   UK             52,100       240,238         1.5
    RETAILERS-FOOD
                                                                                         -----------
                                                                                           3,654,160
                                                                                         -----------
Consumer Non-Durables (18.6%)
  De Rigo S.p.A. -- ADR{l} ...................................   ITLY           40,000       910,000         5.8
    TEXTILES & APPAREL
  Gucci Group -- NY Registered Shares{l} .....................   ITLY           13,600       528,700         3.4
    TEXTILES & APPAREL
  Industrie Natuzzi S.p.A. -- ADR{l} .........................   ITLY            9,850       446,944         2.9
    HOUSEHOLD PRODUCTS
  Polygram ...................................................   NETH            7,000       372,378         2.4
    RECREATION
  Adidas AG{.}  ..............................................   GER             6,715       355,442         2.3
    TEXTILES & APPAREL
  B.A.T. Industries PLC  .....................................   UK             18,470       162,734         1.0
    TOBACCO
  Nutricia Vereenigde Bedrijven N.V. .........................   NETH            1,560       126,429         0.8
    FOOD
                                                                                         -----------
                                                                                           2,902,627
                                                                                         -----------
Finance (10.8%)
  Cetelem Group ..............................................   FR              2,550       479,282         3.1
    CONSUMER FINANCE
  M & G Group PLC ............................................   UK             17,000       332,293         2.1
    INVESTMENT MANAGEMENT
  Invesco PLC  ...............................................   UK             74,000       291,244         1.9
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 106

                         GT GLOBAL VARIABLE EUROPE FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  National Westminster Bank PLC ..............................   UK             21,336   $   214,818         1.4
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC .......................................   UK             40,560       208,436         1.3
    BANKS-REGIONAL
  Fokus Banken AS{.} .........................................   NOR            23,600       127,778         0.8
    BANKS-MONEY CENTER
  UNI Storebrand AS "A"{.} ...................................   NOR             5,300        29,324         0.2
    INSURANCE-MULTI-LINE
                                                                                         -----------
                                                                                           1,683,175
                                                                                         -----------
Health Care (10.1%)
  Ciba-Geigy AG -- Registered ................................   SWTZ              716       630,577         4.0
    PHARMACEUTICALS
  Amersham International PLC .................................   UK             35,000       481,990         3.1
    PHARMACEUTICALS
  SmithKline Beecham PLC "A" .................................   UK             30,928       340,923         2.2
    PHARMACEUTICALS
  Bayer AG ...................................................   GER               450       118,784         0.8
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,572,274
                                                                                         -----------
Technology (9.3%)
  Austria Mikro Systeme International AG  ....................   ASTRI           3,132       508,220         3.3
    SEMICONDUCTORS
  Nera AS ....................................................   NOR            12,460       405,761         2.6
    TELECOM TECHNOLOGY
  Group Axime{.} .............................................   FR              4,440       342,342         2.2
    COMPUTERS & PERIPHERALS
  Benefon Oy{.} ..............................................   FIN             7,745       192,453         1.2
    TELECOM TECHNOLOGY
                                                                                         -----------
                                                                                           1,448,776
                                                                                         -----------
Capital Goods (8.9%)
  Olivetti Group{.}  .........................................   ITLY          488,000       395,326         2.5
    OFFICE EQUIPMENT
  Mannesmann AG ..............................................   GER             1,003       319,457         2.0
    MACHINERY & ENGINEERING
  Nokia AB "A" ...............................................   FIN             7,400       286,036         1.8
    TELECOM EQUIPMENT
  SGS-Thomson Microelectronics N.V. -- ADR{.} {l} ............   FR              6,935       279,134         1.8
    ELECTRICAL PLANT/EQUIPMENT
  Altran Technologies SA .....................................   FR                815       118,845         0.8
    MACHINERY & ENGINEERING
                                                                                         -----------
                                                                                           1,398,798
                                                                                         -----------
Consumer Durables (5.0%)
  Hoganas AB "B" .............................................   SWDN           15,200       444,331         2.8
    AUTO PARTS
  Kiekert AG{.} ..............................................   GER             5,780       343,438         2.2
    AUTO PARTS
                                                                                         -----------
                                                                                             787,769
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 107

                         GT GLOBAL VARIABLE EUROPE FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (4.2%)
  Pilkington PLC: ............................................   UK                 --            --         2.5
    BUILDING MATERIALS & COMPONENTS
    Common ...................................................   --             97,300   $   305,148          --
    New ......................................................   --             24,325        76,287          --
  Hoechst AG .................................................   GER             1,000       271,288         1.7
    CHEMICALS
                                                                                         -----------
                                                                                             652,723
                                                                                         -----------
Multi Industry/Miscellaneous (2.5%)
  Assystem{.}  ...............................................   FR              5,400       393,279         2.5
    MULTI-INDUSTRY
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $12,515,270)  .................                            14,493,581        92.7
                                                                                         -----------       -----

                                                                           Underlying
                                                                             Nominal       Market        % of Net
Equity Investments                                              Currency     Shares         Value         Assets
--------------------------------------------------------------  --------   -----------   -----------   -------------
Options (1.4%)
  Italian Government Bond Call Option, strike 95.48, expires
   8/16/96 (cost $159,778) ...................................   ITL            71,600       227,674         1.4
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $12,675,048){l} ......................                            14,721,255        94.1
Other Assets and Liabilities .................................                               919,622         5.9
                                                                                         -----------       -----

Net Assets ...................................................                           $15,640,877       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

----------------

          * Percentages indicated are based on net assets of $15,640,877. {l} U.S. currency denominated.
       {::}  Non-income producing security.
        {d} For Federal income tax purposes, cost is $12,675,048 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,362,529
                 Unrealized depreciation:              (316,322)
                                                  -------------
                 Net unrealized appreciation:     $   2,046,207
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 108

                         GT GLOBAL VARIABLE EUROPE FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                           Percentage of Net Assets
                                        ------------------------------
                                                  Short-Term
Country(Country Code/Currency Code)     Equity      & Other      Total
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    3.3                     3.3
Finland (FIN/FIM) ....................    3.0                     3.0
France (FR/FRF) ......................   13.6                    13.6
Germany (GER/DEM) ....................    9.0                     9.0
Italy (ITLY/ITL) .....................   17.1         1.4        18.5
Netherlands (NETH/NLG) ...............    7.8                     7.8
Norway (NOR/NOK) .....................    3.6                     3.6
Sweden (SWDN/SEK) ....................    2.8                     2.8
Switzerland (SWTZ/CHF) ...............    4.0                     4.0
United Kingdom (UK/GBP) ..............   28.5                    28.5
Other ................................                5.9         5.9
                                        ------        ---        -----
Total  ...............................   92.7         7.3        100.0
                                        ------        ---        -----
                                        ------        ---        -----

----------------
 *   Percentages indicated are based on net assets of $15,640,877.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                    Market Value                          Unrealized
                                                       (U.S.       Contract   Delivery   Appreciation
Contracts to Sell:                                    Dollars)      Price       Date    (Depreciation)
--------------------------------------------------  ------------   --------   --------  --------------
Deutsche Marks....................................     314,832      1.42738   02/29/96     $   431
French Francs.....................................     614,083      4.91125   01/02/96      (3,240)
Netherland Guilders...............................     250,483      1.58000   02/15/96       2,681
Netherland Guilders...............................     231,698      1.58068   02/15/96       2,379
Swiss Francs......................................     340,312      1.12168   02/20/96       7,380
                                                    ------------                        --------------
  Total Contracts to Sell (Receivable amount
   $1,761,039)....................................   1,751,408                               9,631
                                                    ------------                        --------------
                                                    ------------                        --------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 11.20%.

    Total Open Forward Foreign Currency Contracts, Net................................     $ 9,631
                                                                                        --------------
                                                                                        --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 109

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                               Maturity    Principal      Market
Short-Term Investments                                                               Yield       Date       Amount        Value
---------------------------------------------------------------------------------  ---------   ---------  -----------  ------------
Commercial Paper -- Discounted (53.9%)
  Minnesota Mining & Manufacturing Co. ..........................................    5.70%      01/19/96      750,000  $    747,887
  PHH Corp. .....................................................................    5.77%      01/26/96      750,000       747,042
  General Electric Capital Corp. ................................................    5.72%      02/12/96      650,000       645,723
  AIG Funding Inc. ..............................................................    5.77%      01/08/96      600,000       599,329
  E.I. DuPont de Nemours & Co. ..................................................    5.78%      01/12/96      600,000       598,944
  Hanson Finance PLC. ...........................................................    5.80%      01/17/96      600,000       598,480
  Toronto Dominion Holdings USA, Inc. ...........................................    5.72%      01/24/96      600,000       597,849
  Merrill Lynch & Co., Inc. .....................................................    5.86%      01/04/96      500,000       499,756
  Ford Motor Credit Co. .........................................................    5.78%      01/05/96      500,000       499,682
  AT&T Corp. ....................................................................    5.79%      01/05/96      500,000       499,679
  Philip Morris Cos., Inc. ......................................................    5.91%      01/05/96      500,000       499,672
  Bellsouth Capital Funding Corp.  ..............................................    5.66%      01/09/96      500,000       499,372
  Ameritech Corp. ...............................................................    5.61%      02/09/96      500,000       496,978
  Procter & Gamble Co. ..........................................................    5.66%      02/13/96      500,000       496,656
                                                                                                                       ------------
Total Commercial Paper -- Discounted (amortized cost $8,027,049) ................                                         8,027,049
                                                                                                                       ------------
Government & Government Agency Obligations (14.2%)
  Sallie Mae  ...................................................................    5.80%      07/19/96      600,000       599,550
  Federal National Mortgage Association .........................................    5.73%      09/20/96      600,000       599,415
  Federal Home Loan Mortgage Corp. ..............................................    5.50%      03/12/96      600,000       593,586
  Federal Home Loan Bank ........................................................    5.76%      10/02/96      330,000       329,768
                                                                                                                       ------------
Total Government & Government Agency Obligations (amortized cost $2,122,319) ....                                         2,122,319
                                                                                                                       ------------
Treasury Bills (13.1%)
  United States Treasury Bill ...................................................    5.47%      04/04/96    1,000,000       986,096
  United States Treasury Bill ...................................................    5.58%      09/19/96    1,000,000       961,428
                                                                                                                       ------------
Total Treasury Bills (amortized cost $1,947,524)  ...............................                                         1,947,524
                                                                                                                       ------------


                                                                                                                          Market
Repurchase Agreement                                                                                                      Value
---------------------------------------------------------------------------------                                      ------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due January 2,
   1996, for an effective yield of 5.55%, collateralized by $1,725,000 U.S.
   Treasury Notes, 6% due 8/31/97 (market value of collateral is $1,780,443,
   including accrued interest). (cost $1,740,805)  ..............................                                         1,740,805
                                                                                                                       ------------
Total Short-Term Investments (cost $13,837,697){d} ..............................                                        13,837,697
Other Assets and Liabilities  ...................................................                                         1,052,895
                                                                                                                       ------------
Net Assets ......................................................................                                      $ 14,890,592
                                                                                                                       ------------
                                                                                                                       ------------

                                                                                     % of Net
Short-Term Investments                                                                Assets
---------------------------------------------------------------------------------  -------------
Commercial Paper -- Discounted (53.9%)
  Minnesota Mining & Manufacturing Co. ..........................................        5.0
  PHH Corp. .....................................................................        5.0
  General Electric Capital Corp. ................................................        4.3
  AIG Funding Inc. ..............................................................        4.0
  E.I. DuPont de Nemours & Co. ..................................................        4.0
  Hanson Finance PLC. ...........................................................        4.0
  Toronto Dominion Holdings USA, Inc. ...........................................        4.0
  Merrill Lynch & Co., Inc. .....................................................        3.4
  Ford Motor Credit Co. .........................................................        3.4
  AT&T Corp. ....................................................................        3.4
  Philip Morris Cos., Inc. ......................................................        3.4
  Bellsouth Capital Funding Corp.  ..............................................        3.4
  Ameritech Corp. ...............................................................        3.3
  Procter & Gamble Co. ..........................................................        3.3
                                                                                       -----
Total Commercial Paper -- Discounted (amortized cost $8,027,049) ................       53.9
                                                                                       -----
Government & Government Agency Obligations (14.2%)
  Sallie Mae  ...................................................................        4.0
  Federal National Mortgage Association .........................................        4.0
  Federal Home Loan Mortgage Corp. ..............................................        4.0
  Federal Home Loan Bank ........................................................        2.2
                                                                                       -----
Total Government & Government Agency Obligations (amortized cost $2,122,319) ....       14.2
                                                                                       -----
Treasury Bills (13.1%)
  United States Treasury Bill ...................................................        6.6
  United States Treasury Bill ...................................................        6.5
                                                                                       -----
Total Treasury Bills (amortized cost $1,947,524)  ...............................       13.1
                                                                                       -----
                                                                                     % of Net
Repurchase Agreement                                                                  Assets
---------------------------------------------------------------------------------  -------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due January 2,
   1996, for an effective yield of 5.55%, collateralized by $1,725,000 U.S.
   Treasury Notes, 6% due 8/31/97 (market value of collateral is $1,780,443,
   including accrued interest). (cost $1,740,805)  ..............................       11.7
                                                                                       -----
Total Short-Term Investments (cost $13,837,697){d} ..............................       92.9
Other Assets and Liabilities  ...................................................        7.1
                                                                                       -----
Net Assets ......................................................................      100.0
                                                                                       -----
                                                                                       -----

----------------

          * Percentages indicated are based on net assets of $14,890,592. {d} For Federal income tax purposes, cost is $13,837,697.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 110

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (19.3%)
  Invesco PLC ...............................................   UK             20,500   $     80,682         2.2
    INVESTMENT MANAGEMENT
  Nichiei Co., Ltd ..........................................   JPN             1,000         74,612         2.0
    INVESTMENT MANAGEMENT
  Axa Group .................................................   FR              1,000         67,492         1.8
    INSURANCE -- MULTI-LINE
  M & G Group PLC ...........................................   UK              3,400         66,459         1.8
    INVESTMENT MANAGEMENT
  Barclays PLC  .............................................   UK              5,000         57,367         1.6
    BANKS-MONEY CENTER
  Societe Generale de Paris .................................   FR                441         54,567         1.5
    BANKS-MONEY CENTER
  Peregrine Investment Holdings Ltd. ........................   HK             40,000         51,733         1.4
    INVESTMENT MANAGEMENT
  Bangkok Bank Co., Ltd. & Foreign ..........................   THAI            4,000         48,610         1.3
    BANKS-MONEY CENTER
  Anglo-Irish Bank Corp. PLC ................................   IRE            44,186         43,562         1.2
    BANKS-MONEY CENTER
  Sparbanken Sverige AB "A" .................................   SWDN            3,000         38,198         1.0
    INVESTMENT MANAGEMENT
  House of Investments, Inc. ................................   PHIL          173,000         36,963         1.0
    OTHER FINANCIAL
  National Australia Bank Ltd. ..............................   AUSL            4,000         35,961         1.0
    BANKS-MONEY CENTER
  Westpac Banking Corp., Ltd. ...............................   AUSL            7,000         30,998         0.8
    BANKS-REGIONAL
  TA Enterprise Bhd. ........................................   MAL            20,000         24,260         0.7
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                             711,464
                                                                                        ------------
Services (18.6%)
  Wolters Kluwer CVA ........................................   NETH              800         75,824         2.1
    BROADCASTING & PUBLISHING
  British Airport Authority PLC  ............................   UK             10,000         75,297         2.1
    TRANSPORTATION-AIRLINES
  Dixons Group PLC ..........................................   UK             10,700         74,174         2.0
    RETAILERS-APPAREL
  Fast Retailing Co., Ltd. ..................................   JPN             1,400         69,593         1.9
    RETAILERS-APPAREL
  IHC Caland N.V. ...........................................   NETH            1,850         62,375         1.7
    TRANSPORTATION-SHIPPING
  DDI Corp. .................................................   JPN                 7         54,264         1.5
    WIRELESS COMMUNICATIONS
  Vodafone Group PLC ........................................   UK             15,000         53,796         1.5
    WIRELESS COMMUNICATIONS
  Club Mediterrannee ........................................   FR                672         53,738         1.5
    LEISURE & TOURISM
  Compass Group PLC .........................................   UK              7,000         53,144         1.4
    RESTAURANTS

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 111

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Autobacs Seven Co., Ltd. ..................................   JPN               500   $     41,570         1.1
    RETAILERS-OTHER
  Telecom Corporation of New Zealand Ltd. -- ADR{l} .........   NZ                500         34,688         0.9
    TELEPHONE NETWORKS
  Telecom Italia:                                               ITLY               --             --         0.9
    TELEPHONE NETWORKS
  Mobile Di Risp S.p.A. .....................................   --             20,000         21,073          --
  Di Risp ...................................................   --              7,900          9,654          --
                                                                                        ------------
                                                                                             679,190
                                                                                        ------------
Capital Goods (17.3%)
  Nokia AB "K" ..............................................   FIN             2,920        115,556         3.2
    TELECOM EQUIPMENT
  Murata Manufacturing Co., Ltd. ............................   JPN             2,000         73,643         2.0
    ELECTRICAL PLANT/EQUIPMENT
  Unitech PLC ...............................................   UK              8,700         66,050         1.8
    ELECTRICAL PLANT/EQUIPMENT
  Bouygues  .................................................   FR                600         60,534         1.7
    CONSTRUCTION
  Autopistas del Mare "R"  ..................................   SPN             4,600         59,942         1.6
    CONSTRUCTION
  Canon, Inc. ...............................................   JPN             3,000         54,360         1.5
    OFFICE EQUIPMENT
  Kurita Water Industries ...................................   JPN             2,000         53,295         1.5
    ELECTRICAL PLANT/EQUIPMENT
  L.M. Ericsson Telephone Co. ...............................   SWDN            2,640         51,714         1.4
    TELECOM EQUIPMENT
  Allgon AB "B" Free ........................................   SWDN            3,000         41,588         1.1
    TELECOM EQUIPMENT
  NBM-Amstelland N.V. .......................................   NETH            2,300         35,040         1.0
    CONSTRUCTION
  Valmet Corp. "A" ..........................................   FIN               800         19,879         0.5
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                             631,601
                                                                                        ------------
Consumer Non-Durables (9.7%)
  Hoya Corp. ................................................   JPN             3,000        103,198         2.8
    OTHER CONSUMER GOODS
  Nutricia Vereenigde Bedrijven N.V. ........................   NETH              725         58,757         1.6
    FOOD
  Salomon S.A.  .............................................   FR                100         58,288         1.6
    RECREATION
  Amway Japan Ltd. ..........................................   JPN             1,300         54,922         1.5
    HOUSEHOLD PRODUCTS
  Giordano International Ltd.  ..............................   HK             54,000         46,094         1.3
    TEXTILES & APPAREL
  Polygram ..................................................   NETH              600         31,918         0.9
    RECREATION
                                                                                        ------------
                                                                                             353,177
                                                                                        ------------
Technology (8.0%)
  Koei Co., Ltd. ............................................   JPN             2,500         86,725         2.4
    SOFTWARE
  Kyocera Corp. .............................................   JPN             1,000         74,322         2.0
    SEMICONDUCTORS
  Bowthorpe PLC .............................................   UK             10,000         65,207         1.8
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 112

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Nera AS ...................................................   NOR             2,000   $     65,130         1.8
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                             291,384
                                                                                        ------------
Materials/Basic Industry (7.8%)
  Tostem Corp. ..............................................   JPN             3,000         99,709         2.7
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL            5,580         78,773         2.1
    MISC. MATERIALS & COMMODITIES
  S.A. Iron & Steel Industrial Corp., Ltd. -- ADR{l} ........   SAFR            4,750         42,513         1.2
    METALS-STEEL
  RWE AG ....................................................   GER               100         36,265         1.0
    MISC. MATERIALS & COMMODITIES
  TPI Polene Co., Ltd. -- Foreign ...........................   THAI            5,000         29,786         0.8
    CHEMICALS
                                                                                        ------------
                                                                                             287,046
                                                                                        ------------
Consumer Durables (7.7%)
  Suzuki Motor Co., Ltd. ....................................   JPN             8,000         89,147         2.4
    AUTOMOBILES
  Kiekert AG{.} .............................................   GER             1,180         70,114         1.9
    AUTO PARTS
  Toyota Motor Corp. ........................................   JPN             3,000         63,663         1.7
    AUTOMOBILES
  Samsung Electronics Co.: ..................................   KOR                --             --         1.0
    CONSUMER ELECTRONICS
    GDR{.} {l} ..............................................   --                500         29,250          --
    New-GDR Non-Voting{.} {l}  ..............................   --                 98          5,733          --
    New-144A GDR{::} {.} {l} ................................   --                 10            960          --
    GDR 1/2 Voting{.} {l} ...................................   --                  6            576          --
    New-GDR Voting{.} {l} ...................................   --                  1             96          --
  Hyundai Motor Co. -- GDR{.} {l} ...........................   KOR             1,700         24,650         0.7
    AUTOMOBILES
                                                                                        ------------
                                                                                             284,189
                                                                                        ------------
Health Care (2.7%)
  Sandoz AG -- Registered ...................................   SWTZ               60         54,976         1.5
    PHARMACEUTICALS
  SmithKline Beecham PLC "A" ................................   UK              4,102         45,217         1.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             100,193
                                                                                        ------------
Multi Industry/Miscellaneous (2.7%)
  Keppel Corp., Ltd .........................................   SING            6,000         53,465         1.5
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK              7,000         42,641         1.2
    CONGLOMERATE
                                                                                        ------------
                                                                                              96,106
                                                                                        ------------
Energy (0.9%)
  British Petroleum Co., PLC ................................   UK              4,000         33,442         0.9
    OIL
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $3,293,599)  .................                              3,467,792        94.7
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 113

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                           Market        % of Net
Rights (0.0%)                                                  Country      Shares         Value          Assets
-------------------------------------------------------------  --------   -----------   ------------   -------------
  TPI Polene Co., Ltd. Rights, expire 1/26/96 (cost
   $0){.} ...................................................   THAI              250   $      1,390          --
                                                                                        ------------       -----
    CHEMICALS

Repurchase Agreement
-------------------------------------------------------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $430,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $441,794, including accrued interest). (cost $432,200)
    .........................................................                                432,200        11.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $3,725,799){d} ......................                              3,901,382       106.5
Other Assets and Liabilities ................................                               (238,782)       (6.5)
                                                                                        ------------       -----

Net Assets ..................................................                           $  3,662,600       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

          *  Percentages indicated are based on net assets of $3,662,600.
        {.}  Non-income producing security.
        {l}  U.S. currency denominated.
       {::} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {d} For Federal income tax purposes, cost is $3,738,358 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     298,113
                 Unrealized depreciation:              (135,089)
                                                  -------------
                 Net unrealized appreciation:     $     163,024
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 114

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                        Percentage of Net Assets *
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    3.9                   3.9
Finland (FIN/FIM) ....................    3.7                   3.7
France (FR/FRF) ......................    8.1                   8.1
Germany (GER/DEM) ....................    2.9                   2.9
Hong Kong (HK/HKD) ...................    3.9                   3.9
Ireland (IRE/IEP) ....................    1.2                   1.2
Italy (ITLY/ITL) .....................    0.9                   0.9
Japan (JPN/JPY) ......................   27.0                  27.0
Korea (KOR/KRW) ......................    1.7                   1.7
Malaysia (MAL/MYR) ...................    0.7                   0.7
Netherlands (NETH/NLG) ...............    7.3                   7.3
New Zealand (NZ/NZD) .................    0.9                   0.9
Norway (NOR/NOK) .....................    1.8                   1.8
Philippines (PHIL/PHP) ...............    1.0                   1.0
Singapore (SING/SGD) .................    1.5                   1.5
South Africa (SAFR/ZAR) ..............    1.2                   1.2
Spain (SPN/ESP) ......................    1.6                   1.6
Sweden (SWDN/SEK) ....................    3.5                   3.5
Switzerland (SWTZ/CHF) ...............    1.5                   1.5
Thailand (THAI/THB) ..................    2.1                   2.1
United Kingdom (UK/GBP) ..............   18.3                  18.3
United States (US/USD) ...............               5.3        5.3
                                        ------       ---      -----
Total  ...............................   94.7        5.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
 *   Percentages indicated are based on net assets of $3,662,600.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                           Market Value                               Unrealized
                                                                               (U.S.                      Delivery   Appreciation
Contracts to Sell:                                                           Dollars)     Contract Price    Date     (Depreciation)
                                                                           -------------  --------------  ---------  -------------
French Francs............................................................        61,408          4.91125   02/06/96    $    (324)
French Francs............................................................        70,405          4.88280   02/16/96           26
Japanese Yen.............................................................       203,786        101.50000   02/09/96        2,125
Japanese Yen.............................................................       151,237         98.95800   02/14/96        5,395
Japanese Yen.............................................................        41,956         99.00001   02/14/96        1,478
Japanese Yen.............................................................       146,655         99.80001   02/29/96        3,646
Japanese Yen.............................................................        32,319        100.04699   03/12/96          665
Netherland Guilders......................................................        62,621          1.58068   02/15/96          643
Swedish Krona............................................................        82,517          6.60950   02/22/96          697
Swiss Francs.............................................................        52,506          1.15258   03/19/96         (449)
                                                                           -------------                             -------------
    Total Contracts to Sell (Receivable amount $919,312).................       905,410                                   13,902
                                                                           -------------                             -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 24.72%.

    Total Open Forward Foreign Currency Contracts, Net...................                                              $  13,902
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 115

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

------------------------------------------------------------------------------------------------
                                                                GT GLOBAL
                                          ------------------------------------------------------
                                                          VARIABLE      VARIABLE      VARIABLE
                                            VARIABLE       GLOBAL         U.S.         LATIN
                                           STRATEGIC     GOVERNMENT    GOVERNMENT     AMERICA
                                          INCOME FUND    INCOME FUND   INCOME FUND      FUND
                                          ------------  -------------  -----------  ------------
Assets:
  Investments in securities (Note 1):
  At identified cost....................  $ 22,570,517   $10,915,574    $4,486,259  $ 19,318,038
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------
  At value..............................  $ 23,485,372   $11,163,997    $4,668,435  $ 17,766,348
  Repurchase agreements, at value and
    cost (Note 1).......................     1,164,538       389,180    1,232,570      1,724,797
  U.S. currency.........................           469           650           58            117
  Foreign currencies....................       248,687         9,438           --        258,356
  Receivable for Fund shares sold.......       140,578         7,085           --         18,803
  Receivable for securities sold........            --     1,016,659           --        104,423
  Receivable for forward foreign
    currency contracts -- closed (Note
    1)..................................            --            --           --             --
  Receivable for open forward foreign
    currency contracts, net (Note 1)....            --            --           --             --
  Dividends and dividend tax reclaims
    receivable..........................            --            --           --         17,753
  Interest and interest tax reclaims
    receivable..........................       710,011       355,806       63,674             --
  Reimbursement receivable from LGT
    Asset Management, Inc. (Note 2).....            --        38,141       47,020          7,204
  Unamortized organizational costs (Note
    1)..................................        13,264        13,264       13,264         13,264
  Other receivables.....................         4,509        19,860           --         25,250
  Cash held as collateral for securities
    loaned (Note 1).....................       599,961       367,840           --      1,447,200
                                          ------------  -------------  -----------  ------------
  Total assets..........................    26,367,389    13,381,920    6,025,021     21,383,515
                                          ------------  -------------  -----------  ------------
Liabilities:
  Payable for Fund shares repurchased...        26,193         5,000        8,340         83,221
  Payable for securities purchased......       244,090       958,355           --         29,922
  Payable for forward foreign currency
    contracts -- closed (Note 1)........            31        14,416           --             --
  Payable for open forward foreign
    currency contracts, net (Note 1)....        92,350        67,178           --             --
  Payable for custodian fees (Note 1)...         3,791         2,599          916          4,441
  Payable for fund accounting fees (Note
    2)..................................           534           252          126            401
  Payable for investment management and
    administration fees (Note 2)........        33,275            --           --             --
  Payable for printing and postage
    expenses............................         9,669         9,542       10,645          9,642
  Payable for professional fees.........        10,550         9,321       10,117         10,439
  Payable for registration and filing
    fees................................           347           607          607            608
  Payable for Trustees' fees and
    expenses (Note 2)...................         1,714         2,416        1,825          1,726
  Distribution payable (Note 1).........            --            --           --             --
  Other accrued expenses................            --           648           --         25,069
  Collateral for securities loaned (Note
    1)..................................       599,961       367,840           --      1,447,200
                                          ------------  -------------  -----------  ------------
  Total liabilities.....................     1,022,505     1,438,174       32,576      1,612,669
                                          ------------  -------------  -----------  ------------
Net assets..............................  $ 25,344,884   $11,943,746    $5,992,445  $ 19,770,846
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 28,372,215   $12,383,353    $5,801,060  $ 27,124,256
  Undistributed/Accumulated net
    investment income (loss)............       230,962        36,751       10,272        619,523
  Accumulated net realized gain (loss)
    on investments and foreign currency
    transactions........................    (4,079,601)     (654,105)      (1,063)    (6,415,793)
  Net unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................       (93,547)      (66,051)          --         (7,700)
  Net unrealized appreciation
    (depreciation) of investments,
    including futures...................       914,855       243,798      182,176     (1,549,440)
                                          ------------  -------------  -----------  ------------
  Total -- representing net assets
    applicable to capital shares
    outstanding.........................  $ 25,344,884   $11,943,746    $5,992,445  $ 19,770,846
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------
Shares outstanding......................     2,137,820     1,037,688      510,243      1,592,435
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------
Net asset value per share...............  $      11.86   $     11.51    $   11.74   $      12.42
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 116

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENT OF ASSETS
                                AND LIABILITIES
December 31, 1995

-------------------------------------------------------------------------------------------------------------------------------
                                                                                GT GLOBAL
                                          -------------------------------------------------------------------------------------
                                                                                                      VARIABLE
                                            VARIABLE    VARIABLE TELE-    VARIABLE      VARIABLE       NATURAL       VARIABLE
                                            GROWTH &    COMMUNICATIONS    EMERGING    INFRASTRUCTURE   RESOURCES     AMERICA
                                          INCOME FUND        FUND       MARKETS FUND      FUND          FUND           FUND
                                          ------------  --------------  ------------  ------------  -------------  ------------
Assets:
  Investments in securities (Note 1):
  At identified cost....................  $ 26,402,531   $ 41,446,599   $  7,723,035   $1,248,231    $ 1,051,696   $ 27,993,546
                                          ------------  --------------  ------------  ------------  -------------  ------------
                                          ------------  --------------  ------------  ------------  -------------  ------------
  At value..............................  $ 30,039,447   $ 45,631,342   $  7,916,603   $1,260,481    $ 1,112,739   $ 28,572,227
  Repurchase agreements, at value and
    cost (Note 1).......................       191,089      4,278,978      1,027,475      292,135        192,089     11,271,240
  U.S. currency.........................           485            812            859           61            996            714
  Foreign currencies....................       230,506            844          9,345       16,690         93,215             --
  Receivable for Fund shares sold.......         9,063         61,911         13,602       10,000             --         37,420
  Receivable for securities sold........            --      1,408,766         93,365       21,236             --             --
  Receivable for forward foreign
    currency contracts -- closed (Note
    1)..................................            --             --             --           --             --             --
  Receivable for open forward foreign
    currency contracts, net (Note 1)....        18,843         21,030             --           --             --             --
  Dividends and dividend tax reclaims
    receivable..........................        74,583         60,178         10,929          701            743         27,382
  Interest and interest tax reclaims
    receivable..........................       327,678             --             --           --             --             --
  Reimbursement receivable from LGT
    Asset Management, Inc. (Note 2).....            --             --          2,075       43,239         40,401             --
  Unamortized organizational costs (Note
    1)..................................        13,264         17,554             --           --             --         13,264
  Other receivables.....................            --             --             --           --         22,656             --
  Cash held as collateral for securities
    loaned (Note 1).....................     2,681,946        767,000             --       17,422             --             --
                                          ------------  --------------  ------------  ------------  -------------  ------------
  Total assets..........................    33,586,904     52,248,415      9,074,253    1,661,965      1,462,839     39,922,247
                                          ------------  --------------  ------------  ------------  -------------  ------------
Liabilities:
  Payable for Fund shares repurchased...       205,424        118,728          2,500           --             --        539,497
  Payable for securities purchased......            --        250,000         63,746       27,571         75,698      1,576,023
  Payable for forward foreign currency
    contracts -- closed (Note 1)........            --             --             --           --             --             --
  Payable for open forward foreign
    currency contracts, net (Note 1)....            --             --             --           --             --             --
  Payable for custodian fees (Note 1)...         5,322          2,867          2,135        1,280            407          2,940
  Payable for fund accounting fees (Note
    2)..................................           646          2,139            180           32             31            826
  Payable for investment management and
    administration fees (Note 2)........       106,698        275,976             --           --             --        138,403
  Payable for printing and postage
    expenses............................        10,087          9,684         10,874        9,320          9,820          9,493
  Payable for professional fees.........         9,531         10,700         10,095       10,814         10,128         10,010
  Payable for registration and filing
    fees................................           360            360            360          340            340            590
  Payable for Trustees' fees and
    expenses (Note 2)...................         1,489          1,553          1,602          968          1,468          1,487
  Distribution payable (Note 1).........            --             --             --           --             --             --
  Other accrued expenses................            --         31,333             --           --             --             --
  Collateral for securities loaned (Note
    1)..................................     2,681,946        767,000             --       17,422             --             --
                                          ------------  --------------  ------------  ------------  -------------  ------------
  Total liabilities.....................     3,021,503      1,470,340         91,492       67,747         97,892      2,279,269
                                          ------------  --------------  ------------  ------------  -------------  ------------
Net assets..............................  $ 30,565,401   $ 50,778,075   $  8,982,761   $1,594,218    $ 1,364,947   $ 37,642,978
                                          ------------  --------------  ------------  ------------  -------------  ------------
                                          ------------  --------------  ------------  ------------  -------------  ------------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 27,912,383   $ 40,306,223   $ 10,145,241   $1,559,483    $ 1,313,252   $ 31,793,105
  Undistributed/Accumulated net
    investment income (loss)............       344,740         70,025             --        7,607             --        522,417
  Accumulated net realized gain (loss)
    on investments and foreign currency
    transactions........................    (1,349,273)     6,196,073     (1,355,973)      15,019         (9,948)     4,748,775
  Net unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................        20,635         21,011            (75)        (141)           600             --
  Net unrealized appreciation
    (depreciation) of investments,
    including futures...................     3,636,916      4,184,743        193,568       12,250         61,043        578,681
                                          ------------  --------------  ------------  ------------  -------------  ------------
  Total -- representing net assets
    applicable to capital shares
    outstanding.........................  $ 30,565,401   $ 50,778,075   $  8,982,761   $1,594,218    $ 1,364,947   $ 37,642,978
                                          ------------  --------------  ------------  ------------  -------------  ------------
                                          ------------  --------------  ------------  ------------  -------------  ------------
Shares outstanding......................     2,097,824      3,010,510        825,657      120,130         98,358      1,934,541
                                          ------------  --------------  ------------  ------------  -------------  ------------
                                          ------------  --------------  ------------  ------------  -------------  ------------
Net asset value per share...............  $      14.57   $      16.87   $      10.88   $    13.27    $     13.88   $      19.46
                                          ------------  --------------  ------------  ------------  -------------  ------------
                                          ------------  --------------  ------------  ------------  -------------  ------------

----------------------------------------

                                            VARIABLE      VARIABLE       MONEY       VARIABLE
                                          NEW PACIFIC      EUROPE        MARKET     INTERNATIONAL
                                              FUND          FUND          FUND         FUND
                                          ------------  ------------  ------------  -----------
Assets:
  Investments in securities (Note 1):
  At identified cost....................  $ 19,808,914  $ 12,675,048  $ 12,096,892   $3,293,599
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------
  At value..............................  $ 20,749,468  $ 14,721,255  $ 12,096,892   $3,469,182
  Repurchase agreements, at value and
    cost (Note 1).......................     1,950,902            --     1,740,805     432,200
  U.S. currency.........................           791            --            71         511
  Foreign currencies....................     1,921,566       630,281            --     192,226
  Receivable for Fund shares sold.......        10,556         4,485     1,140,467       2,329
  Receivable for securities sold........       297,675       409,185            --     130,663
  Receivable for forward foreign
    currency contracts -- closed (Note
    1)..................................         2,015            --            --          --
  Receivable for open forward foreign
    currency contracts, net (Note 1)....            --         9,631            --      13,902
  Dividends and dividend tax reclaims
    receivable..........................        69,951        42,907            --       7,555
  Interest and interest tax reclaims
    receivable..........................            --            36        20,948          --
  Reimbursement receivable from LGT
    Asset Management, Inc. (Note 2).....            --            --        16,933      45,766
  Unamortized organizational costs (Note
    1)..................................        13,264        13,264        13,264          --
  Other receivables.....................            --            --            --          --
  Cash held as collateral for securities
    loaned (Note 1).....................       814,000       560,213            --      71,769
                                          ------------  ------------  ------------  -----------
  Total assets..........................    25,830,188    16,391,257    15,029,380   4,366,103
                                          ------------  ------------  ------------  -----------
Liabilities:
  Payable for Fund shares repurchased...        25,740        34,944        48,472     545,030
  Payable for securities purchased......     1,900,084       115,504            --      64,302
  Payable for forward foreign currency
    contracts -- closed (Note 1)........            --            --            --          --
  Payable for open forward foreign
    currency contracts, net (Note 1)....            --            --            --          --
  Payable for custodian fees (Note 1)...         2,366         5,998         2,198       1,741
  Payable for fund accounting fees (Note
    2)..................................           469           346           651          79
  Payable for investment management and
    administration fees (Note 2)........        40,636        12,397            --          --
  Payable for printing and postage
    expenses............................         9,600         9,851         8,845       9,657
  Payable for professional fees.........        10,601         9,909        10,145       9,415
  Payable for registration and filing
    fees................................           312           590           440         312
  Payable for Trustees' fees and
    expenses (Note 2)...................         1,596           628           132       1,198
  Distribution payable (Note 1).........            --            --        67,905          --
  Other accrued expenses................            --            --            --          --
  Collateral for securities loaned (Note
    1)..................................       814,000       560,213            --      71,769
                                          ------------  ------------  ------------  -----------
  Total liabilities.....................     2,805,404       750,380       138,788     703,503
                                          ------------  ------------  ------------  -----------
Net assets..............................  $ 23,024,784  $ 15,640,877  $ 14,890,592   $3,662,600
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 23,680,318  $ 14,269,234  $ 14,890,592   $3,825,896
  Undistributed/Accumulated net
    investment income (loss)............       314,449       151,677            --          --
  Accumulated net realized gain (loss)
    on investments and foreign currency
    transactions........................    (1,912,687)     (839,050)           --    (352,402)
  Net unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................         2,150        12,809            --      13,523
  Net unrealized appreciation
    (depreciation) of investments,
    including futures...................       940,554     2,046,207            --     175,583
                                          ------------  ------------  ------------  -----------
  Total -- representing net assets
    applicable to capital shares
    outstanding.........................  $ 23,024,784  $ 15,640,877  $ 14,890,592   $3,662,600
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------
Shares outstanding......................     1,654,052       946,839    14,890,622     332,563
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------
Net asset value per share...............  $      13.92  $      16.52  $       1.00   $   11.01
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 117

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 1995

------------------------------------------------------------------------------------------------
                                                                GT GLOBAL
                                          ------------------------------------------------------
                                                          VARIABLE      VARIABLE      VARIABLE
                                            VARIABLE       GLOBAL         U.S.         LATIN
                                           STRATEGIC     GOVERNMENT    GOVERNMENT     AMERICA
                                          INCOME FUND    INCOME FUND   INCOME FUND      FUND
                                          ------------  -------------  -----------  ------------
Investment income (Note 1):
  Dividends.............................  $         --   $        --    $      --   $    361,161
  Interest..............................     2,452,031       867,199      289,380        686,448
  Other.................................         1,600            --           --             --
                                          ------------  -------------  -----------  ------------
  Total investment income *.............     2,453,631       867,199      289,380      1,047,609
                                          ------------  -------------  -----------  ------------
Expenses:
  Investment management and
    administration fees (Note 2)........       173,720        81,039       33,749        205,457
  Amortization of organizational costs
    (Note 1)............................         6,263         6,263        6,263          6,263
  Audit fees............................        37,350        31,250       31,750         37,250
  Custodian fees (Note 1)...............        28,175        21,728        2,670         55,082
  Fund accounting fees (Note 2).........         5,848         2,726        1,197          5,098
  Legal fees............................         6,361         5,805        5,477          7,475
  Printing and postage expenses.........        25,640        24,589       25,675         24,865
  Registration and filing fees..........           650           650          650            650
  Trustees' fees and expenses (Note
    2)..................................         3,650         3,650        3,650          3,650
  Other expenses........................           600         1,413        4,006             70
                                          ------------  -------------  -----------  ------------
  Total expenses........................       288,257       179,113      115,087        345,860
                                          ------------  -------------  -----------  ------------
    Expenses reimbursed by LGT Asset
      Management, Inc. (Note 2).........       (56,631)      (71,061)     (70,086)       (89,040)
    Other expense reductions (Notes 1 &
      5)................................            --            --           --        (14,669)
                                          ------------  -------------  -----------  ------------
  Total net expenses after reimbursement
    and reductions......................       231,626       108,052       45,001        242,151
                                          ------------  -------------  -----------  ------------
Net investment income...................     2,222,005       759,147      244,379        805,458
                                          ------------  -------------  -----------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign currencies
  (Note 1):
  Net realized gain (loss) on
    investments.........................       (91,900)      973,908       71,394     (6,228,909)
  Net realized gain (loss) on foreign
    currency transactions...............      (370,151)     (458,271)          --       (271,353)
                                          ------------  -------------  -----------  ------------
      Net realized gain (loss) during
        the year........................      (462,051)      515,637       71,394     (6,500,262)
                                          ------------  -------------  -----------  ------------
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................       (75,200)      (69,644)          --         (8,565)
  Net change in unrealized appreciation
    (depreciation) of investments,
    including futures...................     2,375,053       357,858      290,078       (500,292)
                                          ------------  -------------  -----------  ------------
      Net unrealized appreciation
        (depreciation) during the
        year............................     2,299,853       288,214      290,078       (508,857)
                                          ------------  -------------  -----------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign
  currencies............................     1,837,802       803,851      361,472     (7,009,119)
                                          ------------  -------------  -----------  ------------
Net increase (decrease) in net assets
  resulting from operations.............  $  4,059,807   $ 1,562,998    $ 605,851   $ (6,203,661)
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------
------------------
 * Net of foreign withholding taxes
  of....................................  $      6,129   $       703    $      --   $     40,134
** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 118

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 1995


---------------------------------------------------------------------------------------------------------------------------------
                                                                                 GT GLOBAL
                                          ---------------------------------------------------------------------------------------
                                                                                                       VARIABLE
                                            VARIABLE    VARIABLE TELE-    VARIABLE      VARIABLE        NATURAL        VARIABLE
                                            GROWTH &    COMMUNICATIONS    EMERGING    INFRASTRUCTURE    RESOURCES      AMERICA
                                          INCOME FUND        FUND       MARKETS FUND     FUND**         FUND**           FUND
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Investment income (Note 1):
  Dividends.............................  $    625,259   $    368,360   $    139,301   $    7,488     $    60,959    $    218,369
  Interest..............................       791,948        224,144         68,520        9,369           7,003         619,031
  Other.................................            --             --             --           --           3,143              47
                                          ------------  --------------  ------------  ------------  ---------------  ------------
  Total investment income *.............     1,417,207        592,504        207,821       16,857          71,105         837,447
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Expenses:
  Investment management and
    administration fees (Note 2)........       277,913        434,684         76,146        6,836           5,918         236,272
  Amortization of organizational costs
    (Note 1)............................         6,263          6,263             --           --              --           6,263
  Audit fees............................        36,250         35,450         36,950       16,700          16,000          24,050
  Custodian fees (Note 1)...............        35,626         28,008         17,961       10,844           6,556          22,981
  Fund accounting fees (Note 2).........         7,020         11,040          1,923          180             163           8,095
  Legal fees............................         7,011          5,475          5,475        3,010           3,010           5,876
  Printing and postage expenses.........        25,270         24,797         27,475       19,075          19,575          25,835
  Registration and filing fees..........           651            650            650          340             340             650
  Trustees' fees and expenses (Note
    2)..................................         3,452          3,650          2,450        1,640           2,140           3,650
  Other expenses........................         1,864             63             --           --              14             284
                                          ------------  --------------  ------------  ------------  ---------------  ------------
  Total expenses........................       401,320        550,080        169,030       58,625          53,716         333,956
                                          ------------  --------------  ------------  ------------  ---------------  ------------
    Expenses reimbursed by LGT Asset
      Management, Inc. (Note 2).........       (53,927)        (6,725)       (73,847)     (50,077)        (46,319)        (18,927)
    Other expense reductions (Notes 1 &
      5)................................        (6,201)       (20,876)        (5,533)        (174)           (631)             --
                                          ------------  --------------  ------------  ------------  ---------------  ------------
  Total net expenses after reimbursement
    and reductions......................       341,192        522,479         89,650        8,374           6,766         315,029
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Net investment income...................     1,076,015         70,025        118,171        8,483          64,339         522,418
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign currencies
  (Note 1):
  Net realized gain (loss) on
    investments.........................        53,219      6,847,299     (1,303,135)      15,019          (8,040)      4,769,966
  Net realized gain (loss) on foreign
    currency transactions...............    (1,126,256)      (588,487)       (17,275)        (876)            468              --
                                          ------------  --------------  ------------  ------------  ---------------  ------------
      Net realized gain (loss) during
        the year........................    (1,073,037)     6,258,812     (1,320,410)      14,143          (7,572)      4,769,966
                                          ------------  --------------  ------------  ------------  ---------------  ------------
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................        (6,017)        (8,781)           119         (141)            600              --
  Net change in unrealized appreciation
    (depreciation) of investments,
    including futures...................     4,101,938      2,438,359        714,821       12,250          61,043          96,985
                                          ------------  --------------  ------------  ------------  ---------------  ------------
      Net unrealized appreciation
        (depreciation) during the
        year............................     4,095,921      2,429,578        714,940       12,109          61,643          96,985
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign
  currencies............................     3,022,884      8,688,390       (605,470)      26,252          54,071       4,866,951
                                          ------------  --------------  ------------  ------------  ---------------  ------------
Net increase (decrease) in net assets
  resulting from operations.............  $  4,098,899   $  8,758,415   $   (487,299)  $   34,735     $   118,410    $  5,389,369
                                          ------------  --------------  ------------  ------------  ---------------  ------------
                                          ------------  --------------  ------------  ------------  ---------------  ------------
 * Net of foreign withholding taxes
  of....................................  $     75,628   $     57,943   $      9,519   $      499     $       272    $         --
** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

----------------------------------------

                                            VARIABLE      VARIABLE       MONEY       VARIABLE
                                          NEW PACIFIC      EUROPE        MARKET     INTERNATIONAL
                                              FUND          FUND          FUND         FUND
                                          ------------  ------------  ------------  -----------
Investment income (Note 1):
  Dividends.............................  $    457,755  $    312,925  $         --   $  55,826
  Interest..............................       131,251        41,523       938,185      15,397
  Other.................................            --            --            --          --
                                          ------------  ------------  ------------  -----------
  Total investment income *.............       589,006       354,448       938,185      71,223
                                          ------------  ------------  ------------  -----------
Expenses:
  Investment management and
    administration fees (Note 2)........       204,362       152,847        79,561      32,608
  Amortization of organizational costs
    (Note 1)............................         6,263         6,263         6,263          --
  Audit fees............................        35,313        34,750        28,250      36,250
  Custodian fees (Note 1)...............        39,820        27,622        11,017      11,255
  Fund accounting fees (Note 2).........         5,100         3,874         4,026         816
  Legal fees............................         6,361         5,875         6,675       5,475
  Printing and postage expenses.........        25,931        26,121        26,887      25,828
  Registration and filing fees..........           650           650           650         650
  Trustees' fees and expenses (Note
    2)..................................         3,650         2,650         2,150       2,150
  Other expenses........................         1,850         1,921         2,217          --
                                          ------------  ------------  ------------  -----------
  Total expenses........................       329,300       262,573       167,696     115,032
                                          ------------  ------------  ------------  -----------
    Expenses reimbursed by LGT Asset
      Management, Inc. (Note 2).........       (73,848)      (71,515)      (48,354)    (74,272)
    Other expense reductions (Notes 1 &
      5)................................       (22,615)       (8,230)           --          --
                                          ------------  ------------  ------------  -----------
  Total net expenses after reimbursement
    and reductions......................       232,837       182,828       119,342      40,760
                                          ------------  ------------  ------------  -----------
Net investment income...................       356,169       171,620       818,843      30,463
                                          ------------  ------------  ------------  -----------
Net realized and unrealized gain (loss)
  on investments and foreign currencies
  (Note 1):
  Net realized gain (loss) on
    investments.........................    (1,407,977)       30,329            --    (286,294)
  Net realized gain (loss) on foreign
    currency transactions...............      (103,271)     (700,534)           --     (28,047)
                                          ------------  ------------  ------------  -----------
      Net realized gain (loss) during
        the year........................    (1,511,248)     (670,205)           --    (314,341)
                                          ------------  ------------  ------------  -----------
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................         2,804      (104,599)           --       7,389
  Net change in unrealized appreciation
    (depreciation) of investments,
    including futures...................     1,718,248     2,040,475            --     312,493
                                          ------------  ------------  ------------  -----------
      Net unrealized appreciation
        (depreciation) during the
        year............................     1,721,052     1,935,876            --     319,882
                                          ------------  ------------  ------------  -----------
Net realized and unrealized gain (loss)
  on investments and foreign
  currencies............................       209,804     1,265,671            --       5,541
                                          ------------  ------------  ------------  -----------
Net increase (decrease) in net assets
  resulting from operations.............  $    565,973  $  1,437,291  $    818,843   $  36,004
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------
 * Net of foreign withholding taxes
  of....................................  $     56,032  $     46,006  $         --   $   9,470
** The Variable Infrastructure and Varia

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 119

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1995

------------------------------------------------------------------------------------------------
                                                                GT GLOBAL
                                          ------------------------------------------------------
                                                          VARIABLE      VARIABLE      VARIABLE
                                            VARIABLE       GLOBAL         U.S.         LATIN
                                           STRATEGIC     GOVERNMENT    GOVERNMENT     AMERICA
                                          INCOME FUND    INCOME FUND   INCOME FUND      FUND
                                          ------------  -------------  -----------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $  2,222,005   $   759,147    $ 244,379   $    805,458
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (462,051)      515,637       71,394     (6,500,262)
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................       (75,200)      (69,644)          --         (8,565)
  Net change in unrealized appreciation
    (depreciation) of investments.......     2,375,053       357,858      290,078       (500,292)
                                          ------------  -------------  -----------  ------------
  Net increase (decrease) in net assets
    resulting from operations...........     4,059,807     1,562,998      605,851     (6,203,661)
                                          ------------  -------------  -----------  ------------
Distributions to shareholders: (Note 1)
  From net investment income............    (1,991,043)     (722,396)    (234,899)      (221,575)
  From net realized gain on
    investments.........................            --            --           --     (2,769,692)
  In excess of net realized gain on
    investments.........................            --            --           --             --
  Return of capital.....................            --            --           --             --
                                          ------------  -------------  -----------  ------------
  Total distributions...................    (1,991,043)     (722,396)    (234,899)    (2,991,267)
                                          ------------  -------------  -----------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    24,191,843    12,649,938   20,665,939     38,533,313
  Decrease from capital shares
    repurchased.........................   (24,283,139)  (11,200,397)  (17,459,191)  (36,198,875)
                                          ------------  -------------  -----------  ------------
  Net increase (decrease) from capital
    share transactions..................       (91,296)    1,449,541    3,206,748      2,334,438
                                          ------------  -------------  -----------  ------------
Total increase (decrease) in net
  assets................................     1,977,468     2,290,143    3,577,700     (6,860,490)
Net assets:
  Beginning of period...................    23,367,416     9,653,603    2,414,745     26,631,336
                                          ------------  -------------  -----------  ------------
  End of period.........................  $ 25,344,884   $11,943,746    $5,992,445  $ 19,770,846
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                   For the year ended December 31, 1994
------------------------------------------------------------------------------------------------
                                                                GT GLOBAL
                                          ------------------------------------------------------
                                                          VARIABLE      VARIABLE      VARIABLE
                                            VARIABLE       GLOBAL         U.S.         LATIN
                                           STRATEGIC     GOVERNMENT    GOVERNMENT     AMERICA
                                          INCOME FUND    INCOME FUND   INCOME FUND      FUND
                                          ------------  -------------  -----------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $  1,761,766   $   636,934    $  93,354   $    167,407
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    (3,861,004)   (1,287,732)     (71,665)     2,726,006
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................       (72,024)      (15,202)    (101,640)        (1,004)
  Net change in unrealized appreciation
    (depreciation) of investments.......    (1,980,697)     (103,152)          --     (2,572,849)
                                          ------------  -------------  -----------  ------------
  Net increase (decrease) in net assets
    resulting from operations...........    (4,151,959)     (769,152)     (79,951)       319,560
                                          ------------  -------------  -----------  ------------
Distributions to shareholders: (Note 1)
  From net investment income............    (1,533,744)     (604,061)     (94,526)       (33,315)
  From net realized gain on
    investments.........................      (877,393)           --       (9,966)       (58,519)
  In excess of net realized gain on
    investments.........................            --            --           --             --
  Return of capital.....................       (93,845)      (69,860)          --             --
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    26,867,913    11,332,658    4,795,207     37,598,809
  Decrease from capital shares
    repurchased.........................   (14,932,250)   (6,371,492)  (3,169,722)   (19,435,079)
                                          ------------  -------------  -----------  ------------
  Net increase (decrease) from capital
    share transactions..................    11,935,663     4,961,166    1,625,485     18,163,730
                                          ------------  -------------  -----------  ------------
Total increase (decrease) in net
  assets................................     5,278,722     3,518,093    1,441,042     18,391,456
Net assets:
  Beginning of period...................    18,088,694     6,135,510      973,703      8,239,880
                                          ------------  -------------  -----------  ------------
  End of period.........................  $ 23,367,416   $ 9,653,603    $2,414,745  $ 26,631,336
                                          ------------  -------------  -----------  ------------
                                          ------------  -------------  -----------  ------------

------------------

  * The Variable International and Variable Emerging Markets Funds did not commence operations until July 5, 1994.
 ** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 120

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1995

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 GT GLOBAL
                                          ----------------------------------------------------------------------------------------
                                                                                                        VARIABLE
                                            VARIABLE    VARIABLE TELE-    VARIABLE       VARIABLE        NATURAL        VARIABLE
                                            GROWTH &    COMMUNICATIONS    EMERGING     INFRASTRUCTURE    RESOURCES      AMERICA
                                          INCOME FUND        FUND       MARKETS FUND*     FUND**         FUND**           FUND
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $  1,076,015   $     70,025    $   118,171    $    8,483     $    64,339    $    522,418
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    (1,073,037)     6,258,812     (1,320,410)       14,143          (7,572)      4,769,966
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................        (6,017)        (8,781)           119          (141)            600              --
  Net change in unrealized appreciation
    (depreciation) of investments.......     4,101,938      2,438,359        714,821        12,250          61,043          96,985
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  Net increase (decrease) in net assets
    resulting from operations...........     4,098,899      8,758,415       (487,299)       34,735         118,410       5,389,369
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Distributions to shareholders: (Note 1)
  From net investment income............      (818,464)       (80,457)       (73,785)           --         (62,702)       (117,889)
  From net realized gain on
    investments.........................            --       (965,478)            --            --              --        (488,398)
  In excess of net realized gain on
    investments.........................            --             --             --            --          (4,775)             --
  Return of capital.....................            --             --        (16,304)           --              --              --
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  Total distributions...................      (818,464)    (1,045,935)       (90,089)           --         (67,477)       (606,287)
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    11,374,376     24,234,343     12,813,354     2,285,935       3,154,100      73,573,562
  Decrease from capital shares
    repurchased.........................    (9,669,648)   (17,197,275)   (10,519,830)     (826,452)     (1,940,086)    (55,970,932)
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  Net increase (decrease) from capital
    share transactions..................     1,704,728      7,037,068      2,293,524     1,459,483       1,214,014      17,602,630
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Total increase (decrease) in net
  assets................................     4,985,163     14,749,548      1,716,136     1,494,218       1,264,947      22,385,712
Net assets:
  Beginning of period...................    25,580,238     36,028,527      7,266,625       100,000         100,000      15,257,266
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  End of period.........................  $ 30,565,401   $ 50,778,075    $ 8,982,761    $1,594,218     $ 1,364,947    $ 37,642,978
                                          ------------  --------------  -------------  ------------  ---------------  ------------
                                          ------------  --------------  -------------  ------------  ---------------  ------------

----------------------------------------

                                            VARIABLE      VARIABLE        MONEY       VARIABLE
                                          NEW PACIFIC      EUROPE         MARKET     INTERNATIONAL
                                              FUND          FUND           FUND         FUND*
                                          ------------  -------------  ------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $    356,169  $     171,620  $    818,843   $  30,463
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    (1,511,248)      (670,205)           --    (314,341)
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................         2,804       (104,599)           --       7,389
  Net change in unrealized appreciation
    (depreciation) of investments.......     1,718,248      2,040,475            --     312,493
                                          ------------  -------------  ------------  -----------
  Net increase (decrease) in net assets
    resulting from operations...........       565,973      1,437,291       818,843      36,004
                                          ------------  -------------  ------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............       (90,012)      (154,451)     (818,843)    (30,792)
  From net realized gain on
    investments.........................            --             --            --      (5,018)
  In excess of net realized gain on
    investments.........................            --             --            --          --
  Return of capital.....................            --             --            --          --
                                          ------------  -------------  ------------  -----------
  Total distributions...................       (90,012)      (154,451)     (818,843)    (35,810)
                                          ------------  -------------  ------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    95,990,038     39,895,470   179,670,442  15,020,503
  Decrease from capital shares
    repurchased.........................   (92,832,446)   (40,557,920) (184,253,572) (13,587,017)
                                          ------------  -------------  ------------  -----------
  Net increase (decrease) from capital
    share transactions..................     3,157,592       (662,450)   (4,583,130)  1,433,486
                                          ------------  -------------  ------------  -----------
Total increase (decrease) in net
  assets................................     3,633,553        620,390    (4,583,130)  1,433,680
Net assets:
  Beginning of period...................    19,391,231     15,020,487    19,473,722   2,228,920
                                          ------------  -------------  ------------  -----------
  End of period.........................  $ 23,024,784  $  15,640,877  $ 14,890,592   $3,662,600
                                          ------------  -------------  ------------  -----------
                                          ------------  -------------  ------------  -----------

------------------

  * The Variable International and Variable Emerging Markets Funds did not commence operations until July 5, 1994.
 ** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    For the year ended December 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 GT GLOBAL
                                          ----------------------------------------------------------------------------------------
                                                                                                        VARIABLE
                                            VARIABLE    VARIABLE TELE-    VARIABLE       VARIABLE        NATURAL        VARIABLE
                                            GROWTH &    COMMUNICATIONS    EMERGING     INFRASTRUCTURE    RESOURCES      AMERICA
                                          INCOME FUND        FUND       MARKETS FUND*     FUND**         FUND**           FUND
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $    778,934   $     73,852    $    40,749             --              --   $    126,208
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (310,777)       913,277        (45,847)            --              --        480,878
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................        (4,932)        29,242           (194)            --              --             --
  Net change in unrealized appreciation
    (depreciation) of investments.......    (1,038,064)     1,222,998       (521,253)            --              --        365,915
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  Net increase (decrease) in net assets
    resulting from operations...........      (574,839)     2,239,369       (526,545)            --              --        973,001
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Distributions to shareholders: (Note 1)
  From net investment income............      (644,305)       (31,627)       (40,749)            --              --       (136,601)
  From net realized gain on
    investments.........................            --             --             --             --              --             --
  In excess of net realized gain on
    investments.........................            --             --        (34,465)            --              --             --
  Return of capital.....................            --             --             --             --              --             --
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    21,823,916     36,093,905     11,452,183             --              --     21,471,531
  Decrease from capital shares
    repurchased.........................    (6,701,077)   (10,175,735)    (3,583,799)            --              --     (8,750,561)
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  Net increase (decrease) from capital
    share transactions..................    15,122,839     25,918,170      7,868,384             --              --     12,720,970
                                          ------------  --------------  -------------  ------------  ---------------  ------------
Total increase (decrease) in net
  assets................................    13,903,695     28,125,912      7,266,625             --              --     13,557,370
Net assets:
  Beginning of period...................    11,676,543      7,902,615             --             --              --      1,699,896
                                          ------------  --------------  -------------  ------------  ---------------  ------------
  End of period.........................  $ 25,580,238   $ 36,028,527    $ 7,266,625             --              --   $ 15,257,266
                                          ------------  --------------  -------------  ------------  ---------------  ------------
                                          ------------  --------------  -------------  ------------  ---------------  ------------


----------------------------------------

                                            VARIABLE      VARIABLE       MONEY       VARIABLE
                                          NEW PACIFIC      EUROPE        MARKET     INTERNATIONAL
                                              FUND          FUND          FUND         FUND*
                                          ------------  ------------  ------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $    129,772  $    186,123  $    387,604   $  11,394
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (441,437)     (212,500)           --      (7,154)
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies..........................       (28,748)      101,790            --       6,134
  Net change in unrealized appreciation
    (depreciation) of investments.......    (1,706,578)     (402,308)           --    (136,910)
                                          ------------  ------------  ------------  -----------
  Net increase (decrease) in net assets
    resulting from operations...........    (2,046,991)     (326,895)      387,604    (126,536)
                                          ------------  ------------  ------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............       (51,590)       (1,710)     (387,604)     (9,954)
  From net realized gain on
    investments.........................            --       (12,542)           --
  In excess of net realized gain on
    investments.........................            --            --            --          --
  Return of capital.....................            --            --            --          --
Capital share transactions: (Note 4)
  Increase from capital shares sold and
    reinvested..........................    40,348,942    21,078,341    75,875,884   4,426,908
  Decrease from capital shares
    repurchased.........................   (26,803,641)  (11,126,870)  (60,177,597) (2,061,498)
                                          ------------  ------------  ------------  -----------
  Net increase (decrease) from capital
    share transactions..................    13,545,301     9,951,471    15,698,287   2,365,410
                                          ------------  ------------  ------------  -----------
Total increase (decrease) in net
  assets................................    11,446,720     9,610,324    15,698,287   2,228,920
Net assets:
  Beginning of period...................     7,944,511     5,410,163     3,775,435          --
                                          ------------  ------------  ------------  -----------
  End of period.........................  $ 19,391,231  $ 15,020,487  $ 19,473,722   $2,228,920
                                          ------------  ------------  ------------  -----------
                                          ------------  ------------  ------------  -----------

------------------

  * The Variable International and Variable Emerging Markets Funds did not commence operations until July 5, 1994.
 ** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 121

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              GT GLOBAL
                                          --------------------------------------------------
                                                    VARIABLE STRATEGIC INCOME FUND
                                          --------------------------------------------------
                                                                          FEBRUARY 10, 1993
                                                                                (COM-
                                                                             MENCEMENT OF
                                            YEAR ENDED      YEAR ENDED       OPERATIONS)
                                           DECEMBER 31,    DECEMBER 31,    TO DECEMBER 31,
                                               1995            1994              1993
                                          --------------  --------------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.82       $   14.57         $   12.00
                                          --------------  --------------       --------
  Net investment income (loss)..........         1.07(a)         1.71(b)           0.61
  Net realized and unrealized gain
    (loss) on investments...............         0.93           (4.17)             2.57
                                          --------------  --------------       --------
    Net increase (decrease) resulting
     from operations....................         2.00           (2.46)             3.18
                                          --------------  --------------       --------
Distributions to shareholders:
  From net investment income............        (0.96)          (0.79)            (0.61)
  From net realized gain on
    investments.........................           --           (0.45)               --
  In excess of net realized gain on
    investments.........................           --              --                --
  Return of capital.....................           --           (0.05)               --
                                          --------------  --------------       --------
    Total distributions.................        (0.96)          (1.29)            (0.61)
Net asset value, end of period..........    $   11.86       $   10.82         $   14.57
                                          --------------  --------------       --------
                                          --------------  --------------       --------
Total investment return+(e).............        19.50 %        (17.09)%            27.5 %
                                          --------------  --------------       --------
                                          --------------  --------------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  25,345       $  23,367         $  18,089
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         9.59 %          7.58 %             6.6 %
  Without reimbursement by LGT and
    expense reductions++................         9.35 %          7.43 %             6.3 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %             5.2 %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.00 %          1.00 %             0.5 %
  Without reimbursement by LGT and
    expense reductions++................         1.24 %          1.15 %             0.9 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %             1.9 %
Portfolio turnover++....................          193 %           313 %             245 %

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          --------------------------------------------------
--------------------------------------------------------------------------------------------
                                                    VARIABLE GROWTH & INCOME FUND
                                          --------------------------------------------------
                                                                          FEBRUARY 10, 1993
                                                                                (COM-
                                                                             MENCEMENT OF
                                            YEAR ENDED      YEAR ENDED       OPERATIONS)
                                           DECEMBER 31,    DECEMBER 31,    TO DECEMBER 31,
                                               1995            1994              1993
                                          --------------  --------------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   12.99       $   13.77         $   12.00
                                          --------------  --------------       --------
  Net investment income (loss)..........         0.52(a)         0.46(b)           0.31(c)
  Net realized and unrealized gain
    (loss) on investments...............         1.46           (0.85)             1.79
                                          --------------  --------------       --------
    Net increase (decrease) resulting
     from operations....................         1.98           (0.39)             2.10
                                          --------------  --------------       --------
Distributions to shareholders:
  From net investment income............        (0.40)          (0.39)            (0.28)
  From net realized gain on
    investments.........................           --              --             (0.05)
  In excess of net realized gain on
    investments.........................           --              --                --
  Return of capital.....................           --              --                --
                                          --------------  --------------       --------
    Total distributions.................        (0.40)          (0.39)            (0.33)
Net asset value, end of period..........    $   14.57       $   12.99         $   13.77
                                          --------------  --------------       --------
                                          --------------  --------------       --------
Total investment return+(e).............        15.49 %         (2.85)%            17.8 %
                                          --------------  --------------       --------
                                          --------------  --------------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  30,565       $  25,580         $  11,677
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         3.87 %          3.69 %             3.2 %
  Without reimbursement by LGT and
    expense reductions++................         3.66 %          3.45 %             2.7 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %             1.1 %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.23 %          1.25 %             0.6 %
  Without reimbursement by LGT and
    expense reductions++................         1.44 %          1.49 %             1.2 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %             2.8 %
Portfolio turnover++....................           73 %            53 %              17 %

------------------------

(a) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, $0.00 for the Variable Telecommunications Fund, $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, and $0.47 for the Variable Natural Resources Fund (Note 2).
(b) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, $0.01 for the Variable Telecommunications Fund, and $0.07 for the Variable Emerging Markets Fund (Note 2).
(c) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 122

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               GT GLOBAL
                                          ---------------------------------------------------
                                                VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          ---------------------------------------------------
                                                                           FEBRUARY 10, 1993
                                                                                 (COM-
                                                                             MENCEMENT OF
                                            YEAR ENDED      YEAR ENDED        OPERATIONS)
                                           DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,
                                               1995            1994              1993
                                          --------------  --------------  -------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.63       $   12.53          $   12.00
                                          --------------      -------            -------
  Net investment income (loss)..........         0.79(a)         0.77(b)            0.57(c)
  Net realized and unrealized gain
    (loss) on investments...............         0.84           (1.85)              0.52
                                          --------------      -------            -------
    Net increase (decrease) resulting
     from operations....................         1.63           (1.08)              1.09
                                          --------------      -------            -------
Distributions to shareholders:
  From net investment income............        (0.75)          (0.73)             (0.56)
  From net realized gain on
    investments.........................           --              --                 --
  In excess of net realized gain on
    investments.........................           --              --                 --
  Return of capital.....................           --           (0.09)                --
                                          --------------      -------            -------
    Total distributions.................        (0.75)          (0.82)             (0.56)
Net asset value, end of period..........    $   11.51       $   10.63          $   12.53
                                          --------------      -------            -------
                                          --------------      -------            -------
Total investment return+(e).............        15.85 %         (8.70)%              9.5%
                                          --------------      -------            -------
                                          --------------      -------            -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  11,944       $   9,654          $   6,136
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         7.03 %          6.89 %              6.1%
  Without reimbursement by LGT and
    expense reductions++................         6.37 %          6.21 %              5.5%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %              2.4%
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.00 %          1.00 %              0.5%
  Without reimbursement by LGT and
    expense reductions++................         1.66 %          1.68 %              1.1%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %              4.2%
Portfolio turnover++....................          394 %           350 %              298%

                                                                 GT GLOBAL
                                          -------------------------------------------------------

                                                   VARIABLE U.S. GOVERNMENT INCOME FUND
                                          -------------------------------------------------------
                                                                               FEBRUARY 10, 1993
                                                                                     (COM-
                                                                                 MENCEMENT OF
                                                                YEAR ENDED        OPERATIONS)
                                             YEAR ENDED        DECEMBER 31,     TO DECEMBER 31,
                                          DECEMBER 31, 1995        1994              1993
                                          -----------------   --------------  -------------------
Per Share Operating Performance:
Net asset value, beginning of period....       $10.79           $   12.23          $   12.00
                                              -------             -------            -------
  Net investment income (loss)..........         0.62(a)             0.63(b)            0.53(c)
  Net realized and unrealized gain
    (loss) on investments...............         0.93               (1.39)              0.23
                                              -------             -------            -------
    Net increase (decrease) resulting
     from operations....................         1.55               (0.76)              0.76
                                              -------             -------            -------
Distributions to shareholders:
  From net investment income............        (0.60)              (0.62)             (0.53)
  From net realized gain on
    investments.........................           --               (0.06)                --
  In excess of net realized gain on
    investments.........................           --                  --                 --
  Return of capital.....................           --                  --                 --
                                              -------             -------            -------
    Total distributions.................        (0.60)              (0.68)             (0.53)
Net asset value, end of period..........       $11.74           $   10.79          $   12.23
                                              -------             -------            -------
                                              -------             -------            -------
Total investment return+(e).............        14.73%              (6.27)%              6.4%
                                              -------             -------            -------
                                              -------             -------            -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....       $5,992           $   2,415          $     974
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         5.43%               5.53 %              5.3%
  Without reimbursement by LGT and
    expense reductions++................         3.87%               1.29 %              3.4%
  Without expenses assumed by LGT
    (d)++...............................           --%                 -- %             (6.9)%
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.00%               0.38 %              0.0%
  Without reimbursement by LGT and
    expense reductions++................         2.56%               4.63 %              1.9%
  Without expenses assumed by LGT
    (d)++...............................           --%                 -- %             12.3%
Portfolio turnover++....................          186%                 34 %               81%

                                                                 GT GLOBAL
                                          -------------------------------------------------------

                                                        VARIABLE LATIN AMERICA FUND
                                          -------------------------------------------------------
                                                                               FEBRUARY 10, 1993
                                                                                     (COM-
                                                                                 MENCEMENT OF
                                                                YEAR ENDED        OPERATIONS)
                                             YEAR ENDED        DECEMBER 31,     TO DECEMBER 31,
                                          DECEMBER 31, 1995        1994              1993
                                          -----------------   --------------  -------------------
Per Share Operating Performance:
Net asset value, beginning of period....      $ 19.17           $   17.68          $   12.00
                                             --------         --------------         -------
  Net investment income (loss)..........         0.51(a)             0.11(b)            0.04(c)
  Net realized and unrealized gain
    (loss) on investments...............        (5.10)               1.49               5.64
                                             --------         --------------         -------
    Net increase (decrease) resulting
     from operations....................        (4.59)               1.60               5.68
                                             --------         --------------         -------
Distributions to shareholders:
  From net investment income............        (0.16)              (0.04)                --
  From net realized gain on
    investments.........................        (2.00)              (0.07)                --
  In excess of net realized gain on
    investments.........................           --                  --                 --
  Return of capital.....................           --                  --                 --
                                             --------         --------------         -------
    Total distributions.................        (2.16)              (0.11)                --
Net asset value, end of period..........      $ 12.42           $   19.17          $   17.68
                                             --------         --------------         -------
                                             --------         --------------         -------
Total investment return+(e).............       (24.14)%              9.14 %             47.3%
                                             --------         --------------         -------
                                             --------         --------------         -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $19,771           $  26,631          $   8,240
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         4.43%               0.82 %              1.0%
  Without reimbursement by LGT and
    expense reductions++................         3.92%               0.49 %              0.4%
  Without expenses assumed by LGT
    (d)++...............................           --%                 -- %             (2.5)%
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.18%               1.25 %              0.7%
  Without reimbursement by LGT and
    expense reductions++................         1.69%               1.58 %              1.3%
  Without expenses assumed by LGT
    (d)++...............................           --%                 -- %              4.2%
Portfolio turnover++....................          140%                185 %               78%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      GT GLOBAL
                                                                                            ------------------------------
                                                             GT GLOBAL
                                          ------------------------------------------------    VARIABLE EMERGING MARKETS
                                                                                                        FUND**
                                                  VARIABLE TELECOMMUNICATIONS FUND          ------------------------------
                                          ------------------------------------------------                   JULY 5, 1994
                                            YEAR ENDED      YEAR ENDED    OCTOBER 18, 1993    YEAR ENDED          TO
                                           DECEMBER 31,    DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               1995            1994             1993             1995            1994
                                          --------------  --------------  ----------------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   13.98       $   13.07        $   12.00        $   11.89       $   12.00
                                          --------------  --------------       -------          -------         -------
  Net investment income (loss)..........         0.02(a)         0.01(b)          0.04(c)          0.14(a)         0.07(b)
  Net realized and unrealized gain
    (loss) on investments...............         3.26            0.92             1.03            (1.04)          (0.05)
                                          --------------  --------------       -------          -------         -------
    Net increase (decrease) resulting
     from operations....................         3.28            0.93             1.07            (0.90)           0.02
                                          --------------  --------------       -------          -------         -------
Distributions to shareholders:
  From net investment income............        (0.03)          (0.02)              --            (0.09)          (0.07)
  From net realized gain on
    investments.........................        (0.36)             --               --               --              --
  In excess of net realized gain on
    investments.........................           --              --               --               --           (0.06)
  Return of capital.....................           --              --               --            (0.02)             --
                                          --------------  --------------       -------          -------         -------
    Total distributions.................        (0.39)          (0.02)              --            (0.11)          (0.13)
Net asset value, end of period..........    $   16.87       $   13.98        $   13.07        $   10.88       $   11.89
                                          --------------  --------------       -------          -------         -------
                                          --------------  --------------       -------          -------         -------
Total investment return+(e).............        23.66 %          7.15 %            8.9 %          (7.54)%          0.12 %
                                          --------------  --------------       -------          -------         -------
                                          --------------  --------------       -------          -------         -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  50,778       $  36,029        $   7,903        $   8,983       $   7,267
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         0.16 %          0.31 %            2.5 %           1.55 %          4.10 %
  Without reimbursement by LGT and
    expense reductions++................         0.10 %          0.07 %            2.3 %           0.51 %         (0.20)%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %            1.6 %             -- %            -- %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.20 %          1.25 %            0.9 %           1.18 %          0.00 %
  Without reimbursement by LGT and
    expense reductions++................         1.26 %          1.49 %            1.1 %           2.22 %          4.30 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %            1.8 %             -- %            -- %
Portfolio turnover++....................           70 %            81 %             20 %            210 %           117 %


                                                          GT GLOBAL
                                          ------------------------------------------

                                                VARIABLE
                                             INFRASTRUCTURE       VARIABLE NATURAL
                                                FUND***          RESOURCES FUND***
                                          --------------------  --------------------
                                            JANUARY 31, 1995      JANUARY 31, 1995
                                          TO DECEMBER 31, 1995  TO DECEMBER 31, 1995
                                          --------------------  --------------------
Per Share Operating Performance:
Net asset value, beginning of period....       $   12.00             $   12.00
                                                 -------               -------
  Net investment income (loss)..........            0.07(a)               0.73(a)
  Net realized and unrealized gain
    (loss) on investments...............            1.20                  1.91
                                                 -------               -------
    Net increase (decrease) resulting
     from operations....................            1.27                  2.64
                                                 -------               -------
Distributions to shareholders:
  From net investment income............              --                 (0.71)
  From net realized gain on
    investments.........................              --                    --
  In excess of net realized gain on
    investments.........................              --                 (0.05)
  Return of capital.....................              --                    --
                                                 -------               -------
    Total distributions.................              --                 (0.76)
Net asset value, end of period..........       $   13.27             $   13.88
                                                 -------               -------
                                                 -------               -------
Total investment return+(e).............           10.58 %               22.20 %
                                                 -------               -------
                                                 -------               -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....       $   1,594             $   1,365
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......            1.36 %               10.87 %
  Without reimbursement by LGT and
    expense reductions++................           (6.65)%                2.94 %
  Without expenses assumed by LGT
    (d)++...............................              -- %                  -- %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......            1.34 %                1.14 %
  Without reimbursement by LGT and
    expense reductions++................            9.35 %                9.07 %
  Without expenses assumed by LGT
    (d)++...............................              -- %                  -- %
Portfolio turnover++....................              38 %                 875 %

------------------------

(d) During the period ended December 31, 1993, LGT voluntarily assumed certain expenses for the Funds (Note 2).
(e) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
  * The Variable Telecommunications Fund did not commence operations until October 18, 1993.
 ** The Variable Emerging Markets Fund did not commence operations until July 5, 1994.
*** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 123

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               GT GLOBAL
                                          ---------------------------------------------------
                                                         VARIABLE AMERICA FUND
                                          ---------------------------------------------------
                                                                           FEBRUARY 10, 1993
                                                                                 (COM-
                                                                             MENCEMENT OF
                                            YEAR ENDED      YEAR ENDED        OPERATIONS)
                                           DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,
                                               1995            1994              1993
                                          --------------  --------------  -------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   15.81       $   13.75          $   12.00
                                          --------------  --------------         -------
  Net investment income (loss)..........         0.21(a)         0.48(b)            1.11(c)
  Net realized and unrealized gain
    (loss) on investments...............         3.80            2.08               0.64
                                          --------------  --------------         -------
    Net increase (decrease) resulting
     from operations....................         4.01            2.56               1.75
                                          --------------  --------------         -------
Distributions to shareholders:
  From net investment income............        (0.07)          (0.50)                --
  From net realized gain on
    investments.........................        (0.29)             --                 --
  In excess of net realized gain on
    investments
  Return of capital
                                          --------------  --------------         -------
    Total distributions.................        (0.36)          (0.50)                --
Net asset value, end of period..........    $   19.46       $   15.81          $   13.75
                                          --------------  --------------         -------
                                          --------------  --------------         -------
Total investment return+(c).............        25.37 %         18.88 %             14.7%
                                          --------------  --------------         -------
                                          --------------  --------------         -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  37,643       $  15,257          $   1,700
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.66 %          1.83 %             14.1%
  Without reimbursement by LGT and
    expense reductions++................         1.60 %          0.76 %             12.8%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %              7.6%
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.00 %          0.98 %              0.0%
  Without reimbursement by LGT and
    expense reductions++................         1.06 %          2.05 %              1.3%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %              6.5%
Portfolio turnover++....................           79 %           139 %              831%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                    GT GLOBAL
                                          ------------------------------
                                              VARIABLE INTERNATIONAL
                                                      FUND*
                                          ------------------------------
                                                          JULY 5, 1994,
                                            YEAR ENDED          TO
                                           DECEMBER 31,    DECEMBER 31,
                                               1995            1994
                                          --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.25       $   12.00
                                              -------         -------
  Net investment income (loss)..........         0.09(a)         0.06(b)
  Net realized and unrealized gain
    (loss) on investments...............        (0.22)          (0.76)
                                              -------         -------
    Net increase (decrease) resulting
     from operations....................        (0.13)          (0.70)
                                              -------         -------
Distributions to shareholders:
  From net investment income............        (0.09)          (0.05)
  From net realized gain on
    investments.........................        (0.02)             --
  In excess of net realized gain on
    investments
  Return of capital
                                              -------         -------
    Total distributions.................        (0.11)          (0.05)
Net asset value, end of period..........    $   11.01       $   11.25
                                              -------         -------
                                              -------         -------
Total investment return+(c).............        (1.14)%         (5.81)%
                                              -------         -------
                                              -------         -------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   3,663       $   2,229
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         0.93 %          3.33 %
  Without reimbursement by LGT and
    expense reductions++................        (1.35)%         (2.56)%
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.25 %          0.69 %
  Without reimbursement by LGT and
    expense reductions++................         3.53 %          6.58 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %
Portfolio turnover++....................          107 %            17 %

------------------------

(a) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, $0.08 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.22 for the Variable International Fund (Note 2).
(b) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.04 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.11 for the Variable International Fund (Note 2).
(c) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.03 for the Variable Europe Fund, and $0.01 for the Money Market Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 124

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               GT GLOBAL                                 GT GLOBAL
                                          ---------------------------------------------------  ------------------------------
                                                       VARIABLE NEW PACIFIC FUND                    VARIABLE EUROPE FUND
                                          ---------------------------------------------------  ------------------------------
                                                                           FEBRUARY 10, 1993
                                                                                 (COM-
                                                                             MENCEMENT OF
                                            YEAR ENDED      YEAR ENDED        OPERATIONS)        YEAR ENDED      YEAR ENDED
                                           DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                               1995            1994              1993               1995            1994
                                          --------------  --------------  -------------------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.01       $   16.07          $   12.00         $   15.22       $   15.33
                                          --------------  --------------         -------       --------------  --------------
  Net investment income (loss)..........         0.20(a)         0.08(b)            0.04(c)           0.18(a)         0.16(b)
  Net realized and unrealized gain
    (loss) on investments...............        (0.23)          (2.08)              4.03              1.28           (0.25)
                                          --------------  --------------         -------       --------------  --------------
    Net increase (decrease) resulting
     from operations....................        (0.03)          (2.00)              4.07              1.46           (0.09)
                                          --------------  --------------         -------       --------------  --------------
Distributions to shareholders:
  From net investment income............        (0.06)          (0.06)                --             (0.16)             --
  From net realized gain on
    investments.........................           --              --                 --                --           (0.02)
  In excess of net realized gain on
    investments
  Return of capital
                                          --------------  --------------         -------       --------------  --------------
    Total distributions.................        (0.06)          (0.06)                --             (0.16)          (0.02)
Net asset value, end of period..........    $   13.92       $   14.01          $   16.07         $   16.52       $   15.22
                                          --------------  --------------         -------       --------------  --------------
                                          --------------  --------------         -------       --------------  --------------
Total investment return+(c).............        (0.21)%        (12.47)%             33.9%             9.66 %         (0.59)%
                                          --------------  --------------         -------       --------------  --------------
                                          --------------  --------------         -------       --------------  --------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  23,025       $  19,391          $   7,945         $  15,641       $  15,020
Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.27 %          0.83 %              0.9%             1.12 %          1.48 %
  Without reimbursement by LGT and
    expense reductions++................         1.74 %          0.48 %              0.3%             0.60 %          1.07 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %             (2.0)%              -- %            -- %
Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......         1.14 %          1.25 %              0.6%             1.20 %          1.25 %
  Without reimbursement by LGT and
    expense reductions++................         1.61 %          1.60 %              1.3%             1.72 %          1.66 %
  Without expenses assumed by LGT
    (d)++...............................           -- %            -- %              3.6%               -- %            -- %
Portfolio turnover++....................           67 %            30 %               15%              123 %            61 %

                                                                                    GT GLOBAL
                                                               ---------------------------------------------------

                                                                                MONEY MARKET FUND
                                                               ---------------------------------------------------

                                           FEBRUARY 10, 1993                                    FEBRUARY 10, 1993

                                                 (COM-                                                (COM-

                                             MENCEMENT OF                                         MENCEMENT OF

                                              OPERATIONS)        YEAR ENDED      YEAR ENDED        OPERATIONS)

                                            TO DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,

                                                 1993               1995            1994              1993

                                          -------------------  --------------  --------------  -------------------

Per Share Operating Performance:
Net asset value, beginning of period....       $   12.00         $    1.00       $    1.00          $    1.00

                                                 -------       --------------  --------------         -------

  Net investment income (loss)..........            0.05(c)           0.05(a)         0.03(b)            0.03(c)

  Net realized and unrealized gain
    (loss) on investments...............            3.28                --              --                 --

                                                 -------       --------------  --------------         -------

    Net increase (decrease) resulting
     from operations....................            3.33              0.05            0.03               0.03

                                                 -------       --------------  --------------         -------

Distributions to shareholders:
  From net investment income............              --             (0.05)          (0.03)             (0.03)

  From net realized gain on
    investments.........................              --                --              --                 --

  In excess of net realized gain on
    investments
  Return of capital
                                                 -------       --------------  --------------         -------

    Total distributions.................              --             (0.05)          (0.03)             (0.03)

Net asset value, end of period..........       $   15.33         $    1.00       $    1.00          $    1.00

                                                 -------       --------------  --------------         -------

                                                 -------       --------------  --------------         -------

Total investment return+(c).............            27.8%             5.26 %          3.48 %              2.6%

                                                 -------       --------------  --------------         -------

                                                 -------       --------------  --------------         -------

Ratios and supplemental data:
Net assets, end of period (in 000's)....       $   5,410         $  14,891       $  19,474          $   3,775

Ratio of net investment income (loss) to
  average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......             1.1%             5.15 %          3.70 %              2.9%

  Without reimbursement by LGT and
    expense reductions++................             0.4%             4.85 %          3.64 %              2.1%

  Without expenses assumed by LGT
    (d)++...............................            (2.8)%              -- %            -- %             (2.6)%

Ratio of expenses to average net assets:
  With reimbursement by LGT and expense
    reductions (Notes 1, 2, & 5)++......             0.7%             0.75 %          0.75 %              0.2%

  Without reimbursement by LGT and
    expense reductions++................             1.4%             1.05 %          0.81 %              1.0%

  Without expenses assumed by LGT
    (d)++...............................             4.6%               -- %            -- %              5.7%

Portfolio turnover++....................              27%              N/A             N/A                N/A


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------

(d) During the period ended December 31, 1993, LGT voluntarily assumed certain expenses for the Funds (Note 2).
(e) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.

  * The Variable International Fund did not commence operations until July 5, 1994.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 125

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act") as open-end management investment companies. The G.T. Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. G.T. Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of beneficial interest for the two companies are referred to herein collectively as the "Funds.") Each of the Funds is classified as a diversified management investment company; except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Companies' Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income

                  Statement of Additional Information Page 126

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the

                  Statement of Additional Information Page 127

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I)  TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards:

                                          CAPITAL LOSS    EXPIRES IN
GT GLOBAL FUNDS                           CARRYFORWARD       YEAR
----------------------------------------  -------------  -------------
Variable Strategic Income                  $ 3,286,925          2002
                                               820,482          2003
Variable Global Government Income            1,174,971          2002
Variable Latin America                       6,286,637          2003
Variable Growth and Income                     221,353          2002
                                             1,207,812          2003
Variable Emerging Markets                    1,143,261          2003
Variable New Pacific                            12,288          2001
                                               430,871          2002
                                             1,467,506          2003
Variable Europe                                 75,636          2002
                                               758,843          2003
Variable International                         271,119          2003

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While LGT has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse LGT for the amount of these advances. In the event that LGT redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable

                  Statement of Additional Information Page 128

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Europe Fund and Variable America Fund; or the initial 25,000 shares of the Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from LGT's redemption proceeds.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                      DECEMBER 31, 1995          YEAR/PERIOD ENDED
                                                                               --------------------------------  DECEMBER 31, 1995
                                                                               AGGREGATE VALUE                   -----------------
GT GLOBAL                                                                          ON LOAN      CASH COLLATERAL    FEES RECEIVED
-----------------------------------------------------------------------------  ---------------  ---------------  -----------------
Variable Strategic Income Fund...............................................   $     562,655    $     599,961       $      --
Variable Global Government Income Fund.......................................         357,643          367,840              --
Variable U.S. Government Income Fund.........................................              --               --              --
Variable Latin America Fund..................................................       1,304,075        1,447,200           7,044
Variable Growth and Income Fund..............................................       2,512,975        2,681,946           4,092
Variable Telecommunications Fund.............................................         751,013          767,000          14,920
Variable Emerging Markets Fund...............................................              --               --              --
Variable Infrastructure Fund.................................................          15,767           17,422              --
Variable Natural Resources Fund..............................................              --               --              --
Variable America Fund........................................................              --               --              --
Variable New Pacific Fund....................................................         573,172          814,000          20,311
Variable Europe Fund.........................................................         530,737          560,213             278
Money Market Fund............................................................              --               --              --
Variable International Fund..................................................          66,769           71,769              --

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian fees.

2. RELATED PARTIES
LGT (LGT Asset Management, Inc., formerly known as G.T. Capital Management, Inc.) is the Funds' investment manager and administrator. For these services, the Money Market Fund pays LGT an

                  Statement of Additional Information Page 129

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays LGT an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays LGT an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

LGT has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, the Variable Europe Fund, the Variable Latin America Fund, the Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, LGT has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, the Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, LGT has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to .75% of its average daily net assets. From time to time, LGT in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, is the Funds' distributor. GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                                                                                  YEAR/PERIOD ENDED
GT GLOBAL                                                                                                         DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------  ------------------
Variable Strategic Income Fund..................................................................................      $   21,536
Variable Global Government Income Fund..........................................................................          14,502
Variable U.S. Government Income Fund............................................................................           8,999
Variable Latin America Fund.....................................................................................          33,816
Variable Growth & Income Fund...................................................................................          16,929
Variable Telecommunications Fund................................................................................          61,145
Variable Emerging Markets Fund..................................................................................          33,867
Variable Infrastructure Fund....................................................................................           4,309
Variable Natural Resources Fund.................................................................................           1,945
Variable America Fund...........................................................................................          58,480
Variable New Pacific Fund.......................................................................................          22,629
Variable Europe Fund............................................................................................          13,066
Money Market Fund...............................................................................................          91,141
Variable International Fund.....................................................................................           3,374

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Funds. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the

                  Statement of Additional Information Page 130

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
aggregate assets of the GT Funds. For the period ended December 31, 1995, fund accounting fees paid to LGT are as follows:

                                                                                                                     PERIOD ENDED
GT GLOBAL                                                                                                          DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------------  -----------------
Variable Strategic Income Fund...................................................................................      $   2,523
Variable Global Government Income Fund...........................................................................          1,197
Variable U.S. Government Income Fund.............................................................................            567
Variable Latin America Fund......................................................................................          2,080
Variable Growth & Income Fund....................................................................................          3,066
Variable Telecommunications Fund.................................................................................          5,248
Variable Emerging Markets Fund...................................................................................            884
Variable Infrastructure Fund.....................................................................................            124
Variable Natural Resources Fund..................................................................................            109
Variable America Fund............................................................................................          4,066
Variable New Pacific Fund........................................................................................          2,215
Variable Europe Fund.............................................................................................          1,673
Money Market Fund................................................................................................          1,633
Variable International Fund......................................................................................            386

The Companies pay each of their Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year.

                  Statement of Additional Information Page 131

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year/period ended December 31, 1995:

                       PURCHASES AND SALES OF SECURITIES

                                                                                                              PURCHASES
                                                                                                   --------------------------------
GT GLOBAL                                                                                          U.S. GOVERNMENT    OTHER ISSUES
-------------------------------------------------------------------------------------------------  ----------------  --------------
Variable Strategic Income Fund...................................................................   $   11,501,057   $   30,863,502
Variable Global Government Income Fund...........................................................        9,478,278       30,781,156
Variable U.S. Government Income Fund.............................................................        6,230,989          217,250
Variable Latin America Fund......................................................................               --       24,734,706
Variable Growth & Income Fund....................................................................        3,087,404       19,986,655
Variable Telecommunications Fund.................................................................               --       29,912,113
Variable Emerging Markets Fund...................................................................               --       16,580,240
Variable Infrastructure Fund.....................................................................               --        1,464,730
Variable Natural Resources Fund..................................................................               --        4,468,111
Variable America Fund............................................................................               --       31,633,117
Variable New Pacific Fund........................................................................               --       15,203,522
Variable Europe Fund.............................................................................               --       17,456,628
Money Market Fund................................................................................               --               --
Variable International Fund......................................................................               --        4,596,400

                                                                                                                SALES
                                                                                                   --------------------------------
GT GLOBAL                                                                                          U.S. GOVERNMENT    OTHER ISSUES
-------------------------------------------------------------------------------------------------  ----------------  --------------
Variable Strategic Income Fund...................................................................   $   11,465,215   $   30,347,033
Variable Global Government Income Fund...........................................................        8,531,882       30,747,779
Variable U.S. Government Income Fund.............................................................        5,317,980               --
Variable Latin America Fund......................................................................               --       26,769,130
Variable Growth & Income Fund....................................................................          570,538       18,078,696
Variable Telecommunications Fund.................................................................               --       27,856,893
Variable Emerging Markets Fund...................................................................               --       13,876,496
Variable Infrastructure Fund.....................................................................               --          231,362
Variable Natural Resources Fund..................................................................               --        3,408,441
Variable America Fund............................................................................               --       16,747,582
Variable New Pacific Fund........................................................................               --       11,878,821
Variable Europe Fund.............................................................................               --       18,113,420
Money Market Fund................................................................................               --               --
Variable International Fund......................................................................               --        3,105,340

                  Statement of Additional Information Page 132

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Funds' written options activity for the year/period ended December 31, 1995, was as follows:

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                                                     UNDERLYING
                                                                                                  PRINCIPAL AMOUNT      PREMIUMS
                                                                                                  -----------------  --------------
Options outstanding at December 31, 1994........................................................   $            --   $           --
Options written during the year ended December 31, 1995.........................................         1,000,000            8,750
Options cancelled in closing purchase transactions..............................................                --               --
Options expired prior to exercise...............................................................        (1,000,000)          (8,750)
Options exercised...............................................................................                --               --
                                                                                                  -----------------  --------------
Options outstanding at December 31, 1995........................................................   $            --   $           --
                                                                                                  -----------------  --------------
                                                                                                  -----------------  --------------

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                                                     UNDERLYING
                                                                                                   NOMINAL AMOUNT       PREMIUMS
                                                                                                  -----------------  --------------
Options outstanding at December 31, 1994........................................................   $            --   $           --
Options written during the year ended December 31, 1995.........................................           980,000            4,508
Options cancelled in closing purchase transactions (Realized loss of $11,564)...................          (980,000)          (4,508)
Options expired prior to exercise...............................................................                --               --
Options exercised...............................................................................                --               --
                                                                                                  -----------------  --------------
Options outstanding at December 31, 1995........................................................   $            --   $           --
                                                                                                  -----------------  --------------
                                                                                                  -----------------  --------------

                  Statement of Additional Information Page 133

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                      YEAR ENDED DECEMBER 31, 1995   YEAR ENDED DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND
Shares sold.........................................................     1,985,281  $    22,200,799     1,978,885  $    24,363,028
Shares issued in connection with reinvestment of distributions......       179,542        1,991,044       217,861        2,504,885
                                                                      ------------  ---------------  ------------  ---------------
                                                                         2,164,823       24,191,843     2,196,746       26,867,913
Shares repurchased..................................................    (2,185,897)     (24,283,139)   (1,279,651)     (14,932,250)
                                                                      ------------  ---------------  ------------  ---------------
Net increase (decrease).............................................       (21,074) $       (91,296)      917,095  $    11,935,663
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
Shares sold.........................................................     1,119,737  $    11,927,543       929,187  $    10,658,737
Shares issued in connection with reinvestment of distributions......        64,913          722,395        60,221          673,921
                                                                      ------------  ---------------  ------------  ---------------
                                                                         1,184,650       12,649,938       989,408       11,332,658
Shares repurchased..................................................    (1,054,689)     (11,200,397)     (571,500)      (6,371,492)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       129,961  $     1,449,541       417,908  $     4,961,166
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
Shares sold.........................................................     1,824,240  $    20,431,040       423,487  $     4,690,715
Shares issued in connection with reinvestment of distributions......        18,588          234,899         9,399          104,492
                                                                      ------------  ---------------  ------------  ---------------
                                                                         1,842,828       20,665,939       432,886        4,795,207
Shares repurchased..................................................    (1,556,416)     (17,459,191)     (288,661)      (3,169,722)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       286,412  $     3,206,748       144,225  $     1,625,485
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE LATIN AMERICA FUND
Shares sold.........................................................     2,569,344  $    35,542,045     1,888,080  $    37,506,975
Shares issued in connection with reinvestment of distributions......       236,651        2,991,268         5,690           91,834
                                                                      ------------  ---------------  ------------  ---------------
                                                                         2,805,995       38,533,313     1,893,770       37,598,809
Shares repurchased..................................................    (2,602,904)     (36,198,875)     (970,532)     (19,435,079)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       203,091  $     2,334,438       923,238  $    18,163,730
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE GROWTH & INCOME FUND
Shares sold.........................................................       776,808  $    10,555,910     1,577,747  $    21,179,611
Shares issued in connection with reinvestment of distributions......        59,956          818,466        49,422          644,305
                                                                      ------------  ---------------  ------------  ---------------
                                                                           836,764       11,374,376     1,627,169       21,823,916
Shares repurchased..................................................      (708,880)      (9,669,648)     (505,030)      (6,701,077)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       127,884  $     1,704,728     1,122,139  $    15,122,839
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
Shares sold.........................................................     1,453,558  $    23,188,408     2,738,401  $    36,062,278
Shares issued in connection with reinvestment of distributions......        68,050        1,045,935         2,609           31,627
                                                                      ------------  ---------------  ------------  ---------------
                                                                         1,521,608       24,234,343     2,741,010       36,093,905
Shares repurchased..................................................    (1,087,480)     (17,197,275)     (769,197)     (10,175,735)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       434,128  $     7,037,068     1,971,813  $    25,918,170
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

                                                                                                             JULY 5, 1994
                                                                                                           (COMMENCEMENT OF
                                                                                                            OPERATIONS) TO
                                                                                                           DECEMBER 31, 1994
                                                                                                     -----------------------------
                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE EMERGING MARKETS FUND
Shares sold.........................................................     1,173,549  $    12,723,265       880,133  $    11,376,969
Shares issued in connection with reinvestment of distributions......         8,331           90,089         5,988           75,214
                                                                      ------------  ---------------  ------------  ---------------
                                                                         1,181,880       12,813,354       886,121       11,452,183
Shares repurchased..................................................      (967,577)     (10,519,830)     (274,767)      (3,583,799)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       214,303  $     2,293,524       611,354  $     7,868,384
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

                  Statement of Additional Information Page 134

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                            JANUARY 31, 1995
                                                                      (COMMENCEMENT OF OPERATIONS)
                                                                                   TO
                                                                            DECEMBER 31, 1995
                                                                      -----------------------------
                                                                         SHARES         AMOUNT
                                                                      ------------  ---------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND
Shares sold.........................................................       174,610  $     2,285,935
Shares repurchased..................................................       (62,813)        (826,452)
                                                                      ------------  ---------------
Net increase........................................................       111,797  $     1,459,483
                                                                      ------------  ---------------
                                                                      ------------  ---------------
GT GLOBAL VARIABLE NATURAL RESOURCES FUND
Shares sold.........................................................       228,814  $     3,086,623
Shares issued in connection with reinvestment of distribution.......         4,976           67,477
                                                                      ------------  ---------------
                                                                           233,790        3,154,100
Shares repurchased..................................................      (143,765)      (1,940,086)
                                                                      ------------  ---------------
Net increase........................................................        90,025  $     1,214,014
                                                                      ------------  ---------------
                                                                      ------------  ---------------

                                                                      YEAR ENDED DECEMBER 31, 1995   YEAR ENDED DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE AMERICA FUND
Shares sold.........................................................     3,800,437  $    72,967,274     1,410,056  $    21,334,929
Shares issued in connection with reinvestment of distributions......        31,220          606,288         9,566          136,602
                                                                      ------------  ---------------  ------------  ---------------
                                                                         3,831,657       73,573,562     1,419,622       21,471,531
Shares repurchased..................................................    (2,862,326)     (55,970,932)     (578,009)      (8,750,561)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       969,331  $    17,602,630       841,613  $    12,720,970
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE NEW PACIFIC FUND
Shares sold.........................................................     7,058,585  $    95,900,026     2,682,038  $    40,297,352
Shares issued in connection with reinvestment of distributions......         6,484           90,012         3,541           51,590
                                                                      ------------  ---------------  ------------  ---------------
                                                                         7,065,069       95,990,038     2,685,579       40,348,942
Shares repurchased..................................................    (6,795,204)     (92,832,446)   (1,795,774)     (26,803,641)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       269,865  $     3,157,592       889,805  $    13,545,301
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE EUROPE FUND
Shares sold.........................................................     2,497,482  $    39,741,019     1,354,348  $    21,064,089
Shares issued in connection with reinvestment of distributions......         9,965          154,451           927           14,252
                                                                      ------------  ---------------  ------------  ---------------
                                                                         2,507,447       39,895,470     1,355,275       21,078,341
Shares repurchased..................................................    (2,547,574)     (40,557,920)     (721,304)     (11,126,870)
                                                                      ------------  ---------------  ------------  ---------------
Net increase (decrease).............................................       (40,127) $      (662,450)      633,971  $     9,951,471
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL MONEY MARKET FUND
Shares sold.........................................................   178,846,705  $   178,851,599    75,553,997  $    75,553,997
Shares issued in connection with reinvestment of distributions......       823,767          818,843       321,887          321,887
                                                                      ------------  ---------------  ------------  ---------------
                                                                       179,670,472      179,670,442    75,875,884       75,875,884
Shares repurchased..................................................  (184,253,572)    (184,253,572)  (60,177,597)     (60,177,597)
                                                                      ------------  ---------------  ------------  ---------------
Net increase (decrease).............................................    (4,583,100) $    (4,583,130)   15,698,287  $    15,698,287
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

                                                                                                             JULY 5, 1994
                                                                                                           (COMMENCEMENT OF
                                                                                                            OPERATIONS) TO
                                                                                                           DECEMBER 31, 1994
                                                                                                     -----------------------------
                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
GT GLOBAL VARIABLE INTERNATIONAL FUND
Shares sold.........................................................     1,403,934  $    14,984,693       371,362  $     4,416,954
Shares issued in connection with reinvestment of distributions......         3,283           35,810           885            9,954
                                                                      ------------  ---------------  ------------  ---------------
                                                                         1,407,217       15,020,503       372,247        4,426,908
Shares repurchased..................................................    (1,272,826)     (13,587,017)     (174,075)      (2,061,498)
                                                                      ------------  ---------------  ------------  ---------------
Net increase........................................................       134,391  $     1,433,486       198,172  $     2,365,410
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
GT Capital has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. For the year/ period ended December 31, 1995, the Funds' expenses were reduced by $32,284 under these arrangements.

                  Statement of Additional Information Page 135

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the following Funds made capital gain designations for the fiscal year ended December 31, 1995:

GT GLOBAL FUNDS:
------------------------------------------
Variable Latin America....................  $   212,380
Variable Telecommunications...............       27,361
Variable America..........................       16,400
Variable International....................        2,394

                  Statement of Additional Information Page 136